EquiTrust Life Annuity Account

VARIABLE ANNUITY CONTRACT

PROSPECTUS

June 9, 2008

EquiTrust Life Insurance Company (the “Company”) is offering the variable deferred annuity contract (the “Contract”) described in this Prospectus. The Contract provides for Accumulated Value and annuity payments on a fixed and variable basis. The Company sells the Contract to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code.

The Owner of a Contract (“you” or “your”) may allocate premiums and Accumulated Value to 1) the Declared Interest Option, an account that provides a specified rate of interest, and/or 2) Subaccounts of EquiTrust Life Annuity Account available under the Policy, each of which invests in one of the following Investment Options:

Columbia Funds Variable Insurance Trust

International Fund—Class A

Mid Cap Value Fund—Class B

Small Cap Value Fund—Class B

Small Company Growth Fund—
Class B

DWS Variable Series I

DWS Global Opportunities VIP—Class A

DWS Variable Series II

DWS Global Thematic VIP Class A

EquiTrust Variable Insurance Series Fund

Blue Chip Portfolio—Service Class

High Grade Bond Portfolio—Service Class

Managed Portfolio—Service Class

Money Market Portfolio—Service Class

Strategic Yield Portfolio—Service Class

Value Growth Portfolio—Service Class

Fidelity Variable Insurance Products Funds

VIP Contrafund Portfolio—Service Class 2

VIP Growth Portfolio—Service Class 2

VIP High Income Portfolio—Service Class 2

VIP Index 500 Portfolio—Service Class 2

VIP Mid Cap Portfolio—Service Class 2

VIP Real Estate Portfolio—Service Class 2

Franklin Templeton Variable Insurance Trust

Franklin Small Cap Value Securities Fund—Class 2

Franklin U.S. Government Fund—Class 2

Mutual Shares Securities Fund—Class 2

Templeton Global Income Securities—Class 2

JPMorgan Insurance Trust

Diversified Mid Cap Growth Fund—Class 1

Intrepid Growth Fund—Class 1

Intrepid Mid Cap Fund—Class 1

Small Cap Equity Fund—Class 2

Summit Pinnacle Series

Nasdaq-100 Index Portfolio

Russell 2000 Small Cap Index Portfolio—Class F

S&P MidCap 400 Index Portfolio—Class F

EAFE International Index Portfolio—Class F

T.Rowe Price Equity Series, Inc.

Equity Income Portfolio

New America Growth Portfolio

Personal Strategy Balanced Portfolio

T.Rowe Price International Series, Inc.

International Stock Portfolio

The accompanying prospectus for each Investment Option describes the investment objectives and attendant risks of each Investment Option. If you allocate premiums to the Subaccounts, the amount of the Contract’s Accumulated Value prior to the Retirement Date will vary to reflect the investment performance of the Investment Options you select.

Please note that the Contracts and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

You may find additional information about your Contract and the Account in the Statement of Additional Information dated the same as this Prospectus. To obtain a copy of this document, please contact us at the address or phone number shown on the cover of this Prospectus. The Statement of Additional Information (“SAI”) has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus, and other information filed electronically with the SEC.

Please read this Prospectus carefully and retain it for future reference. A prospectus for each Investment Option must accompany this Prospectus and you should read it in conjunction with this Prospectus. All material features of the Contract are described in this Prospectus.

The Securities and Exchange Commission has not approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Issued By

EquiTrust Life Insurance Company

5400 University Avenue

West Des Moines, Iowa 50266

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The Contract may not be available in all jurisdictions.

This Prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made.

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DEFINITIONS

Account: EquiTrust Life Annuity Account.

Accumulated Value: The total amount invested under the Contract, which is the sum of the values of the Contract in each Subaccount of the Account plus the value of the Contract in the Declared Interest Option.

Annuitant: The person whose life determines the annuity benefits payable under the Contract.

Beneficiary: The person (or persons) to whom the Company pays the proceeds on the death of the Owner/Annuitant.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (generally, 3:00 p.m. central time).

The Code: The Internal Revenue Code of 1986, as amended.

The Company (“we”, “us” or “our”): EquiTrust Life Insurance Company.

Contract: The nonparticipating variable annuity contract we offer and describe in this Prospectus, which term includes the basic contract described in this Prospectus, the contract application, any supplemental applications and any endorsements or additional benefit riders or agreements.

Contract Anniversary: The same date in each Contract Year as the Contract Date.

Contract Date: The date on which the Company receives a properly completed application at the Home Office. It is the date set forth on the data page of the Contract which the Company uses to determine Contract Years and Contract Anniversaries.

Contract Year: A twelve-month period beginning on the Contract Date or on a Contract Anniversary.

Declared Interest Option: An investment option under the Contract funded by the Company’s General Account. It is not part of, nor dependent upon, the investment performance of the Account.

Due Proof of Death: Satisfactory documentation provided to the Company verifying proof of death. This documentation may include the following:

(a) a certified copy of the death certificate;

(b) a certified copy of a court decree reciting a finding of death;

(c) the Beneficiary’s statement of election;

(d) a copy of the Beneficiary’s Form W-9; or

(e) any other proof satisfactory to the Company.

Fund: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end diversified management investment company or unit investment trust in which the Account invests.

General Account: The assets of the Company other than those allocated to the Account or any other separate account of the Company.

Home Office: The principal office of the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

Investment Option: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

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Monthly Anniversary: The same date in each month as the Contract Date unless it would fall on a non-Business Day then the following Business Day.

Net Accumulated Value: The Accumulated Value less any applicable surrender charge.

Non-Qualified Contract: A Contract that is not a Qualified Contract.

Owner (“you” or “your”): The person(s) who owns the Contract and who is entitled to exercise all rights and privileges provided in the Contract.

Qualified Contract: A Contract the Company issues in connection with plans that qualify for special federal income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408 or 408A of the Code.

Retirement Date: The date when the Company applies the Accumulated Value under a payment option, if the Annuitant is still living.

SEC: The U.S. Securities and Exchange Commission.

Subaccount: A subdivision of the Account which invests its assets exclusively in a corresponding Investment Option.

Valuation Period: The period of time over which we determine the change in value of the Subaccounts. Each valuation period begins at the close of normal trading of the New York Stock Exchange (generally, 3:00 p.m. central time) on one Business Day and ends at the close of normal trading of the New York Stock Exchange on the next succeeding Business Day.

Written Notice: A written request or notice signed by the Owner on a form satisfactory to the Company which we receive at our Home Office.

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FEE TABLES

The following tables describe the fees and expenses that are payable when buying, owning or surrendering the Contract. The first table describes the fees and expenses that are payable at the time you buy the Contract, surrender the Contract or transfer Accumulated Value among the Subaccounts and the Declared Interest Option.

Owner Transaction Expenses	Guaranteed Maximum Charge	Current Charge
Surrender Charge (as a percentage of amount withdrawn or surrendered) (1)	8%	8%
Transfer Processing Fee(2)	$10	$10

(1)  The surrender charge is only assessed during the first eight Contract Years. The surrender charge declines each year to 0% in the ninth Contract Year. In each Contract Year, you may withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge. This amount is not cumulative from Contract Year to Contract Year. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

(2)  We waive the transfer processing fee for the first twelve transfers during a Contract Year. Currently, we may assess a charge of $10 for the thirteenth and each subsequent transfer during a Contract Year.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own your Contract, not including Fund fees and expenses.

Periodic Charges	Guaranteed Maximum Charge	Current Charge
Contract Administrative Charge(3)	$5.00 monthly	$4.00 monthly
Asset-Based Administrative Charge(4)	0.04%	0.04%
Separate Account Annual Expenses
Mortality and Expense Risk Charge	1.00%	1.00%

(3)  We deduct the contract administrative charge on each Monthly Anniversary. We currently waive the deduction of the contract administrative charge on the Contract Date where the initial premium payment is $40,000 or more and for Contracts whose Accumulated Value is $40,000 or more on the most recent Contract Anniversary.

(4)  We deduct an asset-based administrative charge equal to 0.04% of Variable Accumulated Value on each Monthly Anniversary for the first eight Contract Years. On each Monthly Anniversary thereafter, the asset-based administrative charge is equal to 0.02% of Variable Accumulated Value.

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Optional Rider Charges (as a percentage of Accumulated Value)	Guaranteed Maximum Charge	Current Charge
Guaranteed Minimum Income Benefit Rider Charge(5)	0.08%	0.04%
Incremental Death Benefit Rider Charge(5)
Issue Ages 0-65	0.03%	0.015%
Issue Ages 66-75	0.06%	0.03%
Performance Enhanced Death Benefit Rider Charge(5)
Issue Ages 0-65	0.05%	0.025%
Issue Ages 66-75	0.10%	0.05%

(5)  We deduct the charge for the Guaranteed Minimum Income Benefit Rider, Incremental Death Benefit Rider and Performance Enhanced Death Benefit Rider from the Accumulated Value on each Monthly Anniversary. If the Accumulated Value is invested solely in the Subaccounts, then the fees for these riders could be added to “Total Separate Account Expenses” in the table of Periodic Charges on page 5. If you surrender the Contract prior to the Monthly Anniversary, we will deduct the charge for the Rider on a pro-rata basis.

The next table shows the minimum and maximum fees and expenses charged by any of the Investment Options for the fiscal year ended December 31, 2007. More detail concerning each Investment Option’s fees and expenses is contained in the prospectus for each Investment Option.

Annual Investment Option Operating Expenses

(expenses that are deducted from Investment Option assets)(6)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.35%	4.05%
Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement(7)	0.35%	1.47%

(6)  For certain Investment Options, certain expenses were reimbursed or fees waived during 2007. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee arrangements, Annual Investment Option operating expenses would have been:

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.35%	1.28%

(7)  The “Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the range of minimum and maximum fees and expenses based on the expenses of all Investment Options after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Owners and will continue past the current year. Six Investment Options currently have contractual reimbursement or fee waiver arrangements in place. See the “Annual Investment Option Operating Expenses” table beginning on page 7 for a description of the fees and expenses charged by each of the Investment Options available under the Contract as well as any applicable contractual fee waiver or reimbursement arrangements.

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The following table indicates the Investment Options’ fees and expenses for the year ended December 31, 2007, both before and after any contractual fee waiver or reimbursement. Current and future expenses may be higher or lower than those shown.

Annual Investment Option Operating Expenses

(expenses that are deducted from Investment Option assets)

Investment Option	Advisory Fee	Acquired Fund Fees and Expenses		Other Expenses		12b-1 Fee	Total Expenses (before contractual fee waivers and reimbursements)	Total Amount of contractual fee waiver or reimbursement	Total Expenses (after contractual fee waivers and reimbursements)
Columbia Funds Variable Insurance Trust
Columbia International Fund, Variable Series— Class A	0.87%	—	(1)	0.45%	(2)	0.00%	1.32%	0.00%	1.32%	(3)
Columbia Mid Cap Value Fund, Variable Series— Class B	0.70%	—	(1)	0.37%	(2)	0.25%	1.32%	0.00%	1.32%	(4)
Columbia Small Cap Value Fund, Variable Series—Class B	0.80%	—	(1)	0.09%	(2)	0.25%	1.14%	0.00%	1.14%	(4)
Columbia Small Company Growth Fund, Variable Series—Class B	0.65%	—	(1)	0.25%	(2)	0.25%	1.15%	0.00%	1.15%	(3)
DWS Variable Series I
DWS Global Opportunities VIP—Class A	0.89%	0.00%		0.21%		0.00%	1.10%	0.11%	0.99%	(5)
DWS Variable Series II
DWS Global Thematic VIP—Class A	0.92%	0.01%	(6)	0.40%		0.00%	1.33%	0.27%	1.06%	(5)
EquiTrust Variable Insurance Series Fund
Blue Chip Portfolio— Service Class	0.20%	0.00%		0.09%	(7)	0.25%	0.54%	0.00%	0.54%
High Grade Bond Portfolio—Service Class	0.30%	0.00%		0.12%	(7)	0.25%	0.67%	0.00%	0.67%
Managed Portfolio—Service Class	0.45%	0.00%		0.09%	(7)	0.25%	0.79%	0.00%	0.79%
Money Market Portfolio—Service Class	0.25%	0.00%		0.20%	(7)	0.25%	0.70%	0.00%	0.70%
Strategic Yield Portfolio—Service Class	0.45%	0.00%		0.12%	(7)	0.25%	0.82%	0.00%	0.82%
Value Growth Portfolio—Service Class	0.45%	0.00%		0.10%	(7)	0.25%	0.80%	0.00%	0.80%
Fidelity Variable Insurance Products Funds
VIP Contrafund Portfolio—Service Class 2	0.56%	0.00%		0.09%		0.25%	0.90%	0.00%	0.90%	(8)
VIP Growth Portfolio— Service Class 2	0.56%	0.00%		0.09%		0.25%	0.90%	0.00%	0.90%	(8)
VIP High Income Portfolio—Service Class 2	0.57%	0.00%		0.11%		0.25%	0.93%	0.00%	0.93%
VIP Index 500 Portfolio—Service Class 2	0.10%	0.00%		0.00%		0.25%	0.35%	0.00%	0.35%	(9)
VIP Mid Cap Portfolio— Service Class 2	0.56%	0.00%		0.10%		0.25%	0.91%	0.00%	0.91%	(8)
VIP Real Estate Portfolio—Service Class 2	0.56%	0.00%		0.17%		0.25%	0.98%	0.00%	0.98%
Franklin Templeton Variable Insurance Trust
Franklin Small Cap Value Securities Fund—Class 2	0.51%	0.02%	(6)	0.15%		0.25%	0.93%	0.02%	0.91%	(10)
Franklin U.S. Government Fund—Class 2	0.49%	0.00%		0.04%		0.25%	0.78%	0.00%	0.78%	(11)

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Investment Option	Advisory Fee	Acquired Fund Fees and Expenses		Other Expenses		12b-1 Fee	Total Expenses (before contractual fee waivers and reimbursements)		Total Amount of contractual fee waiver or reimbursement	Total Expenses (after contractual fee waivers and reimbursements)
Mutual Shares Securities Fund—Class 2	0.59%	0.00%		0.13%		0.25%	0.97%		0.00%	0.97%
Templeton Global Income Securities—Class 2	0.73%	0.00%		0.03%		0.25%	1.01%		0.00%	1.01%	(11)
JPMorgan Insurance Trust
Diversified Mid Cap Growth Portfolio—Class 1	0.65%	0.00%		0.24%	(13)	0.00%	0.89%		0.00%	0.89%	(15)
Intrepid Mid Cap Portfolio—Class 1	0.65%	0.00%		0.30%	(13)	0.00%	0.95%		0.05%	0.90%	(15)
Intrepid Growth Portfolio—Class 1	0.65%	0.00%		0.25%	(13)	0.00%	0.90%		0.00%	0.90%	(15)
Small Cap Equity Portfolio—Class 2	0.65%	0.01%	(12)	3.14%	(13)	0.25%	4.05%	(14)	2.76%	1.29%	(15)
Summit Pinnacle Series
Nasdaq-100 Index Portfolio	0.35%	0.01%	(6)	0.30%		0.00%	0.66%		0.00%	0.66%	(16)
Russell 2000 Small Cap Index Portfolio—Class F	0.35%	0.03%	(6)	0.29%		0.20%	0.87%		0.00%	0.87%
S&P MidCap 400 Index Portfolio—Class F	0.30%	0.01%	(6)	0.22%		0.20%	0.73%		0.00%	0.73%
EAFE International Index Portfolio—Class F	0.56%	0.02%	(6)	0.69%		0.20%	1.47%		0.00%	1.47%	(17)
T. Rowe Price Equity Series, Inc.
Equity Income Portfolio	0.85%	0.00%		0.00%		0.00%	0.85%		0.00%	0.85%	(18)
New America Growth Portfolio	0.85%	0.00%		0.00%		0.00%	0.85%		0.00%	0.85%	(18)
Personal Strategy Balanced Portfolio	0.90%	0.00%		0.00%		0.00%	0.90%		0.00%	0.90%	(18)(19)
T. Rowe Price International Series, Inc.
International Stock Portfolio	1.05%	0.00%		0.00%		0.00%	1.05%		0.00%	1.05%	(18)

(1) Amounts less the 0.01% are shown as dashes (—) in acquired fund fees and expenses but are included in other expenses.

(2) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund.

(3) Columbia Management Advisors, LLC (“CMA”), the Fund’s investment adviser, has voluntarily agreed to bear a portion of the Fund’s expenses so that the Fund’s total annual operating expenses (excluding any distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.95% and 0.80% of the Fund’s average daily net assets for the International Fund and Small Company Growth Fund, respectively. If the waivers were reflected in the table, other expenses would be 0.08% and the total annual operating expenses would be 0.95% for the International Fund; and the distribution and services fees would be 0.15% and the total annual operating expenses would be 1.05% for the Small Company Growth Fund. The arrangement may be modified or terminated by CMA at any time.

(4) CMA, the Fund’s investment adviser, and/or Columbia Management Distributors, Inc. (“CMDI”), the Fund’s distributor, have voluntarily agreed to bear a portion of the Fund’s expenses so that the Fund’s total annual operating expenses (excluding any distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 1.10% of the Fund’s average daily net assets. If the waivers were reflected in the table, the distribution and services fees would be 0.03% and 0.21% for the Mid Cap Value Fund and Small Cap Value Fund, respectively, and the total annual operating expenses for the Funds would be 1.10%. The arrangement may be modified or terminated by CMA and/or CMDI at any time.

(5)   Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total annual operating expenses at 0.99% and 1.05% for Class A shares (excluding certain expenses such as acquired fund fees and expenses, extraordinary expenses, taxes, brokerage and interest) of the DWS Global Opportunities VIP and DWS Global Thematic VIP Portfolios, respectively.

(6)  The Fund/Portfolio invests a portion of its assets in shares of various other underlying portfolios. This Investment Option has its own expenses and bears a portion of the operating expenses of the underlying portfolios in which it invests, including the advisory fee. The figures shown for the acquired fund fee and expenses reflect the portion of the underlying portfolios’ expenses.

(7)   Service Class Shares were not offered until May 1, 2008. Other Expenses are based on estimated amounts for the current fiscal year.

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(8)  Total expenses were lower than those shown because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund’s expenses, and/or because through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s custodian expenses. Including these reductions, total expenses would have been: Contrafund Portfolio 0.89%, Growth Portfolio 0.89% and Mid Cap Portfolio 0.90%. This arrangement may be discontinued by the Fund’s manager at any time.

(9)  Management fees for the Fund have been reduced to 0.10%, and total Fund expenses are limited to 0.35% (these limits do not apply to interest, taxes, brokerage commissions, securities lending fees or extraordinary expenses). This expense limit may not be increased without approval of the Fund’s shareholders and board of trustees. Thus, the expense limit is required by contract and is not voluntary on the Fund manager’s part.

(10)  The Fund’s manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the Sweep Money Fund which is the “acquired fund” in this case) to the extent of the Fund’s fees and expenses of the acquired fund. This reduction is required by the Fund’s Board of Trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon.

(11)  The Fund administration fee is paid indirectly through the management fee.

(12) “Acquired Fund Fees and Expenses” are based on the allocation of the Portfolio’s assets among the acquired funds calculated on a daily basis through the Portfolio’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending December 31, 2007. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the Acquired Funds as well as allocation of the Portfolio’s assets and may be higher or lower than those shown.

(13) “Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

(14) The total expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights section of the prospectus for the Investment Option. The Financial Highlights reflect only the operating expenses of the Portfolio and do not include acquired fund fees and expenses.

(15) JPMorgan Investment Advisors, Inc. and JPMorgan Investment Management, Inc. have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of the average daily net assets of the Class 1 Shares of the Diversified Mid Cap Growth Portfolio, Intrepid Mid Cap Portfolio and Intrepid Growth Portfolio; and 1.28% of the average daily net assets of the Class 2 Shares of the Small Cap Equity Portfolio, through April 30, 2009. Without the acquired fund fees and expenses, the total expenses (before contractual fee waivers and reimbursements) of the Class 2 Shares of the Small Cap Equity Portfolio would have been 4.04% and total expenses (after contractual fee waivers and reimbursements) of the Class 2 Shares of the Small Cap Equity Portfolio would have been 1.28% of the average daily net assets.

(16)  The Fund’s adviser has contractually agreed to limit total expenses, exclusive of acquired fund fees and expenses, to the extent they exceed 0.65% of the average net assets of the Portfolio. This expense limit may not be changed without approval of the Portfolio’s shareholders.

(17)  Total operating expenses, exclusive of acquired fund fees and expenses, in excess of 1.45% for Class F shares of the EAFE International Index Portfolio are paid by the Adviser, pursuant to a contractual limit in the advisory agreement. The Fund’s adviser has voluntarily agreed to waive its fees and/or reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses exclusive of acquired fund fees and expenses, to 1.15% for Class F shares of the average daily net assets of the Portfolio until May 1, 2009.

(18)  Total annual Investment Option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non-recurring or extraordinary items. The fee is based on fund average daily net assets and is calculated and accrued daily.

(19)  The Portfolio is required to reduce its management fee by the amount of expenses incurred as a result of the Portfolio’s investments in other T. Rowe Price mutual funds. Including this reduction, the Portfolio’s actual expenses for fiscal year 2007 were 0.88%. The reduction will vary with the amount invested in other T. Rowe Price mutual funds.

Examples

The examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, the contract administrative charge, asset based administrative charge, mortality and expense risk fees, Investment Option fees and expenses, Guaranteed Minimum Income Benefit Rider charge, the Incremental Death Benefit Rider charge and the Performance Enhanced Death Benefit Rider charge.

Each example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year.

Example 1

The first example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables and that you have elected the Guaranteed Minimum Income Benefit Rider, the Incremental Death

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Benefit Rider and the Performance Enhanced Death Benefit Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1. If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$1,304	$2,332	$3,341	$5,864

2.  If you annuitize at the end of the applicable time period and elect fixed annuity payment option A, B or D with a one-year annuity payment period1:

1 Year	3 Years	5 Years	10 Years
$1,215	$2,245	$3,257	$5,864

3.  If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity payment options C or E, or a variable annuity payment option:

1 Year	3 Years	5 Years	10 Years
$592	$1,811	$3,003	$5,864

Example 2

The second example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables and that you have elected the Guaranteed Minimum Income Benefit Rider, the Incremental Death Benefit Rider and the Performance Enhanced Death Benefit Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.   If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$1,223	$2,097	$2,968	$5,216

2.  If you annuitize at the end of the applicable time period and elect fixed annuity payment option A, B or D with a one-year annuity payment period1:

1 Year	3 Years	5 Years	10 Years
$1,133	$2,008	$2,879	$5,216

3.  If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity payment options C or E, or a variable annuity payment option:

1 Year	3 Years	5 Years	10 Years
$503	$1,561	$2,613	$5,216

Example 3

The third example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables and that you did not elect the Guaranteed Minimum Income Benefit Rider, the Incremental Death Benefit Rider or the Performance Enhanced Death Benefit Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$1,068	$1,594	$2,128	$3,602

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2.  If you annuitize at the end of the applicable time period and elect fixed annuity payment option A, B or D with a one-year annuity payment period1:

1 Year	3 Years	5 Years	10 Years
$976	$1,500	$2,030	$3,603

3.  If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity payment options C or E, or a variable annuity payment option:

1 Year	3 Years	5 Years	10 Years
$335	$1,026	$1,737	$3,603

Example 4

The fourth example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables and that you did not elect the Guaranteed Minimum Income Benefit Rider, the Incremental Death Benefit Rider or the Performance Enhanced Death Benefit Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$983	$1,333	$1,686	$2,692

2.  If you annuitize at the end of the applicable time period and elect fixed annuity payment option A, B or D with a one-year annuity payment period1:

1 Year	3 Years	5 Years	10 Years
$890	$1,236	$1,584	$2,692

3.  If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity payment options C or E, or a variable annuity payment option:

1 Year	3 Years	5 Years	10 Years
$242	$749	$1,276	$2,692

(1)  Selection of an annuity payment period with a duration greater than one year would result in lower one-, three- and five-year expense figures.

Condensed Financial Information

Because sales of the Contract had not commenced as of December 31, 2007, no condensed financial information is included in this prospectus.

SUMMARY OF THE CONTRACT

Issuance of a Contract.  The Contract is a variable annuity contract with a maximum issue age of 85 for Annuitants (see “DESCRIPTION OF ANNUITY CONTRACT—Issuance of a Contract”). See “DISTRIBUTION OF THE CONTRACT” for information on compensation of persons selling the Contracts. The Contracts are:

•	“nonparticipating” because you do not share in the Company’s surplus or profits, and

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•

“variable” because, to the extent Accumulated Value is attributable to the Account, Accumulated Value will increase and decrease based on the investment performance of the Investment Options corresponding to the Subaccounts to which you allocate your premiums.

Free-Look Period.  You have the right to return the Contract within 21 days after you receive it (see “DESCRIPTION OF ANNUITY CONTRACT—Free-Look Period”). If you return the Contract, it will become void and you will receive either the greater of:

•	premiums paid, or

•	the Accumulated Value on the date we receive the returned Contract at our Home Office, plus administrative charges and any other charges deducted under the Contract.

Premiums.  The minimum initial premium amount the Company accepts is $2,000 for Qualified Contracts and $5,000 for non-Qualified Contracts. (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make subsequent premium payments (minimum $50 each) at any time. (See “DESCRIPTION OF ANNUITY CONTRACT—Premiums.”) Premiums greater than $1,000,000 are subject to Company approval.

Allocation of Premiums.  You can allocate premiums to one or more Subaccounts, the Declared Interest Option, or both (see “DESCRIPTION OF ANNUITY CONTRACT—Allocation of Premiums”).

•	We will allocate your initial premium to the Subaccounts, the Declared Interest Option or both during the Free-Look Period as you select.

Transfers.  You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date (see “DESCRIPTION OF ANNUITY CONTRACT—Transfer Privilege”).

•	The minimum amount of each transfer is $100 or the entire amount in the Subaccount or Declared Interest Option, if less.

•

Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option. If the Accumulated Value in the Declared Interest Option after the transfer is less than $1,000, you may transfer the entire amount.

•	The Company waives fees for the first twelve transfers during a Contract Year.

•	The Company may assess a transfer processing fee of $10 for the 13th and each subsequent transfer during a Contract Year. (This charge is guaranteed not to exceed $10.)

Partial Withdrawal.  You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date (see “DESCRIPTION OF ANNUITY CONTRACT—Partial Withdrawals and Surrenders—Partial Withdrawals”). Certain partial withdrawals may be subject to a surrender charge (see “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Charge for Partial Withdrawal or Surrender”). A partial withdrawal may have tax consequences and may be restricted under certain Qualified Contracts. (See “FEDERAL TAX MATTERS.”)

Surrender.  You may surrender your Contract upon Written Notice on or before the Retirement Date (see “DESCRIPTION OF ANNUITY CONTRACT—Partial Withdrawals and Surrenders—Surrender”). A surrender may have tax consequences and may be restricted under certain Qualified Contracts. (See “FEDERAL TAX MATTERS.”)

Guaranteed Minimum Income Benefit.  You may elect the Guaranteed Minimum Income Benefit Rider (the “GMIB rider”) when you purchase the Contract. The GMIB rider is an optional rider that guarantees minimum fixed monthly payments upon annuitization after the eighth Contract Anniversary. In other words, the rider offers a payment “floor.” If you choose the rider and comply with its conditions, a minimum level of income will be available to you when you annuitize, regardless of the investment performance of the Subaccounts and/or the Declared Interest Option in which you are invested or fluctuating market conditions. For a description of the Guaranteed Minimum Income Benefit Rider see “DESCRIPTION OF ANNUITY CONTRACT—Guaranteed Minimum Income Benefit.”

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Death Benefit.  In general, we will pay a death benefit if the Annuitant dies prior to the Retirement Date (See “DESCRIPTION OF ANNUITY CONTRACT—Death Benefit Before the Retirement Date”). The death benefit will be determined as of the date we receive Due Proof of Death and is equal to the greater of:

(1) the	sum of premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges); or

(2) the	Accumulated Value.

You may enhance your death benefit protection by electing the Performance Enhanced Death Benefit Rider and/or the Incremental Death Benefit Rider. See “DESCRIPTION OF ANNUITY CONTRACT—Death Benefit Before the Retirement Date—Performance Enhanced Death Benefit, and—Incremental Death Benefit” for descriptions of the Performance Enhanced Death Benefit Rider and the Incremental Death Benefit Rider.

CHARGES AND DEDUCTIONS

Your Contract will be assessed the following charges and deductions:

Surrender Charge (Contingent Deferred Sales Charge).  We apply a charge if you make a partial withdrawal from or surrender your Contract during the first eight Contract Years (see “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Charge for Partial Withdrawal or Surrender”).

Contract Year in Which Withdrawal Occurs	Charge as a Percentage of Amount Withdrawn
1	8%
2	7
3	6
4	5
5	4
6	3
7	2
8	1
9 and after	0

You may withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

We reserve the right to waive the surrender charge as provided in the Contract. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Waiver of Surrender Charge.”)

Contract Administrative Charge.  We deduct a monthly administrative charge of $4, (see “CHARGES AND DEDUCTIONS—Annual Administrative Charge”). We currently waive this charge:

•	on the Contract Date with an initial premium payment of $40,000 or greater, or

•	if your Accumulated Value is $40,000 or greater on your most recent Contract Anniversary.

We may terminate this waiver at any time.

Transfer Processing Fee.  We may assess a $10 transfer processing fee for the 13th and each subsequent transfer in a Contract Year. (This charge is guaranteed not to exceed $10 per transfer.)

Asset-Based Administrative Charge.  We currently deduct an asset-based administrative charge equal to 0.04% of Variable Accumulated Value on each Monthly Anniversary for the first eight Contract Years. On each Monthly Anniversary thereafter, the asset-based administrative charge is equal to 0.02% of Variable Accumulated Value. See “CHARGES AND DEDUCTIONS—Asset-Based Administrative Charge” for a description of the asset based administrative charge.

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Mortality and Expense Risk Charge.  We apply a daily mortality and expense risk charge, calculated at an annual rate of 1.00% (see “CHARGES AND DEDUCTIONS—Mortality and Expense Risk Charge”).

Guaranteed Minimum Income Benefit Charge.  We currently deduct a charge for the Guaranteed Minimum Income Benefit Rider equal to 0.04% of Accumulated Value on each Monthly Anniversary. The charge will never exceed 0.08% of Accumulated Value on a Monthly Anniversary. See “CHARGES AND DEDUCTIONS—Guaranteed Minimum Income Benefit Charge” for a description of the charge for the Guaranteed Minimum Income Benefit Rider.

Incremental Death Benefit Rider.  We currently deduct a charge for the Incremental Death Benefit Rider equal to 0.015% of Accumulated Value on each Monthly Anniversary where the Annuitant(s) has an issue age of between 0-65 years (0.030% of Accumulated Value for an Annuitant(s) with an issue age of 66-75). See “CHARGES AND DEDUCTIONS—Incremental Death Benefit Rider.”

Performance Enhanced Death Benefit Charge.  We currently deduct a charge for the Performance Enhanced Death Benefit Rider equal to 0.025% of Accumulated Value on each Monthly Anniversary where the Annuitant(s) has an issue age of between 0-65 years (0.05% for an Annuitant(s) with an issue age of 66-75 years). See “CHARGES AND DEDUCTIONS—Performance Enhanced Death Benefit Charge” for a description of the charge for the Performance Enhanced Death Benefit Rider.

Investment Option Expenses.  The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. The table beginning on page 7 entitled “Annual Investment Option Operating Expenses” lists these fees.

Risk of An Increase in Current Fees and Expenses.  Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels.

Allocation of Charges and Deductions.  You may instruct us to deduct all charges under the Contract solely from your Accumulated Value in the EquiTrust Money Market Subaccount, the Declared Interest Option, or pro rata based on your Accumulated Value in each Subaccount and the Declared Interest Option. You may provide us with instructions or change your instructions at any time by sending Written Notice to us at our Home Office subject to the conditions described below. If your Accumulated Value in the EquiTrust Money Market Subaccount or the Declared Interest Option is not sufficient to cover the deductions of charges when due, we will deduct the charges under the Contract pro rata based on your Accumulated Value in each Subaccount and the Declared Interest Option. If you do not provide us with instructions, we will deduct the charges pro rata based on your Accumulated Value in each Subaccount and the Declared Interest Option.

You may change your instructions for the allocation of charges under the Contract at any time, subject to the following conditions:

•	the Contract must be in force;

•	the Contract must have Accumulated Value;

•	we must receive Written Notice of any change signed by the Owner; and

•	any change will take effect no later than the Business Day after we receive Written Notice at our Home Office.

ANNUITY PROVISIONS

On your Retirement Date, you may choose to have the Accumulated Value distributed to you as follows:

•	under a payment option, or

•	in a lump sum (see “PAYMENT OPTIONS”).

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STATE VARIATIONS

Certain provisions of the Contract may be different than the general description in this Prospectus, and certain riders and options may not be available because of the legal restrictions in your state. See your Contract for specific variations as such state variations will be included in your Contract or in riders or endorsements attached to your Contract. Please contact us at our Home Office for specific information that may be applicable to your state. All material features of the Contract are described in this Prospectus.

FEDERAL TAX MATTERS

The Contract’s earnings are generally not taxed until you take a distribution. If you are under age 59 1/2 when you take a distribution, the earnings may also be subject to a penalty tax. Different tax consequences apply to distributions from Qualified Contracts. (See “FEDERAL TAX MATTERS.”)

THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS

EquiTrust Life Insurance Company

The Company is a stock life insurance company which was incorporated in the State of Iowa on June 3, 1966 and is principally engaged in the offering of life insurance policies and annuity contracts. We are admitted to do business in 49 states and the District of Columbia: Alabama, Alaska, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin, and Wyoming. Our Home Office is at 5400 University Avenue, West Des Moines, Iowa 50266.

IMSA

The Company is a member of the Insurance Marketplace Standards Association (“IMSA”). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.

EquiTrust Life Annuity Account

On January 6, 1998, we established the Account pursuant to the laws of the State of Iowa. The Account:

•	will receive and invest premiums paid to it under the Contract;

•	will receive and invest premiums for other variable annuity contracts we issue;

•

is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Account, us or the Funds.

We own the Account’s assets. However, we cannot charge the Account with liabilities arising out of any other business we may conduct. The Account’s assets are available to cover the general liabilities of the Company only to the extent that the Account’s assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our General Account. For example, we may transfer assets attributable to our investment in the Account or fees and charges that have been earned. All obligations arising under the Contracts are general corporate obligations of the Company.

Investment Options

There are currently 34 Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option. Each of the Investment Options was formed as an

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investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objective(s) and separately determines the income and losses for that Investment Option. You may be invested in up to twelve Investment Options at any one time, including the Declared Interest Option.

The investment objective(s) and policies of certain Investment Options are similar to the investment objective(s) and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

We have summarized below the investment objective(s) and policies of each Investment Option. There is no assurance that any Investment Option will achieve its stated objective(s). You should also read the prospectus for each Investment Option, which must accompany or precede this Prospectus, for more detailed information, including a description of risks and expenses. You may obtain a free copy of the prospectus for each Investment Option by contacting us at our Home Office.

Columbia Funds Variable Insurance Trust.  Columbia Management Advisors, LLC is the investment adviser to each of the Funds listed below.

Portfolio	Investment Objective(s) and Principal Investments
Columbia International Fund, Variable Series

•      The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests primarily in equity securities of companies located in at least three countries other than the United States. The Fund may invest in companies that have market capitalizations of any size. The Fund also may invest in debt securities issued by foreign governments and that, at the time of purchase, are rated investment grade or are unrated but determined by the adviser to be of comparable quality.

Columbia Mid Cap Value Fund, Variable Series

•      The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of companies in the Russell Midcap Value Index at the time of purchase (between $46.3 million and $49.3 billion as of February 29, 2008), that the adviser believes are undervalued and have the potential for long-term growth. The Fund may invest up to 20% of total assets in foreign securities. The Fund also may invest in real estate investment trusts.

Columbia Small Cap Value Fund, Variable Series

•      The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of companies in the Russell 2000 Value Index at the time of purchase (between $25 million and $6.8 billion as of February 29, 2008), that the adviser believes are undervalued and have the potential for long-term growth. The Fund may invest up to 20% of total assets in foreign securities. The Fund also may invest in real estate investment trusts.

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Portfolio	Investment Objective(s) and Principal Investments
Columbia Small Company Growth Fund, Variable Series

•      The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of net assets in common stock of companies that have market capitalizations in the range of companies in the Russell 2000 Growth Index at the time of purchase (between $25 million and $7.7 billion as of February 29, 2008). The Fund invests primarily in common stocks that the adviser believes have the potential for long-term, above-average earnings growth.

DWS Variable Series I and DWS Variable Series II.  Deutsche Investment Management Americas Inc. (“DIMA”) is the investment adviser for each portfolio of DWS Variable Series I and II. Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of DIMA. DWS Scudder is the designation given to the products and services provided by DIMA and its affiliates to the DWS mutual funds (including the Funds listed below).

Portfolio	Investment Objective(s) and Principal Investments
Global Opportunities VIP

•      This Portfolio seeks above-average capital appreciation over the long term. The Portfolio invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Citigroup Broad Market Index).

Global Thematic VIP

•      This Portfolio seeks long-term capital growth. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that the portfolio manager considers to be “blue chip” companies.

EquiTrust Variable Insurance Series Fund.  EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Blue Chip Portfolio	• This Portfolio seeks growth of capital and income. The Portfolio pursues this objective by investing at least 80% of its net assets in equity securities of well-capitalized, established companies.
High Grade Bond Portfolio

•      This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified portfolio of high grade income-bearing debt securities. The Portfolio will pursue this objective by investing at least 80% of its net assets in debt securities rated AAA, AA or A by Standard & Poor’s or Aaa, Aa or A by Moody’s Investors Service, Inc. and in securities issued or guaranteed by the United States government or its agencies or instrumentalities.

Managed Portfolio

•      This Portfolio seeks the highest level of total return through income and capital appreciation. The Portfolio pursues this objective through a fully managed investment policy consisting of investment in the following three market sectors: (i) common stocks and other equity securities; (ii) high grade debt securities and preferred stocks of the type in which the High Grade Bond Portfolio may invest; and (iii) money market instruments of the type in which the Money Market Portfolio may invest.

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Portfolio	Investment Objective(s) and Principal Investments
Money Market Portfolio

•      This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio will pursue this objective by investing in high quality short-term money market instruments. An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.

Strategic Yield Portfolio

•      This Portfolio seeks as a primary objective, as high a level of current income as is consistent with investment in a diversified portfolio of lower-rated, higher-yielding income-bearing securities. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio pursues these objectives by investing primarily in debt and income-bearing securities rated Baa or lower by Moody’s Investors Service, Inc. and/or BBB or lower by Standard & Poor’s, or in unrated securities of comparable quality (i.e., junk bonds). An investment in this Portfolio may entail greater than ordinary financial risk. (See the Fund prospectus “HIGHER RISK SECURITIES AND INVESTMENT STRATEGIES—Lower-Rated Debt Securities.”)

Value Growth Portfolio

•      This Portfolio seeks long-term capital appreciation. The Portfolio pursues this objective by investing primarily in equity securities of companies that the investment adviser believes have a potential to earn a high return on capital and/or in equity securities that the investment adviser believes are undervalued by the marketplace. Such equity securities may include common stock, preferred stock and securities convertible or exchangeable into common stock.

Fidelity® Variable Insurance Products Funds.  Fidelity Management & Research Company serves as the investment adviser to these Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Contrafund® Portfolio

•      This Portfolio seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks. The Portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public.

Fidelity VIP Growth Portfolio

•      This Portfolio seeks capital appreciation. The Portfolio invests primarily in common stocks. The Portfolio invests in securities of companies the adviser believes have above-average growth potential.

Fidelity VIP High Income Portfolio

•      This Portfolio seeks a high level of current income, while also considering growth of capital. The Portfolio normally invests primarily in domestic and foreign income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

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Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Index 500 Portfolio

•      This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in S&P 500.

Fidelity VIP Mid Cap Portfolio

•      This Portfolio seeks long-term growth of capital. The Portfolio normally invests at least 80% of its total assets in securities of companies with medium market capitalizations. The investment adviser invests primarily in common stocks.

Fidelity VIP Real Estate Portfolio

•      This Portfolio seeks above-average income and long-term capital growth, consistent with reasonable investment risk primarily through investment in companies principally engaged in the real estate industry and other real estate related investments. The Portfolio seeks to provide a yield that exceeds the composite yield of the S&P 500 Index.

Franklin Templeton.  Franklin Advisers, Inc. serves as the investment adviser to the Franklin U.S. Government Fund and Templeton Global Income Securities Fund; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund.

Portfolio	Investment Objective(s) and Principal Investments
Franklin Small Cap Value Securities Fund

•      This Fund seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies, and normally invests predominantly in equity securities.

Franklin U.S. Government Fund	• This Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities, and normally invests primarily in fixed and variable rate mortgage-backed securities.
Mutual Shares Securities Fund

•      This Fund seeks capital appreciation, with income as a secondary goal. The Fund normally invests primarily in U.S. and foreign equity securities of companies that the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Templeton Global Income Securities Fund	• This Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

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JPMorgan Insurance Trust.  JPMorgan Investment Advisors, Inc. (JPMIA) serves as the investment adviser to the Diversified Mid Cap Growth Portfolio, Intrepid Growth Portfolio and Intrepid Mid Cap Portfolio. JPMorgan Investment Management, Inc. (JPMIM) serves as the investment adviser to the Small Cap Equity Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
Diversified Mid Cap Growth Portfolio

•      The Portfolio seeks growth of capital, and secondarily, current income by investing primarily in equity securities. The Portfolio pursues this objective by investing primarily in common stocks of mid-cap companies which the Portfolio’s adviser believes are capable of achieving sustained growth. Under normal circumstances, at least 80% of the Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in equity securities—including common stocks and debt securities and preferred stocks that are convertible to common stock—of mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Growth Index at the time of purchase.

Intrepid Growth Portfolio

•      The Portfolio seeks to provide long-term capital growth. The Portfolio pursues this objective by investing primarily in equity investments of large-capitalization (generally market capitalization over $10 billion) and mid-capitalization (generally market capitalization between $1 billion and $10 billion) companies. The Portfolio invests primarily in a broad portfolio of common stocks that its adviser believes have above-average growth potential over a long-term investment horizon with the potential for capital appreciation.

Intrepid Mid Cap Portfolio

•      The Portfolio seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. The Portfolio pursues this objective by investing primarily in common stocks of mid-cap companies, and under normal circumstances, at least 80% of the Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in common and preferred stocks, rights, warrants, convertible securities and other equity securities of mid-cap companies. Mid-cap companies are companies which have market capitalizations similar to those within the universe of the Russell Midcap® Index at the time of purchase. The Portfolio invests primarily in a broad portfolio of common stocks that the adviser believes are undervalued and/or have strong growth potential.

Small Cap Equity Portfolio

•      The Portfolio seeks capital growth over the long term. The Portfolio pursues this objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-cap companies. Small-cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index stocks at the time of purchase.

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Summit Pinnacle Series of Summit Mutual Funds, Inc.  Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Nasdaq-100® Index Portfolio

•      This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100® Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the Nasdaq-100® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

Russell 2000® Small Cap Index Portfolio

•      This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the Russell 2000® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

S&P MidCap 400® Index Portfolio

•      This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the S&P MidCap 400® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

EAFE International Index Portfolio

•      This Portfolio seeks investment results that correspond to the total return performance of the Morgan Stanley Capital International EAFE Index. The Portfolio pursues its objective by investing primarily in the common stocks of companies that trade on major markets in Europe, Australasia and the Far East.

T. Rowe Price Equity Series, Inc.  T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Equity Income Portfolio

•      This Portfolio seeks to provide substantial dividend income and long-term capital appreciation by investing primarily in dividend-paying common stocks of established companies considered by the adviser to have favorable prospects for both increasing dividends and capital appreciation.

New America Growth Portfolio

•      This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors the investment adviser believes will be the fastest growing in the U.S. Fast-growing companies can be found across an array of industries in today’s “new America”.

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Portfolio	Investment Objective(s) and Principal Investments
Personal Strategy Balanced Portfolio

•      This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds and 10% money market securities.

T. Rowe Price International Series, Inc.  T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
International Stock Portfolio	• This Portfolio seeks to provide capital appreciation through investments primarily in common stocks of established companies based outside the United States.

The Funds currently sell shares: (a) to the Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts. We currently do not foresee any disadvantages to Owners arising from the sale of shares to support variable annuity contracts and variable life insurance policies, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action on our own, which may include withdrawing the Account’s investment in that Fund. (See the Fund prospectuses for more detail.)

We select the Investment Options offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Accumulated Value of your Contract resulting from the performance of the Investment Option you have chosen.

We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.05% to 0.25% of the annual average assets we hold in the Investment Options. In addition, EquiTrust Marketing Services, LLC, the principal underwriter of the Contracts, receives 12b-1 fees deducted from certain portfolio assets attributable to the Contract for providing distribution and shareholder support services to some Investment Options. The Company and its affiliates may profit from these payments.

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Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase. We reserve the right to eliminate the shares of any Investment Option and to substitute any shares of another Investment Option. We also may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional subaccounts of the Account, each of which would invest in a new Investment Option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new subaccounts available to existing Owners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant. In the event of any such substitution, deletion or change, we may make appropriate changes in this and other contracts to reflect such substitution, deletion or change.

If we deem it to be in the best interest of persons having voting rights under the Contracts, we may:

•	operate the Account as a management investment company under the 1940 Act,

•	deregister the Account under that Act in the event such registration is no longer required, or

•	combine the Account with our other separate accounts.

In addition, we may, when permitted by law, restrict or eliminate your voting rights under the Contract.

DESCRIPTION OF ANNUITY CONTRACT

Issuance of a Contract

You must complete an application in order to purchase a Contract, which can be obtained through a licensed representative of the Company, who is also a registered representative of EquiTrust Marketing Services, LLC (“EquiTrust Marketing”). Your Contract Date will be the date the properly completed application is received at our Home Office. (If this date is the 29th, 30th or 31st of any month, the Contract Date will be the 28th of such month.) See “DESCRIPTION OF ANNUITY CONTRACT—Allocation of Premiums” for our procedures upon receipt of an incomplete application. The Company sells Qualified Contracts for retirement plans that qualify for special federal tax treatment under the Code, and also sells Non-Qualified Contracts. IRAs and other retirement plans that qualify for special federal tax treatment already have the tax-deferral feature found in the Contract; therefore, you should consider whether the features and benefits unique to the Contract are appropriate for your needs prior to purchasing a Qualified Contract. We apply a maximum issue age of 85 for Owners and Annuitants.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

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Premiums

The minimum initial premium amount the Company will accept is $2,000 for Qualified Contracts and $5,000 for Non-Qualified Contracts. (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make minimum subsequent premium payments of $50 or more at any time during the Annuitant’s lifetime and before the Retirement Date. Premiums greater than $1,000,000 are subject to Company approval.

You may elect to receive premium reminder notices based on annual, semi-annual or quarterly payments. You may change the amount of the premium and frequency of the notice at any time. Also, under the Automatic Payment Plan, you can elect a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. Your Contract will not necessarily lapse even if additional premiums are not paid. You should forward all premium payments to our Home Office.

If mandated under applicable law, the Company may be required to reject a premium payment. The Company may also be required to provide additional information about you and your account to government regulators.

Free-Look Period

We provide for an initial “free-look” period during which time you have the right to return the Contract within 21 days after you receive it. If you return the Contract, it will become void and you will receive the greater of:

•	premiums paid, or

•	the Accumulated Value on the date we receive the returned Contract at our Home Office, plus administrative charges and any other charges deducted from the Account.

Allocation of Premiums

Upon receipt at our Home Office of your properly completed Contract application and initial premium payment, we will allocate the initial premium to the Subaccounts, the Declared Interest Option or both as you selected in the application within two Business Days. We deem receipt to occur on a Business Day if we receive your properly completed Contract application and premium payment at our Home Office before 3:00 p.m. central time. If received on or after 3:00 p.m. central time on a Business Day, we deem receipt to occur on the following Business Day. If your application is not properly completed, we reserve the right to retain your initial premium for up to five business days while we attempt to complete the application. At the end of this 5-day period, if the application is not complete, we will inform you of the reason for the delay and we will return the initial premium immediately, unless you specifically provide us your consent to retain the premium until the application is complete.

You may be invested in up to twelve Investment Options at any one time, including the Declared Interest Option. You must invest a minimum of 1% in each Investment Option. (All percentages must be in whole numbers.)

•	We will allocate the initial premium among the Subaccounts and the Declared Interest Option according to the instructions in your application.

•

We will allocate subsequent premiums in the same manner at the end of the Valuation Period we receive them at our Home Office, unless the allocation percentages are changed. We must receive a premium payment by 3:00 p.m. central time on a Business Day for the premium to be allocated that Business Day. Premiums received at or after 3:00 p.m. central time on a Business Day will be allocated on the following Business Day.

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•

You may change your allocation instructions at any time by sending Written Notice to our Home Office. If you change your allocation percentages, we will allocate subsequent premium payments in accordance with the allocation instructions in effect. Changing your allocation instructions will not alter the allocation of your existing Accumulated Values among the Subaccounts or the Declared Interest Option.

•	You may, however, direct individual payments to a specific Subaccount, the Declared Interest Option, or any combination thereof, without changing the existing allocation instructions.

Because the Accumulated Values in each Subaccount will vary with that Subaccount’s investment performance, you bear the entire investment risk for amounts allocated to the Subaccount. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.

Variable Accumulated Value

The Variable Accumulated Value of your Contract will reflect the investment performance of your selected Subaccounts, any premiums paid, surrenders or partial withdrawals, transfers and charges assessed. The Company does not guarantee a minimum Variable Accumulated Value, and, because your Contract’s Variable Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

Calculation of Variable Accumulated Value.  Your Contract’s Variable Accumulated Value is determined at the end of each Valuation Period and is the aggregate of the values in each of the Subaccounts under your Contract. These values are determined by multiplying each Subaccount’s unit value by the number of units allocated to that Subaccount.

Determination of Number of Units.  The amounts allocated to your selected Subaccounts are converted into Subaccount units. The number of units credited to each Subaccount in your Contract is calculated at the end of the Valuation Period by dividing the dollar amount allocated by the unit value for that Subaccount. At the end of the Valuation Period, we will increase the number of units in each Subaccount by:

•	any premiums paid, and

•	any amounts transferred from another Subaccount or the Declared Interest Option.

We will decrease the number of units in each Subaccount by:

•	any amounts withdrawn,

•	applicable charges assessed, and

•	any amounts transferred to another Subaccount or the Declared Interest Option.

Determination of Unit Value.  We have set the unit value for each Subaccount’s first Valuation Period at $10. We calculate the unit value for a Subaccount for each subsequent Valuation Period by dividing (a) by (b) where:

(a)	is the net result of:

1.	the value of the net assets in the Subaccount at the end of the preceding Valuation Period; plus

2.	the investment income and capital gains, realized or unrealized, credited to the Subaccount during the current Valuation Period; minus

3.	the capital losses, realized or unrealized, charged against the Subaccount during the current Valuation Period; minus

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4.	any amount charged for taxes or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount; minus

5.	the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

(b)	is the number of units outstanding at the end of the preceding Valuation Period.

Transfer Privilege

You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date. We will process all transfers based on the net asset value next determined after we receive your signed written request at our Home Office.

•	The minimum amount of each transfer is $100 or the entire amount in that Subaccount or Declared Interest Option, if less.

•	Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option.

•	If a transfer would reduce the Accumulated Value in the Declared Interest Option below $1,000, you may transfer the entire amount in that option.

•	The Company waives the transfer processing fee for the first twelve transfers during a Contract Year.

•

The Company may assess a transfer processing fee of $10 for the 13th and each subsequent transfer during a Contract Year. (This charge is guaranteed not to exceed $10 per transfer.) We process transfers at the unit values next determined after we receive your request at our Home Office. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time on a Business Day, we will process the transfer at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time on a Business Day, we will process the transfer at the unit values calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the beginning of the transmission.

•

Subject to certain limitations, you may transfer amounts among the Subaccounts and from the Subaccounts to the Declared Interest Option an unlimited number of times in a Contract Year; you may only make one transfer per Contract Year from the Declared Interest Option. (See “DECLARED INTEREST OPTION—Transfers from Declared Interest Option.”)

All transfer requests received in a Valuation Period will be considered to be one transfer, regardless of the Subaccounts or Declared Interest Option affected.

You may also transfer monies via telephone request if you selected this option on your initial application or have provided us with proper authorization. We reserve the right to suspend telephone transfer privileges at any time.

We will employ reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider’s or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

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We process transfers at the unit values next determined after we receive your request at our Home Office. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time on a Business Day, we will process the transfer at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time on a Business Day, we will process the transfer at the unit values calculated as of 3:00 p.m. central time on the following Business Day. We treat telephone requests as having been received based upon the time noted at the beginning of the transmission.

Additional Limitations on Transfers.  When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, an Owner who makes frequent transfers among the Subaccounts available under this Contract causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option’s portfolio securities and the reflection of that change in the Investment Option’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option’s portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by an Owner between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Owners and other persons who may have material rights under the Contract (e.g., Beneficiaries). We endeavor to protect long-term Owners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Contracts, and have no arrangements in place to permit any Owner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Contract.

If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Contracts that we believe are related (e.g., two Contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging, asset rebalancing or interest sweep programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any disadvantage to other Owners and persons with material rights under a Contract. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Owners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. The restrictions that we would impose, would be to discontinue your telephone transfer privileges and to require you to make all transfer requests in writing through the U.S. Postal Service. Notwithstanding this, because our policies and procedures are discretionary and may differ among variable annuity contracts and variable insurance policies (“variable contracts”)

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and separate accounts it is possible that some variable contract owners may engage in frequent transfer activity while others may bear the harm associated with such activity.

Please note that the limits and restrictions described here are subject to the Company’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Contract, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Owners or intermediaries acting on behalf of Owners. Moreover, our ability to discourage and restrict frequent transfer activity may be limited by provisions of the Contract.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Owners, other persons with material rights under the Contracts, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the Subaccounts under the Contract. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option’s policies and procedures require it to restrict or refuse transactions by the Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for imposition of a redemption fee and may require us to provide to the Fund or its designee, promptly upon request, certain information about the transfer activity of individual variable contract owners, and to restrict or prohibit further purchases or transfers by specific variable contract owners identified by the Fund or its designee as violating the Fund’s policies and procedures.

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Owners should be aware that we may not have the contractual obligation or the operational capacity to monitor Owners’ transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Investment Options generally are “omnibus” orders from intermediaries such as retirement plans or insurance company separate accounts funding variable contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies’ policies and procedures fail to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the variable

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contract owners of all of the insurance companies, including the Company, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Company’s ability to satisfy its contractual obligations to Owners.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Owners.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future and to provide information about your transaction activity to the Funds.

Partial Withdrawals and Surrenders

Partial Withdrawals.  You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date.

•	The minimum amount which you may partially withdraw is $500.

•	If your partial withdrawal reduces your Net Accumulated Value to less than $2,000, it may be treated as a full surrender of the Contract.

We will process your partial withdrawal based on the net asset value next determined after we receive your Written Notice at our Home Office. This means that if we receive your Written Notice for partial withdrawal prior to 3:00 p.m. central time on a Business Day, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice for partial withdrawal at or after 3:00 p.m. central time on a Business Day, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time on the following Business Day.

You may withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge. Any applicable surrender charge will be deducted from your Accumulated Value. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

You may specify the amount of the partial withdrawal to be made from selected Subaccounts or the Declared Interest Option. If you do not so specify, or if the amount in the designated Subaccount(s) or Declared Interest Option is insufficient to comply with your request, we will make the partial withdrawal from each Subaccount or the Declared Interest Option based on the proportion that these values bear to the total Accumulated Value on the date we receive your request at our Home Office.

Should your partial withdrawal result in a full surrender of your Contract, we will contact you or your registered representative, prior to processing, to explain the consequences of the withdrawal and confirm your Written Notice. If we are unable to contact you, or you instruct us to process the partial withdrawal, we will pay the Net Accumulated Value within seven days of receipt of your original Written Notice at our Home Office.

Surrender.  You may surrender your Contract upon Written Notice on or before the Retirement Date. We will determine your Net Accumulated Value based on the net asset value next determined after we receive your Written Notice and your Contract at our Home Office. This means that if we receive your Written Notice to surrender the Contract prior to 3:00 p.m. central time on a Business Day, we will calculate the Net Accumulated Value for your Contract as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender the Contract at or after 3:00 p.m. central time on a Business Day, we will calculate the Net Accumulated Value of your Contract as of 3:00 p.m. central time on the following Business Day.

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You may choose to have the Net Accumulated Value distributed to you as follows:

•	under a payment option, or

•	in a lump sum.

Facsimile Requests.  You may request a partial withdrawal from or surrender of your Contract via facsimile.

•	Facsimile requests must be directed to 1-515-226-6844 at our Home Office. We are not liable for the timely processing of any misrouted facsimile request.

•	A request must identify your name and account number. We may require your address or social security number be provided for verification purposes.

•	We will compare your signature to your original Contract application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization be provided.

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Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We treat facsimile requests as having been received based upon the time noted at the beginning of transmission.

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A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

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We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage or expense from complying with facsimile requests we reasonably believe to be authentic.

CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Home Office. We are not liable for any processing delays related to a failure of the telephone system.

•	We reserve the right to deny any transaction request made by facsimile.

We may terminate this privilege at any time.

Surrender and Partial Withdrawal Restrictions.  Your right to make partial withdrawals and surrenders is subject to any restrictions imposed by applicable law or employee benefit plan. You may realize adverse federal income tax consequences, including a penalty tax, upon utilization of these features. See “FEDERAL TAX MATTERS—Taxation of Annuities” and “—Taxation of Qualified Contracts.”

Transfer and Withdrawal Options

You may elect the following options on your initial application or at a later date by completing the applicable request form and returning it to our Home Office. The options selected will remain in effect until we receive a written termination request from you at our Home Office.

Automatic Rebalancing.  We offer an asset rebalancing program under which we will automatically transfer amounts to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Accumulated Value in the Subaccounts and the Declared Interest Option quarterly, semi-annually or annually to match your Contract’s then-effective premium allocation instructions. The asset rebalancing program will transfer Accumulated Value from those Subaccounts that have increased in value to

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those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

•	Under the asset rebalancing program, the maximum number of Investment Options which you may select at any one time is twelve, including the Declared Interest Option.

•	This feature is free and is not considered in the twelve free transfers during a Contract Year.

•	This feature cannot be utilized in combination with the dollar cost averaging program.

Dollar Cost Averaging.  You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

To participate in the dollar cost averaging program, you must place at least $1,200 in a single “source account.” Each month, we will automatically transfer equal amounts from the source account to your designated “target accounts.”

•	The minimum amount of each transfer is $100.

•	Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is twelve, including the Declared Interest Option.

•	You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

•	We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Home Office.

•	This feature is considered in the twelve free transfers during a Contract Year. All transfers made on the same date count as one transfer.

•	This feature is free and cannot be utilized in combination with the automatic rebalancing,

Systematic Withdrawals.  You may elect to receive automatic partial withdrawals.

•	You specify the amount of the partial withdrawals to be made from selected Subaccounts or the Declared Interest Option.

•	You specify the allocation of the withdrawals among the Subaccounts and Declared Interest Option, and the frequency (monthly, quarterly, semi-annually or annually).

•	The minimum amount which you may withdraw is $100.

•	The maximum amount which you may withdraw is that which would leave the remaining Accumulated Value equal to $2,000.

•

You may annually withdraw a maximum of 10% of Accumulated Value without incurring a surrender charge. See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”

•	Withdrawals in excess of 10% of Accumulated Value as of the most recent Contract Anniversary are subject to a surrender charge.

•	Distributions will take place on the same date each month as the Contract Date or on the next Business Day.

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•	You may change the amount and frequency upon written request to our Home Office.

•	This feature cannot be utilized in combination with the dollar cost averaging program.

Interest Sweep.  You may elect to participate in an interest sweep program. The interest sweep program is designed to automatically transfer interest earnings from the Declared Interest Option to one or more Subaccounts on your Monthly Anniversary.

•	You must have at least $5,000 in the Declared Interest Option to establish the interest sweep program.

•

The maximum number of Subaccounts which you may select to receive interest earnings at any one time is twelve. If you do not specify the allocation of interest earnings among the Subaccounts, we will transfer interest earnings to the designated Subaccounts in accordance with your then-effective premium allocation instructions.

•	We will terminate this option upon receipt of a written request at our Home Office.

•	This feature is free and is not considered in the twelve free transfers during a Contract Year.

•	We reserve the right to discontinue the interest sweep program if your balance in the Declared Interest Option is less than $5,000.

The interest sweep program may not be available in all states.

We may terminate the Automatic Rebalancing, Dollar Cost Averaging, Systematic Withdrawals, and Interest Sweep privileges at any time.

Death Benefit Before the Retirement Date

Death of Owner.  If an Owner dies prior to the Retirement Date, any surviving Owner becomes the sole Owner and the Beneficiary. If the sole surviving Owner or the sole new Owner is the spouse of the deceased Owner, he or she may continue the Contract as the new Owner (except under certain Qualified Contracts). If the deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern.

If the surviving Owner or the new Owner is not the spouse of the deceased Owner and where there is no surviving or new Owner and the deceased Owner did not designate the manner in which the death benefit must be paid:

•	the Beneficiary may elect to receive the death benefit in a single sum within 5 years of the deceased Owner’s death, or

•

the Beneficiary may elect to receive the death benefit paid out under one of the annuity payment options, with payments beginning within one year after the date of the Owner’s death and with payments being made over the lifetime of the Beneficiary, or over a period that does not exceed the life expectancy of the Beneficiary.

Under either of these options, surviving Owners or new Owners may exercise all ownership rights and privileges from the date of the deceased Owner’s death until the date that the death benefit is paid.

If there is no surviving or new Owner and the deceased Owner designated the manner in which the death benefit must be paid, the death benefit will be paid in the manner designated by the deceased Owner.

In the case of a non-natural Owner of the Contract, the death of the Annuitant shall be treated as the death of the Owner.

Other rules may apply to a Qualified Contract.

Death of an Annuitant.  If the Annuitant who is not the Owner dies prior to the Retirement Date while the Contract is in force, the Owner(s) must notify us within 90 days of the death of the Annuitant and select a new Annuitant. If the Owner(s) does not select an Annuitant within that 90 day period, the Owner (or the oldest Owner in the case of multiple Owners) becomes the Annuitant. If the Annuitant who is the Owner dies prior to the Retirement Date while the Contract is in force, we will pay the death benefit under the Contract to the Beneficiary.

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Death Benefit Payment.  In the case of a single Beneficiary, the death benefit will be determined as of the date we receive Due Proof of Death. If the death benefit is payable to more than one Beneficiary, the amount of the death benefit will be determined for the first Beneficiary to submit instructions for the distribution of proceeds as of the date we receive Due Proof of Death. Proceeds payable to any other Beneficiary will remain unpaid until distribution instructions are received from the Beneficiary. Therefore, proceeds payable to Beneficiaries other than the first Beneficiary to submit instructions for the distribution of proceeds may be subject to fluctuations in market value. If there is no surviving Beneficiary, we will pay the death benefit to the Owner or the Owner’s estate.

We will determine the death benefit as of the date we receive Due Proof of Death and the death benefit will equal the greater of:

•	the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges); or

•	the Accumulated Value.

A partial withdrawal reduction is defined as (a) times (b) divided by (c) where:

(a) is the death benefit immediately prior to withdrawal;

(b) is the amount of the partial withdrawal (including applicable surrender charges); and

(c) is the Accumulated Value immediately prior to withdrawal.

Performance Enhanced Death Benefit Rider.  The Performance Enhanced Death Benefit Rider enhances the death benefit under your Contract by guaranteeing that the death benefit payable will not be less than the highest Accumulated Value under the Contract as determined at certain specified times. (As of the date of this Prospectus, the rider is not available in Minnesota or Montana. If available in your state, you may elect the rider only at issue and only if you are 75 or younger. A registered representative can provide information on the availability of this rider.) If you elect this rider, on each Monthly Anniversary, we will deduct 0.025% of your Contract’s Accumulated Value for Annuitant(s) with an issue age between 0 and 65 years, and 0.05% for Annuitant(s) with an issue age between 66 and 75 years. (See “CHARGES AND DEDUCTIONS—Performance Enhanced Death Benefit Rider Charge.”).

We will determine the Performance Enhanced Death Benefit as of the date we receive Due Proof of Death and the death benefit will equal the greatest of:

•	the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges);

•	the Accumulated Value; or

•	the Performance Enhanced Death Benefit (PEDB) amount.

On dates we calculate the PEDB amount, the PEDB amount will be based on the Accumulated Value under the Contract. We may reduce the PEDB amount by the amount of any partial withdrawal reduction. The PEDB amount will be equal to zero on the Contract Date if we have not received your initial premium payment. At the time you make your initial premium payment, the PEDB amount will equal the initial premium payment. We calculate the PEDB amount: (1) on each Contract Anniversary; (2) at the time you make a premium payment or partial withdrawal; and (3) on the Owner’s date of death. After your initial premium payment, the PEDB amount on each calculation date will equal the greater of: (1) the PEDB amount last calculated plus any premium payment less any partial withdrawal reductions on the calculation date; or (2) the then current Accumulated Value.

We will continue to recalculate the PEDB amount on each Contract Anniversary until the Contract Anniversary immediately prior to the Owner’s 86th birthday. All subsequent PEDB amounts will be recalculated for additional premium payments or partial withdrawals reductions only.

Incremental Death Benefit Rider.  The Incremental Death Benefit Rider provides a death benefit that is in addition to the death benefit payable under your Contract. (As of the date of this Prospectus, the rider is not available in Minnesota or Montana. If available in your state, you may only elect the

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rider at issue if you are 75 or younger. A registered representative can provide information on the availability of this rider.) If you elect this rider, we will deduct 0.015% of your Contract’s Accumulated Value on each Monthly Anniversary (0.03% of your Contract’s Accumulated Value for Annuitants with an issue age of 66-75) (see “CHARGES AND DEDUCTIONS—Incremental Death Benefit Rider”).

The Incremental Death Benefit Rider, on the date we receive Due Proof of Death, will be equal to 40% of a) minus b), where:

(a) is the Accumulated Value; and

(b) is the sum of all premium payments less the sum of all partial withdrawals.

The Incremental Death Benefit cannot exceed 50% of (b) and will never be less than zero.

This rider does not guarantee that any amounts under the rider will become payable at death. Market declines that result in the Accumulated Value being less than the premium payments received minus any partial withdrawal reductions will result in no Incremental Death Benefit being paid.

Example

The following example demonstrates how the Incremental Death Benefit works. It is based on hypothetical values and is not reflective of past or future performance of the Investment Options in the Contract.

Date	Total Premiums Paid	Accumulated Value	Gain	Death Benefit	Incremental Death Benefit
5/1/2009	$100,000	$100,000	$ 0	$100,000	$ 0
5/1/2029	$100,000	$450,000	$350,000	$450,000	$50,000

If we receive Due Proof of Death on May 1, 2029, and there were no partial withdrawals made prior to the Owner’s death, the Incremental Death Benefit will equal $50,000. This amount is determined by multiplying the gain in the Contract ($350,000) by 40%, which is $140,000; however, because the Incremental Death Benefit cannot exceed 50% of the total premiums paid ($100,000), the Incremental Death Benefit in this example is $50,000.

Guaranteed Minimum Income Benefit Rider

The Guaranteed Minimum Income Benefit Rider (“GMIB Rider”) is an optional rider that guarantees minimum fixed monthly payments if and when you annuitize. In other words, the Rider offers a monthly payment “floor.” The GMIB Rider is appropriate for long-term investors who do not expect to take significant withdrawals, expect to annuitize after a minimum of eight years, and wish to guarantee a minimum level of monthly income payments that will not be reduced by volatility in the markets.

There are several important points you should consider before purchasing the GMIB Rider:

•

You may never need to rely upon the GMIB Rider. The annuity rates guaranteed by the GMIB Rider are based on conservative actuarial factors. These guaranteed annuity rates may be lower than the then-current annuity rates that are available when you choose to annuitize. Although you are not required to exercise the GMIB Rider upon annuitization and may instead choose the then-current annuity rates, the charges you have paid under the GMIB Rider will not be refunded.

•

There is an 8-year waiting period that must run out before you can exercise the GMIB Rider. If you choose to annuitize before the 8-year waiting period concludes, you will lose the benefits of the rider, and the charges you have paid under the rider will not be refunded.

•

If you make withdrawals, the level of payments guaranteed by the GMIB Rider will decrease. Therefore, the GMIB Rider may not be appropriate for you if you expect that you may need to take significant withdrawals before you annuitize.

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•

If you withdraw an amount that exceeds your benefit amount solely for the purpose of satisfying Internal Revenue Code minimum distribution requirements for your Contract, then we will reduce your Income Base. (See “DESCRIPTION OF ANNUITY CONTRACT—Guaranteed Minimum Income Benefit Rider—Income Base” for an explanation of Income Base.)

•

If you elect to purchase the GMIB Rider, you may not later remove the Rider. In other words, the GMIB Rider charge will continue to be deducted for the life of the Contract unless the Rider terminates, as described below.

You may elect the GMIB Rider only at the time you purchase the Contract. To be eligible to elect the GMIB Rider, the age of all Owners and the Annuitant(s) on the Contract Date must be less than 76. At any time after the 8th Contract Anniversary, you may exercise the rider. Upon exercise, we will apply the Income Base to your choice of either fixed annuity payment option C or E, thus determining your monthly GMIB Payment. In the event that you would receive a higher monthly payment by applying your total Accumulated Value to the then-current annuity rates applicable to the Contract, we will pay you this higher amount instead of the GMIB Payment.

As of the date of this Prospectus, the GMIB Rider is not available in Minnesota or Montana. A registered representative can provide information on the availability of this Rider.

Asset Allocation Model.   If you elect the GMIB Rider, you will be limited to allocating your premium payments and Accumulated Value in accordance with an asset allocation model that seeks to provide moderate growth and income while avoiding excessive risk (the “Asset Allocation Model”). If you are seeking a more aggressive growth strategy, the Subaccount and Declared Interest Option allocations of the Asset Allocation Model required for participation in the GMIB Rider are probably not appropriate for you. A more detailed description of the Asset Allocation Model is available in a separate brochure. Your registered representative can provide you with the brochure and additional information about the Asset Allocation Model.

We will automatically rebalance your Accumulated Value quarterly, semi-annually, or annually to restore your allocations to the target allocations recommended in the Asset Allocation Model. If you instruct us to allocate premium payments or Accumulated Value, or to take partial withdrawals in a manner that is not consistent with the Asset Allocation Model (a “Prohibited Allocation Instruction”), we will terminate the GMIB Rider. A Prohibited Allocation Instruction includes only: (1) allocating a premium payment or Accumulated Value outside the target allocations of the Asset Allocation Model; (2) directing dollar cost averaging transfers outside the target allocations of the Asset Allocation Model; (3) transferring Accumulated Value outside the target allocations of the Asset Allocation Model; and (4) terminating the rebalancing of your Accumulated Value.

The target allocations of the Asset Allocation Model may vary from time to time in response to market conditions and changes in the Investment Options underlying the Subaccounts in the Asset Allocation Model. If you affirmatively opt-out of the changes to the Asset Allocation Model, we will terminate the GMIB Rider. In that event, you may continue to have your Accumulated Value invested in accordance with the prior version of the Asset Allocation Model. If you choose not to opt-out of the changes to the Asset Allocation Model, the GMIB Rider will continue and your Accumulated Value will be invested in accordance with the updated Asset Allocation Model. EquiTrust Marketing Services, LLC, the principal underwriter for the Contracts, will forward to you written notice that changes have been made to the Asset Allocation Model. You will have 30 days from the date of the notice to opt-out of changes to the Asset Allocation Model. You should contact your registered representative for information regarding changes to the Asset Allocation Model.

We do not guarantee Accumulated Value or the performance of any Investment Option or the Asset Allocation Model.

Income Base.  On the Contract Date, we will set the Income Base equal to your initial premium payment. The Income Base will then vary based on additional premium payments and withdrawals. At any point in time, the Income Base will be equal to:

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•

the sum total of each premium payment, accumulated at an annual effective interest rate of 5.00% through the Contract Anniversary immediately preceding your 86th birthday, and at 0.00% thereafter, less

•

the sum total of each partial withdrawal reduction for any partial withdrawals accumulated at an annual effective interest rate of 5.00% through the Contract Anniversary immediately preceding your 86th birthday, and at 0.00% thereafter.

If the Contract is owned by joint Owners, the age of the older Owner will be used in determining the interest credited to the Income Base.

Partial Withdrawal Reduction.  For each withdrawal you make, we will calculate the partial withdrawal reduction using the following formula: “A” multiplied by “B” divided by “C” where:

•	“A” is the Income Base immediately prior to the withdrawal,

•	“B” is the amount of the withdrawal, and

•	“C” is the Accumulated Value immediately prior to the withdrawal.

Note: No surrender charges will apply in the calculation of the partial withdrawal reduction.

Partial Annuitization.  You may choose to elect a partial annuitization under the Contract at any time that your Contract and the GMIB Rider are in force after the 8th Contract Anniversary, if the Income Base is greater than the Accumulated Value. The partial withdrawal reduction will equal the Income Base multiplied by the proportion of your Accumulated Value applied under a payment option, and the Accumulated Value will be decreased by the same proportion.

Partial annuitizations will be treated and taxed as withdrawals. If partial annuitizations begin before the Owner reaches age 59½, then such payments may be subject to a 10% tax penalty. (See “FEDERAL TAX MATTERS-Penalty Tax on Certain Withdrawals.”)

Termination of the GMIB Rider.  All rights and benefits under the GMIB Rider will terminate when any of the following events occur: (1) the Contract is surrendered; (2) the Income Base equals zero (e.g., because of partial withdrawals); (3) the Owner or Joint Owner (or, if the Owner is a non-natural person, the Annuitant) dies, unless the Beneficiary is the spouse of the Owner and elects to continue the Contract; and (4) the Contract otherwise terminates.

Proceeds on the Retirement Date

You select the Retirement Date. There is no minimum age required for the Owner to establish a Retirement Date. However, for Non-Qualified Contracts, the Retirement Date may be no later than the Annuitant’s age 80 or 10 years after the Contract Date. For Qualified Contracts, the Retirement Date may be no later than the Annuitant’s age 70 1/2 or such other date as meets the requirements of the Code.

On the Retirement Date, we will apply the proceeds under a life income fixed annuity payment option with ten years guaranteed, unless you choose to have the proceeds paid under another option or in a lump sum. (See “PAYMENT OPTIONS.”) If a payment option is elected, we will apply the Accumulated Value less any applicable surrender charge. If a lump sum payment is chosen, we will pay the Net Accumulated Value on the Retirement Date.

If the Annuitant dies before 120 payments have been received, we will make any remaining payments to the Beneficiary. There is no death benefit payable if the Annuitant dies after the Retirement Date.

You may change the Retirement Date at any time before distribution payments begin, subject to these limitations:

•	we must receive Written Notice at the Home Office at least 30 days before the current Retirement Date;

•	the requested Retirement Date must be a date that is at least 30 days after receipt of the Written Notice; and

•	the requested Retirement Date must be no later than the Annuitant’s 99th birthday or any earlier date required by law.

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Payments

We will usually pay any surrender, partial withdrawal or death benefit within seven days of receipt of a written request at our Home Office. We also require any information or documentation necessary to process the request, and in the case of a death benefit, we must receive Due Proof of Death. We may postpone payments if:

•	the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;

•	the SEC permits by an order the postponement for the protection of Owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the Account or the determination of the value of the Account’s net assets not reasonably practicable.

If you have submitted a recent check or draft, we have the right to delay payment until we are assured that the check or draft has been honored.

We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months. If payment has not been made within 30 days after receipt of all required documentation, or such shorter period as necessitated by a particular jurisdiction, we will add interest at the rate of 3% (or a higher rate if required by a particular state) to the amount paid from the date all documentation was received.

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or death benefits until instructions are received from the appropriate regulator. We may be required to provide additional information about you and your account to government regulators.

Electronic Transactions

You are entitled to change the allocation of your Subaccount selection or transfer monies among the Subaccounts electronically, to the extent available. We cannot guarantee that you will always be able to reach us to complete an electronic transaction; for example, our website may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or the internet may be out of service during severe weather conditions or other emergencies. If you are experiencing problems, you should send your Written Notice to our Home Office via mail or facsimile. Transaction instructions will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We will provide you confirmation of each electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated electronically are genuine. These procedures may require any person requesting an electronic transaction to provide certain personal identification upon our request. We reserve the right to deny any transaction request made electronically. You are authorizing us to accept and to act upon instructions received electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their trustees or officers will be liable for any loss, liability, cost or expense (including attorney’s fees) in connection with requests that we believe to be genuine. This policy means that provided we comply with our procedures, you will bear the risk of loss arising out of the electronic transaction privileges of your Contract.

Modification

You may modify your Contract only if one of our officers agrees in writing to such modification.

Upon notification to you, we may modify your Contract if:

•	necessary to make your Contract or the Account comply with any law or regulation issued by a governmental agency to which the Company is subject;

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•	necessary to assure continued qualification of your Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

•	necessary to reflect a change in the operation of the Account; or

•	the modification provides additional Subaccount and/or fixed accumulation options.

We will make the appropriate endorsement to your Contract in the event of most such modifications.

Reports to Owners

We will mail to you, at least annually, a report containing the Accumulated Value of your Contract (reflecting each Subaccount and the Declared Interest Option), premiums paid, withdrawals taken and charges deducted since your last report, and any other information required by any applicable law or regulation.

Inquiries

You may contact the Company in writing at our Home Office if you have any questions regarding your Contract.

Change of Address

We confirm all Owner change of address requests by sending a confirmation to both the old and new addresses.

THE DECLARED INTEREST OPTION

You may allocate some or all of your premium payments, and transfer some or all of your Accumulated Value, to the Declared Interest Option, which is part of the General Account and pays interest at declared rates guaranteed for each Contract Year (subject to a minimum guaranteed interest rate of 3%).

The Declared Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933 (the “1933 Act”), and neither the Declared Interest Option nor the Company’s General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Company’s General Account, the Declared Interest Option, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts, which are included in this Prospectus, are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The portion of your Accumulated Value allocated to the Declared Interest Option (the “Declared Interest Option accumulated value”) will be credited with rates of interest, as described below. Since the Declared Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company’s general liabilities from business operations.

Minimum Guaranteed and Current Interest Rates

The Declared Interest Option accumulated value is guaranteed to accumulate at a minimum effective annual interest rate of 3%. While we intend to credit the Declared Interest Option accumulated value with current rates in excess of the minimum guarantee, we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing

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general market interest rates, and any interest credited on your amounts in the Declared Interest Option in excess of the minimum guaranteed rate will be determined in the sole discretion of the Company.

You, therefore, assume the risk that interest credited may not exceed the guaranteed rate. We may vary the interest rate we credit on the amount of your Declared Interest Option accumulated value.

Occasionally, we establish new current interest rates for the Declared Interest Option. The rate applicable to your Contract is the rate in effect on your most recent Contract Anniversary. This rate will remain unchanged until your next Contract Anniversary (i.e., for your entire Contract Year). During each Contract Year, your entire Declared Interest Option accumulated value (including amounts allocated or transferred to the Declared Interest Option during the year) is credited with the interest rate in effect for that period and becomes part of your Declared Interest Option accumulated value.

We reserve the right to change the method of crediting interest, provided that such changes do not have the effect of reducing the guaranteed interest rate below 3% per annum, or shorten the period for which the current interest rate applies to less than a Contract Year.

Calculation of Declared Interest Option Accumulated Value.  The Declared Interest Option accumulated value is equal to:

•	amounts allocated and transferred to the Declared Interest Option, plus

•	interest credited, less

•	amounts deducted, transferred or withdrawn.

Transfers from Declared Interest Option

You may make one transfer from the Declared Interest Option to any or all of the Subaccounts in each Contract Year. The amount you transfer at one time may not exceed 25% of the Declared Interest Option accumulated value on the date of transfer. However, if the balance after the transfer would be less than $1,000, you may transfer the entire amount. We process transfers from the Declared Interest Option on a last-in-first-out basis.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

Charge for Partial Withdrawal or Surrender.  We apply a charge if you make a partial withdrawal from or surrender your Contract during the first eight Contract Years.

Contract Year in Which Withdrawal Occurs	Charge as Percentage of Amount Withdrawn
1	8%
2	7
3	6
4	5
5	4
6	3
7	2
8	1
9 and after	0

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If surrender charges are not sufficient to cover sales expenses, the loss will be borne by the Company; conversely, if the amount of such charges proves more than enough, the Company will retain the excess. In no event will the total surrender charges assessed under a Contract exceed 9% of the total premiums paid under that Contract.

If the Contract is being surrendered, the surrender charge is deducted from the Accumulated Value in determining the Net Accumulated Value. For a partial withdrawal, the surrender charge may, at the election of the Owner, be deducted from the Accumulated Value remaining after the amount requested is withdrawn or be deducted from the amount of the withdrawal requested.

Amounts Not Subject to Surrender Charge.  In each Contract Year, you may withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge (the “10% withdrawal privilege”). Under the 10% withdrawal privilege, you may receive up to 10% of the Accumulated Value through a single or multiple withdrawal(s) in a Contract Year. For purposes of determining the amount available during a Contract Year, we calculate the percentage of the Accumulated Value each withdrawal represents on the date the request is processed. You may not carry over any unused portion of the 10% withdrawal privilege to any subsequent Contract Year.

Surrender Charge at the Retirement Date.  We may assess a surrender charge against your Accumulated Value at the Retirement Date. We do not apply a surrender charge if you elect to receive fixed annuity payment option C or E or a variable annuity payment option. If you elect fixed annuity payments under payment options A, B or D, we add the fixed number of years for which payments will be made under the payment option to the number of Contract Years since the Contract Date to determine the Contract Year in which the surrender occurs for purposes of determining the charge that would apply based on the Table of Surrender Charges.

Waiver of Surrender Charge.  You may make a partial withdrawal or surrender under the Contract without incurring a surrender charge after the first Contract Year if the Annuitant is terminally ill (as defined in your Contract), chronically ill, stays in a qualified nursing center for 90 days, or is totally disabled. Surrender charges will be waived if you are required to satisfy minimum distribution requirements in accordance with the Code. We must receive Written Notice, before the Retirement Date, at our Home Office in order to activate this waiver.

Contract Administrative Charge

We currently deduct a contract administrative charge of $4 on each Monthly Anniversary. We deduct this charge from your Accumulated Value and use it to reimburse us for administrative expenses relating to your Contract. We do not assess this charge during the annuity payment period.

We currently waive the contract administrative charge as follows:

•	on the Contract Date with an initial premium payment of $40,000 or greater, or

•	if your Accumulated Value is $40,000 or greater on your most recent Contract Anniversary.

We may terminate this waiver at any time.

Asset-Based Administrative Charge

We currently deduct an asset-based administrative charge equal to 0.04% of Variable Accumulated Value on each Monthly Anniversary for the first eight Contract Years through the cancellation of Subaccount units. On each Monthly Anniversary thereafter, the asset-based administrative charge is equal to 0.02% of Variable Accumulated Value. We deduct the asset-based administrative charge to compensate us for processing and administrative expenses incurred in connection with the Contract and the Account. These expenses include the cost of processing applications, establishing and maintaining Contract records, Contract changes, and reporting and overhead costs.

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Transfer Processing Fee

We waive the transfer processing fee for the first twelve transfers during a Contract Year, but may assess a charge of $10 for the thirteenth and each subsequent transfer in a Contract Year. We may realize a profit from this fee. (This charge is guaranteed not to exceed $10.)

Mortality and Expense Risk Charge

We apply a daily mortality and expense risk charge at an annual rate of 1.00% (daily rate of 0.0027262%). This charge is used to compensate the Company for assuming mortality and expense risks.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Through these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk also includes a guarantee to pay a death benefit if the Owner dies before the Retirement Date. The expense risk we assume is that the annual administrative and transfer processing fees may be insufficient to cover actual future expenses.

We may realize a profit from this charge and we may use such profit for any lawful purpose including paying distribution expenses.

Guaranteed Minimum Income Benefit Rider Charge

We currently deduct a charge for the Guaranteed Minimum Income Benefit Rider (“GMIB Rider”) equal to 0.04% of your Accumulated Value on each Monthly Anniversary. The charge will never exceed 0.08% of Accumulated Value. The charge helps compensate us for the mortality and investment risks we assume in guaranteeing minimum fixed monthly payments upon annuitization as set forth under the GMIB Rider.

Incremental Death Benefit Rider Charge

We currently deduct a charge for the Incremental Death Benefit Rider equal to 0.015% of Accumulated Value on each Monthly Anniversary where the Annuitant(s) has an issue age of between 0-65 years (0.030% for an Annuitant(s) with an issue age of 66-75 years). We deduct the charge on each Contract Anniversary.

Performance Enhanced Death Benefit Rider Charge

We currently deduct a charge for the Performance Enhanced Death Benefit Rider equal to 0.025% of Accumulated Value on each Monthly Anniversary where the Annuitant(s) has an issue age of between 0-65 years (0.05% for an Annuitant(s) with an issue age of 66-75 years). The charge helps compensate us for the mortality and investment risks we assume in guaranteeing that the death benefit payable will not be less than the Performance Enhanced Death Benefit amount.

Investment Option Expenses

The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. (See the Expense Tables in this Prospectus and the accompanying Investment Option prospectuses.)

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Premium Taxes

Currently, we do not charge for premium taxes levied by various states and other governmental entities on annuity contracts issued by insurance companies. These taxes range up to 3.5% and are subject to change. We reserve the right, however, to deduct such taxes from Accumulated Value.

Other Taxes

Currently, we do not charge for any federal, state or local taxes incurred by the Company which may be attributable to the Account or the Contracts. We reserve the right, however, to make such a charge in the future.

PAYMENT OPTIONS

The accumulation phase of your Contract ends on the Retirement Date you select (see “DESCRIPTION OF ANNUITY CONTRACT—Proceeds on the Retirement Date”). At that time, your proceeds will be applied under a payment option, unless you elect to receive this amount in a single sum. (You may choose a lump sum payment under a Living Tradition Account™ (“LTA”). The LTA is similar to a checking account, except it is not FDIC insured, but is backed by the claims-paying ability of the Company. The LTA is part of our General Account and is subject to the claims of our creditors. We receive a benefit from all amounts left in the LTA. We pay interest on proceeds held in the LTA).

Should you not elect a payment option on the Retirement Date, proceeds will be paid as a life income fixed annuity with payments guaranteed for ten years. The proceeds are the amount we apply to a payment option. The amount of proceeds will equal either: (1) the Net Accumulated Value if you are surrendering your Contract; (2) the death benefit if the Owner dies and the death benefit becomes payable; or (3) the amount of any partial withdrawal you apply to a payment option. Although tax consequences may vary depending on the payment option elected, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. Once the investment in the Contract has been fully received, however, the full amount of each annuity payment is subject to tax as ordinary income.

Prior to the Retirement Date, you may elect to have your proceeds applied under a payment option, or a Beneficiary can have the death benefit applied under a payment option. In either case, the Contract must be surrendered for a lump sum payment to be made, or for a payment option agreement to be issued for the payment option. The payment option agreement will show the rights and benefits of the payee(s) under the payment option selected.

You can choose whether to apply any portion of your proceeds to provide either fixed annuity payments, variable annuity payments, or a combination of both. If you elect to receive variable annuity payments, then you also must select the Subaccounts and/or Fixed Interest Option to which we will apply your proceeds.

The annuity payment date is the date you select as of which we compute annuity payments. If you elect to receive variable annuity payments, the annuity payment date may not be the 29th, 30th or 31st day of any month. We compute the first annuity payment as of the initial annuity payment date you select. All subsequent annuity payments are computed as of annuity payment dates. These dates will be the same day of the month as the initial annuity payment date, or the first Business Day thereafter if the same day of a subsequent month as the initial annuity payment date is not a Business Day.

Monthly annuity payments will be computed as of the same day each month as the initial annuity payment date. Quarterly annuity payments will be computed as of the same day in the 3rd, 6th, 9th,

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and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Semi-annual annuity payment dates will be computed as of the same day in the 6th and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Annual annuity payments will be computed as of the same day in each year as the initial annuity payment date. If you do not select a payment frequency, we will make monthly payments. Your choice of payment frequency and payout period will affect the amount of each payment. Increasing the frequency of payments or increasing the payout period will reduce the amount of each payment.

Options A, B and D may not satisfy the minimum required distribution rules for Qualified Contracts. Please consult a tax advisor.

Description of Payment Options

Fixed Payment Options:

Option A—Proceeds Left at Interest.  The proceeds are left with the Company to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.

Option B—Payment For a Designated Number of Years.  The proceeds are paid in equal installments for a fixed number of years.

Option C—Payment of Life Income.  The proceeds are paid in equal amounts (at intervals elected by the payee) during the payee’s lifetime with the guarantee that payments will be made for a specified number of years.

Option D—Payment of a Designated Amount.  The proceeds are paid in equal installments (at intervals elected by the payee) for a specific amount and will continue until all the proceeds plus interest are exhausted.

Option E—Payment of Joint and Survivor Life Income.  The proceeds are paid in equal amounts (at intervals elected by the payees) while one or both payees live.

Variable Payment Options:

Option I—Payment of Life Income.  The proceeds are paid in varying amounts (at monthly, quarterly, semi-annual or annual intervals elected by the payee) during the payee’s lifetime with the guarantee that payments will be made for a specified number of years.

Option II—Payment of Joint and Survivor Life Income.  The proceeds are paid in varying installments while one or both payees live.

Alternate Payment Options:

The Company may make available alternative payment options.

Election of Payment Options and Annuity Payments

While the Annuitant is living, you may elect, revoke or change a payment option at any time before the Retirement Date. Upon an Annuitant’s death, if a payment option is not in effect or if payment will be made in one lump sum under an existing option, the Beneficiary may elect one of the options.

We will initiate an election, revocation or change of a payment option upon receipt of your Written Notice at our Home Office.

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We have provided a brief description of the available payment options above. The term “effective date” means the date as of which the proceeds are applied to a payment option. The term “payee” means a person who is entitled to receive payment under a payment option.

Fixed Annuity Payments.  Fixed annuity payments are periodic payments we make to the designated payee. The dollar amount of each payment does not change. We calculate the amount of each fixed annuity payment based on:

•	the form and duration of the payment option chosen,

•	the payee’s age and sex,

•	the amount of proceeds applied to purchase the fixed annuity payments, and

•	the applicable annuity purchase rate.

We use a minimum annual interest rate of 3% to compute fixed annuity payments. We may, in our sole discretion, make fixed annuity payments based on a higher annual interest rate.

We reserve the right to refuse the election of a payment option, and to make a lump sum payment to the payee if:

•	the total proceeds would be less than $5,000;

•	the amount of each payment would be less than $50; or

•	the payee is an assignee, estate, trustee, partnership, corporation or association.

Under Option A, proceeds earn a set interest rate and the payee may elect to receive some or all of the interest in equal periodic payments. Under Option D, proceeds are paid in amounts and at intervals specified by the payee. For each other payment option, we determine the dollar amount of the first fixed annuity payment by multiplying the dollar amount of proceeds being applied to purchase fixed annuity payments by the annuity purchase rate for the selected payment option. Subsequent fixed annuity payments are of the same dollar amount unless we make payments based on an interest rate different from the interest rate we use to compute the first payment.

By written request, the payee may make a full surrender of the payments remaining in fixed payment options A, B and D. We also allow partial withdrawals of the dollar amounts allocated to fixed payment options A and D. The surrender value is equal to the proceeds allocated to a fixed payment option plus any previously credited interest minus the amount of any annuity payments, partial withdrawals and applicable charges. Taking a partial withdrawal after annuity payments have begun could have adverse tax consequences so you should consult your tax adviser before doing so. We do not allow a full surrender or partial withdrawals under fixed payment option C or E.

Variable Annuity Payments.  Variable annuity payments are periodic payments we make to the designated payee, the amount of which varies from one annuity payment date to the next as a function of the investment performance of the Subaccounts selected to support such payments. The payee may elect to receive variable annuity payments only under Options I and II. We determine the dollar amount of the first variable annuity payment by multiplying the dollar amount of proceeds being applied to purchase variable annuity payments on the effective date by the annuity purchase rate for the selected payment option. Therefore, the dollar amount of the first variable annuity payment will depend on:

•	the dollar amount of proceeds being applied to a payment option

•	the payment option selected

•	the age and sex of the Annuitant and

•	the assumed interest rate used in the variable payment option tables (4% per year).

We calculate the dollar amount of the initial variable annuity payment attributable to each Subaccount by multiplying the dollar amount of proceeds to be allocated to that Subaccount on the

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effective date (as of 3:00 p.m. central time on a Business Day) by the annuity purchase rate for the selected payment option. The dollar value of the total initial variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

An “annuity unit” is a measuring unit we use to monitor the value of the variable annuity payments. We determine the number of annuity units attributable to a Subaccount by dividing the initial variable annuity payment attributable to that Subaccount by the annuity unit value (described below) for that Subaccount for the Valuation Period ending on the effective date or during which the effective date falls if no Valuation Period ends on such date. The number of annuity units attributable to each Subaccount remains constant unless there is a transfer of annuity units (see “Variable Payment Options—Transfer of Annuity Units” below).

We calculate the dollar amount of each subsequent variable annuity payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending as of the annuity payment date. The dollar value of each subsequent variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

The annuity unit value of each Subaccount for its first Valuation Period was set at $1.00. The annuity unit value for each subsequent Valuation Period is equal to (a) multiplied by (b) multiplied by (c) where:

(a) is the annuity unit value for the immediately preceding Valuation Period;

(b) is the net investment factor for that Valuation Period (described below); and

(c)	is the daily assumed interest factor for each day in that Valuation Period. The assumed interest rate we use for variable annuity payment options is 4% per year. The daily assumed interest factor derived from an assumed interest rate of 4% per year is 0.999893.

We calculate the net investment factor for each Subaccount for each Valuation Period by dividing (x) by (y) and subtracting (z) from the result where:

(x) is the net result of:

1.	the value of the net assets in the Subaccount as of the end of the current Valuation Period; PLUS

2.	the amount of investment income and capital gains, realized or unrealized, credited to the net assets of the Subaccount during the current Valuation Period; MINUS

3.	the amount of capital losses, realized or unrealized, charged against the net assets of the Subaccount during the current Valuation Period; PLUS or MINUS

4.	any amount charged against or credited to the Subaccount for taxes, or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount;

(y) is the net asset value of the Subaccount for the immediately preceding Valuation Period; and

(z)	is the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

If the annualized net investment return of a Subaccount for an annuity payment period is equal to the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. If the annualized net investment return of a Subaccount for an annuity payment period exceeds the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will be greater than the payment for the prior period. To the extent that such annualized net investment return is less than the assumed interest rate, the payment for that period will be less than the payment for the prior period.

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For variable annuity payments, we reserve the right to:

•	refuse the election of a payment option if total proceeds are less than $5,000;

•	refuse to make payments of less than $50 each; or

•	make payments at less frequent intervals if payments will be less than $50 each.

Variable Payment Options—Transfer of Annuity Units.  By making a written or telephone request to us at any time after the effective date, the payee may transfer the dollar value of a designated number of annuity units of a particular Subaccount for an equivalent dollar amount of annuity units of another Subaccount. The transfer request will take effect as of the end of the Valuation Period when we receive the request. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time on a Business Day, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time on a Business Day, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based on the time noted at the beginning of the transmission.

On the date of the transfer, the dollar amount of a variable annuity payment generated from the annuity units of either Subaccount would be the same. The payee may transfer the dollar amount of annuity units of one Subaccount for annuity units of another Subaccount an unlimited number of times. We only permit such transfers between the Subaccounts.

Variable Payment Options—Surrenders.  Upon Written Notice, a payee may make a full surrender of the payments remaining in the guarantee period of a variable payment option and receive the surrender value. We allow full surrenders from variable payment options only during the period in which we guarantee variable annuity payments for a specified number of years. We do not allow any partial withdrawals of the dollar amounts allocated to a variable payment option. The surrender value is equal to the commuted value of remaining payments in the guarantee period of a variable payment option.

The commuted value is the present value of the remaining stream of payments in the guarantee period of a variable payment option, computed using the assumed interest rate and the annuity unit value(s) calculated as of the date we receive your surrender request. This means that if we receive your Written Notice to surrender prior to 3:00 p.m. central time on a Business Day, we will calculate the annuity unit values as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender at or after 3:00 p.m. central time on a Business Day, we will calculate the annuity unit values as of 3:00 p.m. central time on the following Business Day.

We assume that each payment under a variable payment option would be equal to the sum of the number of annuity units in each Subaccount multiplied by the applicable annuity unit value for each Subaccount as of the end of the Valuation Period on the payment date selected.

Please refer to APPENDIX A for more information on variable annuity payments.

YIELDS AND TOTAL RETURNS

We may advertise, or include in sales literature, yields, effective yields and total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Each Subaccount may also advertise, or include in sales literature, performance relative to certain performance rankings and indices compiled by independent rating organizations.

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You may refer to the Statement of Additional Information for more detailed information relating to performance.

The effective yield and total return calculated for each Subaccount is based on the investment performance of the corresponding Investment Option, which includes the Investment Option’s total operating expenses. (See the accompanying Investment Option prospectuses.)

The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. This yield is calculated by assuming that the income generated during that 30-day or one-month period is generated each period over 12-months and is shown as a percentage of the investment.

The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. This yield is calculated by assuming that the income generated for that seven-day period is generated each period for 52-weeks and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The total return of a Subaccount refers to return quotations of an investment in a Subaccount for various periods of time. Total return figures are provided for each Subaccount for one-, five- and ten-year periods, respectively. For periods prior to the date the Account commenced operations, performance information is calculated based on the performance of the Investment Options and the assumption that the Subaccounts were in existence for those same periods, with the level of Contract charges which were in effect at inception of the Subaccounts.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated your Contract at the end of each period indicated, but excluding any deductions for premium taxes).

In addition to the standardized yield and average annual total return information noted above, non-standardized total return information may be used in advertisements or sales literature. Non-standardized return information will be computed on the same basis as described above, but does not include a surrender charge. In addition, the Company may disclose cumulative total return for Contracts funded by Subaccounts.

Each Investment Option’s yield, and standardized and non-standardized average annual total returns may also be disclosed, which may include investment periods prior to the date the Account commenced operations. Non-standardized performance data will only be disclosed if standardized performance data is also disclosed. Please refer to the Statement of Additional Information for additional information regarding the calculation of other performance data.

In advertising and sales literature, Subaccount performance may be compared to the performance of other issuers of variable annuity contracts which invest in mutual fund portfolios with similar investment objectives. Lipper Analytical Services, Inc. (“Lipper”) and the Variable Annuity Research Data Service (“VARDS”) are independent services which monitor and rank the performance of variable annuity issuers according to investment objectives on an industry-wide basis.

The rankings provided by Lipper include variable life insurance issuers as well as variable annuity issuers, whereas the rankings provided by VARDS compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank such issuers on the basis of total

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return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deductions for operating expenses. Other independent ranking services and indices may also be used as a source of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio’s investment experience is positive.

FEDERAL TAX MATTERS

The following discussion is general and is not intended as tax advice

Introduction

This discussion is based on the Company’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (“IRS”). No representation is made as to the likelihood of the continuation of these current tax laws and interpretations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

A Contract may be purchased on a non-qualified basis (“Non-Qualified Contract”) or purchased and used in connection with plans qualifying for favorable tax treatment (“Qualified Contract”). A Qualified Contract is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the “Code”). The effect of federal income taxes on amounts held under a Contract or annuity payments, and on the economic benefit to the Owner, the Annuitant or the Beneficiary depends on the type of retirement plan, the tax and employment status of the individual concerned, and the Company’s tax status. In addition, an individual must satisfy certain requirements in connection with:

•	purchasing a Qualified Contract with proceeds from a tax-qualified plan, and

•	receiving distributions from a Qualified Contract in order to continue to receive favorable tax treatment.

Therefore, purchasers of Qualified Contracts are encouraged to seek competent legal and tax advice regarding the suitability and tax considerations specific to their situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

Tax Status of the Contract

The Company believes that the Contract will be subject to tax as an annuity contract under the Code, which generally means that any increase in Accumulated Value will not be taxable until monies are received from the Contract, either in the form of annuity payments or in some other form. The

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following Code requirement must be met in order to be subject to annuity contract treatment for tax purposes:

Diversification Requirements.  Section 817(h) of the Code provides that separate account investments must be “adequately diversified” in accordance with Treasury regulations in order for Non-Qualified Contracts to qualify as annuity contracts for federal tax purposes. The Account, through each Investment Option, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in each Subaccount may be invested. Although the investment adviser of EquiTrust Variable Insurance Series Fund is an affiliate of the Company, we do not have control over the Fund or its investments. Nonetheless, the Company believes that each Investment Option in which the Account owns shares will meet the diversification requirements.

Owner Control.  In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contract, we believe that the Owner of a Contract should not be treated as the owner of the assets of the Account. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent an Owner from being treated as the owner of the underlying assets of the Account.

Required Distributions.  In order to be treated as an annuity Contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that:

•

if any Owner dies on or after the Retirement Date but before the interest in the Contract has been fully distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner’s death; and

•	if any Owner dies prior to the Retirement Date, the interest in the Contract will be distributed within five years after the date of the Owner’s death.

These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Owner’s death. An Owner’s designated Beneficiary is the person to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.

Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

Taxation of Annuities

The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

In General.  Section 72 of the Code governs taxation of annuities in general. The Company believes that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs through a partial withdrawal, surrender or annuity payment. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulated Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be

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treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

Non-Natural Owner.  A non-natural Owner of an annuity Contract generally must include any excess of cash value over the “investment in the contract” as income during the taxable year. However, there are some exceptions to this rule. Certain Contracts will generally be treated as held by a natural person if:

•	the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person (but not in the case of certain non-qualified deferred compensation arrangements);

•	the Contract is acquired by an estate of a decedent by reason of the death of the decedent;

•	the Contract is issued in connection with certain Qualified Plans;

•	the Contract is purchased by an employer upon the termination of certain Qualified Plans;

•	the Contract is used in connection with a structured settlement agreement; or

•

the Contract is purchased with a single payment within a year of the annuity starting date and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

A prospective Owner that is not a natural person should discuss these exceptions with their tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Partial Withdrawals and Complete Surrenders.  Under Section 72(e) of the Code, if a partial withdrawal is taken from a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the Contract to the participant’s total accrued benefit or balance under the retirement plan. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of the individual under a Contract which was not excluded from the individual’s gross income. For Contracts issued in connection with qualified plans, the investment in the Contract can be zero. Special tax rules may be available for certain distributions from Qualified Contracts, and special rules apply to distributions from Roth IRAs.

Under Section 72(e) of the Code, if a partial withdrawal is taken from a Non-Qualified Contract (including a withdrawal under the systematic withdrawal option), amounts received are generally first treated as taxable income to the extent that the Accumulated Value immediately before the partial withdrawal exceeds the investment in the Contract at that time. Any additional amount withdrawn is not taxable.

In the case of a surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the investment in the Contract.

Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity Contract for another and the Contract received is treated as a new Contract for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to Section 1035 transactions and prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.

Annuity Payments.  Although tax consequences may vary depending on the payment option elected under an annuity Contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

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Taxation of Death Benefit Proceeds.  Amounts may be distributed from a Contract because of the death of the Owner. Generally, such amounts are includible in the income of the recipient as follows:

•	if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or

•	if distributed under a payment option, they are taxed in the same way as annuity payments.

For these purposes, the investment in the Contract remains the amount of any purchase payments which were not excluded from gross income.

Penalty Tax on Certain Withdrawals.  In the case of a distribution from a Non-Qualified Contract, including a partial annuitization, a 10% federal tax penalty may be imposed. However, generally, there is no penalty applied on distributions:

•	made on or after the taxpayer reaches age 59 1/2;

•	made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);

•	attributable to the taxpayer becoming disabled;

•

as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary;

•	made under certain annuities issued in connection with structured settlement agreements;

•

made under an annuity Contract that is purchased with a single premium when the Retirement Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period; and

•	any payment allocable to an investment (including earnings thereon) made before

August 14, 1982 in a contract issued before that date.

Other tax penalties may apply to certain distributions under a Qualified Contract. Contract owners should consult their tax adviser.

Account Charges.  It is possible that the Internal Revenue Service may take a position that any charges or deemed charges for certain optional benefits should be treated as taxable distributions to you. In particular, the Internal Revenue Service could take the position that any deemed charges associated with the Incremental Death Benefit Rider, the Performance Enhanced Death Benefit Rider or the GMIB Rider constitute a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to your reaching age 59 1/2. Although we do not believe that these amounts, if any, should be treated as taxable withdrawals, you should consult your tax adviser prior to selecting any optional benefit under the Contract.

Transfers, Assignments or Exchanges of a Contract

Certain tax consequences may result upon:

•	a transfer of ownership of a Contract,

•	the designation of an Annuitant, payee or other Beneficiary who is not also the Owner,

•	the selection of certain Retirement Dates, or

•	the exchange of a Contract.

An Owner contemplating any of these actions should consult their tax adviser.

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Withholding

Generally, distributions from a Contract are subject to withholding of federal income tax at a rate which varies according to the type of distribution and the Owner’s tax status. The Owner generally can elect not to have withholding apply.

Eligible rollover distributions from section 401(a) plans, section 403(a) annuities and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An “eligible rollover distribution” is any distribution to an employee (or employee’s spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if the Owner chooses a “direct rollover” from the plan to another tax-qualified plan, section 403(b) tax-sheltered annuity, IRA or governmental section 457 plan that agrees to separately account for rollover contributions.

Multiple Contracts

All non-qualified deferred annuity Contracts entered into after October 21, 1988 that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in gross income under Section 72(e). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity Contracts or otherwise. There may also be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more annuity Contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity Contract.

Taxation of Qualified Contracts

The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

•	contributions in excess of specified limits;

•	distributions prior to age 59 1/2 (subject to certain exceptions);

•	distributions that do not conform to specified commencement and minimum distribution rules; and

•	other specified circumstances.

Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. For qualified plans under Section 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the

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calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a “5 percent owner” (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For Roth IRAs under Section 408A, distributions are not required during the Owner’s (or plan participant’s) lifetime.

If you are attempting to satisfy these rules through partial withdrawals before the annuity commencement date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax adviser.

Brief descriptions follow of the various types of qualified retirement plans available in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of the Code.

Corporate Pension and Profit Sharing Plans and H.R. 10 Plans.  Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

Individual Retirement Annuities.  Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA.” These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be “rolled over” on a tax-deferred basis into an IRA. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Code. Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of an amount specified in the Code for the year, or 100% of the amount of compensation includible in the Owner’s gross income for the year, and may be deductible in whole or in part depending on the individual’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are “rolled over” on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1 /2 (unless certain exceptions apply) are subject to a 10% penalty tax.

The Internal Revenue Service has not reviewed the Contract for use as any type of IRA. Individuals using the Contract in such a manner may want to consult their tax adviser.

SEP IRAs.  Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

SIMPLE IRAs.  Section 408(p) of the Code permits small employers to establish SIMPLE IRAs under which employees may elect to defer a percentage of their compensation. The sponsoring employer is required to make a matching, or non-elective, contribution on behalf of contributing employees. Distributions from a SIMPLE IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions

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prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs.  Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or conversion from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. Such conversions are subject to a 10% penalty tax if they are distributed before five years have passed since the year of the conversion. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

•	before age 59 1/2 (subject to certain exceptions), or

•	during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

Tax Sheltered Annuities.  Section 403(b) of the Code allows employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Contract that will provide an annuity for the employee’s retirement. These premiums may be subject to FICA (social security) tax. Code section 403(b)(11) restricts the distribution under Code section 403(b) annuity contracts of:

•	elective contributions made in years beginning after December 31, 1988;

•	earnings on those contributions; and

•	earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distribution of those amounts may only occur upon:

•	death of the employee,

•	attainment of age 59 1/2,

•	severance of employment,

•	disability, or

•	financial hardship.

In addition, income attributable to elective contributions may not be distributed in the case of hardship. For Contracts issued after December 31, 2008, amounts attributable to non-elective contributions may also be subject to distribution restrictions in the employer’s Section 403(b) plan.

Death Benefits.  The Performance Enhanced Death Benefit or Incremental Death Benefit Rider could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or tax-sheltered annuity. Because these death benefits may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

Restrictions under Qualified Contracts.  Other restrictions with respect to the election, commencement or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

Possible Charge for the Company’s Taxes

The Company currently makes no charge to the Subaccounts for any Federal, state or local taxes that the Company incurs which may be attributable to such Subaccounts or the Contracts. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Subaccounts or to the Contracts.

54

Other Tax Consequences

As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.

Federal Estate Taxes.  While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of a Contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. You should consult your tax adviser for further information.

Generation-skipping Transfer Tax.  Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Residents of Puerto Rico.  The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rican branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

DISTRIBUTION OF THE CONTRACTS

We have entered into a distribution agreement with our affiliate, EquiTrust Marketing Services, LLC (“EquiTrust Marketing”) for the distribution and sale of the Contracts. EquiTrust Marketing may sell the Contracts through its registered representatives.

EquiTrust Marketing receives a 0.20% fee from the Summit Pinnacle Series: Russell 2000 Small Cap Index, S&P MidCap 400 Index and EAFE International Portfolios; and a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Contract assets allocated to the Investment Options: Columbia VIT Funds; EquiTrust Variable Insurance Series Fund Portfolios; Fidelity Variable Insurance Products Funds; Franklin Templeton Variable Insurance Trust Funds; JPMorgan Series Trust II, Small Cap Equity and International Equity Funds. 12b-1 class shares of these Investment Options have adopted a distribution plan pursuant to Rule 12b-1 under the

55

Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares.

We pay commissions to EquiTrust Marketing for the sale of the Contracts by its registered representatives. The maximum commissions payable for Contract sales will be 4% of the premiums paid under a Contract during each Contract Year. Managers of EquiTrust Marketing’s registered representatives may also receive commission overrides of up to 30% of the registered representatives’ commissions.

EquiTrust Marketing passes through all commissions it receives to its registered representatives and does not retain any override as distributor for the Contracts. However, under the distribution agreement with EquiTrust Marketing, we pay the following sales expenses: distribution expenses such as production incentive bonuses (to registered representatives and their managers); deferred compensation and insurance benefits of registered representatives; registered representative training allowances; agency expense allowances; advertising expenses and all other expenses of distributing the Contracts. These distribution expenses do not result in any additional charges against the Contracts that are not described under “CHARGES AND DEDUCTIONS.”

To cover costs and expenses associated with facilitating Contract sales, we pay EquiTrust Marketing a monthly overwrite equal to 5% of commissions and service fees paid to managers and registered representatives.

Because registered representatives of EquiTrust Marketing are also insurance agents of the Company, they and their managers are also eligible for various cash benefits such as bonuses, insurance benefits and financing arrangements, such as loans and advances, and non-cash compensation items that we may provide jointly with EquiTrust Marketing. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, EquiTrust Marketing’s registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Contracts may help registered representatives and/or their managers qualify for such benefits. EquiTrust Marketing’s registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners of the Account.

Under the Public Disclosure Program, the Financial Industry Regulatory Authority (“FINRA”) provides certain information regarding the disciplinary history of FINRA member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. FINRA’s toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure that includes information describing the Public Disclosure Program is available from FINRA.

LEGAL PROCEEDINGS

The Company, like other life insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming the Company as a defendant or involving the Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account, the ability of EquiTrust Marketing to perform its contract with the Account or the ability of the Company to meet its obligations under the Contract.

56

VOTING RIGHTS

To the extent required by law, the Company will vote Fund shares held in the Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change and, as a result, the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

The number of votes you have the right to instruct will be calculated separately for each Subaccount to which you have allocated or transferred Accumulated Value or proceeds, and may include fractional votes. The number of votes attributable to a Subaccount is determined by dividing your Accumulated Value or proceeds in that Subaccount by the net asset value per share of the Investment Option of the corresponding Subaccount.

The number of votes of an Investment Option that are available to you is determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at the relevant meeting for that Fund.

The Company will vote Fund shares attributable to Contracts as to which no timely instructions are received (as well as any Fund shares held in the Account which are not attributable to Contracts) in proportion to the voting instructions received with respect to all Contracts participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro-rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of contract owners determining the outcome of a vote.

FINANCIAL STATEMENTS

The audited consolidated balance sheets of the Company as of December 31, 2007 and 2006, and the related consolidated statements of income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2007 and the financial statement schedules, as well as the related reports of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information. The Account’s audited statements of net assets as of December 31, 2007 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, as well as the related report of Ernst & Young LLP, are also contained in the Statement of Additional Information.

The Company’s financial statements should be considered only as bearing on the Company’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

Investment Company Act of 1940, File Number 811-08665

57

STATEMENT OF ADDITIONAL INFORMATION

SAI-TOC

Tear at perforation

If you would like a copy of the Statement of Additional Information, please complete the information below and detach and mail this card to the Company at the address shown on the cover of this Prospectus.

Name

Address

City, State, Zip

APPENDIX A

Calculating Variable Annuity Payments

The following chart has been prepared to show how investment performance could affect variable annuity payments over time. It illustrates the variable annuity payments under a payment option agreement issued in consideration of proceeds from a Non-Qualified Contract. The chart illustrates certain variable annuity payments under five hypothetical rate of return scenarios. Of course, the illustrations merely represent what such payments might be under a hypothetical supplemental agreement issued for proceeds from a hypothetical Contract.

What the Chart Illustrates.  The chart illustrates the first monthly payment in each of 25 years under a hypothetical variable payment option agreement issued in consideration of proceeds from a hypothetical Non-Qualified Contract assuming a different hypothetical rate of return for a single Subaccount supporting the agreement. The chart assumes that the first monthly payment in the initial year shown is $1,000.

Hypothetical Rates of Return.  The variable annuity payments reflect five different assumptions for a constant investment return before fees and expenses: 0.00%, 3.37%, 6.74%, 9.37%, and 12.00%. Net of all expenses, these constant returns are: (2.74)%, 0.63%, 4.00%, 6.63%, and 9.26%. The first variable annuity payment for each year reflects the 4% Assumed Interest Rate net of all expenses for the Subaccount (and the underlying Funds) pro-rated for the month shown. Fund management fees and operating expenses are assumed to be at an annual rate of 0.89% of their average daily net assets. This is the average of Fund expenses shown in the Annual Investment Option Expenses table beginning on page 7. The mortality and expense risk charge is assumed to be at an annual rate of 4% of the illustrated Subaccount’s average daily net assets.

The first monthly variable annuity payments depicted in the chart are based on a hypothetical payment option agreement and hypothetical investment results and are not projections or indications of future results. The Company does not guarantee or even suggest that any Subaccount, Contract or agreement issued by it would generate these or similar monthly payments for any period of time. The chart is for illustration purposes only and does not represent future variable annuity payments or future investment returns. The first variable annuity payment in each year under an actual payment option agreement issued in connection with an actual Contract will be more or less than those shown if the actual returns of the Subaccount(s) selected by the Owner are different from the hypothetical returns. Because a Subaccount’s investment return will fluctuate over time, variable annuity payments actually received by a payee will be more or less than those shown in this illustration. Also, in an actual case, the total amount of variable annuity payments ultimately received will depend upon the payment option selected and the life of the payee. See the Prospectus section titled “PAYMENT OPTIONS—Election of Payment Options and Annuity Payments.”

Assumptions on Which the Hypothetical Payment Option Agreement and Contract are Based.   The chart reflects a hypothetical payment option agreement and Contract. These, in turn, are based on the following assumptions:

•	The hypothetical Contract is a Non-Qualified Contract

•	The supplemental agreement is issued in consideration of proceeds from the hypothetical Contract

•	The proceeds applied under the agreement represent the entire Net Accumulated Value of the Contract and are allocated to a single Subaccount

•	The single Subaccount has annual constant rates of return before fees and expenses of 0.00%, 3.73%, 6.74%, 9.37%, and 12.00%

•	Assumed Interest Rate is 4% per year

•	The payee elects to receive monthly variable annuity payments

•	The proceeds applied to the purchase of annuity units as of the effective date of the agreement under the annuity payment option selected results in an initial variable annuity payment of $1,000

For a discussion of how an Owner or payee may elect to receive monthly, quarterly, semi-annual or annual variable annuity payments, see “PAYMENT OPTIONS.”

Assumed Interest Rate.  Among the most important factors that determines the amount of each variable annuity payment is the Assumed Interest Rate. Under supplemental agreements available as of the date of this Prospectus, the Assumed Interest Rate is 4%. Variable annuity payments will increase in size from one annuity payment date to the next if the annualized net rate of return during that time is greater than the Assumed Interest Rate, and will decrease if the annualized net rate of return over the same period is less than the Assumed Interest Rate. (The Assumed Interest Rate is an important component of the net investment factor.) For a detailed discussion of the Assumed Interest Rate and net investment factor, see “PAYMENT OPTIONS.”

The $1,000 Initial Monthly Variable Annuity Payment.  The hypothetical payment option agreement has an initial monthly variable annuity payment of $1,000. The dollar amount of the first variable annuity payment under an actual agreement will depend upon:

•	the amount of proceeds applied

•	the annuity payment option selected

•	the annuity purchase rates in the supplemental agreement on the effective date

•	the Assumed Interest Rate under the supplemental agreement on the effective date the age of the payee in most cases, the sex of the payee

For each column in the chart, the entire proceeds are allocated to a Subaccount having a constant rate of return as shown at the top of the column. However, under an actual payment option agreement, proceeds are often allocated among several Subaccounts. The dollar amount of the first variable annuity payment attributable to each Subaccount is determined under an actual agreement by dividing the dollar value of the proceeds applied to that Subaccount as of the effective date by $1,000, and multiplying the result by the annuity purchase rate in the agreement for the payment option selected. The amount of the first variable annuity payment is the sum of the first payments attributable to each Subaccount to which proceeds were allocated. For a detailed discussion of how the first variable annuity payment is determined, see “PAYMENT OPTIONS.” For comparison purposes, hypothetical monthly fixed annuity payments are shown in the column using a 4% net Assumed Interest Rate.

Initial Monthly Payments for Each Year Shown, Assuming a Constant Rate of Return under Alternative Investment Scenarios

Contract Year	0.00% Gross -2.74% Net	3.37% Gross 0.63% Net	6.74% Gross 4.00% Net	9.37% Gross 6.63% Net	12.00% Gross 9.26% Net
1	$1,000	$1,000	$1,000	$1,000	$1,000
2	935	968	1,000	1,025	1,051
3	875	936	1,000	1,051	1,104
4	818	906	1,000	1,078	1,160
5	765	877	1,000	1,105	1,218
6	715	848	1,000	1,133	1,280
7	669	821	1,000	1,162	1,345
8	626	794	1,000	1,191	1,413
9	585	768	1,000	1,221	1,484
10	547	743	1,000	1,252	1,559
11	512	719	1,000	1,284	1,638
12	479	696	1,000	1,316	1,721
13	448	673	1,000	1,349	1,808
14	419	652	1,000	1,384	1,899
15	391	631	1,000	1,419	1,995
16	366	610	1,000	1,454	2,096
17	342	590	1,000	1,491	2,202
18	320	571	1,000	1,529	2,314
19	299	553	1,000	1,568	2,431
20	280	535	1,000	1,607	2,553
21	262	517	1,000	1,648	2,683
22	245	501	1,000	1,690	2,818
23	229	484	1,000	1,732	2,961
24	214	469	1,000	1,776	3,111
25	200	454	1,000	1,821	3,268

PART B

STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

EQUITRUST LIFE INSURANCE COMPANY

5400 University Avenue

West Des Moines, Iowa 50266

800-247-4170

EQUITRUST LIFE ANNUITY ACCOUNT

NONPARTICIPATING VARIABLE ANNUITY CONTRACT

This Statement of Additional Information contains additional information to the Prospectus for the flexible premium deferred variable annuity contract (the “Contract”) offered by EquiTrust Life Insurance Company (the “Company”). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Contract. The Prospectus for the Contract is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing us at our address or calling the toll-free number shown above.

June 9, 2008

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL CONTRACT PROVISIONS

The Contract

The Contract includes the basic Contract, the application, any supplemental applications and any endorsements or additional benefit riders or agreements. The statements made in the application are deemed representations and not warranties.

Incontestability

We will not contest the Contract from its Contract Date.

Misstatement of Age or Sex

If the age or sex of the Annuitant has been misstated, we will pay that amount which the premiums actually paid would have purchased at the correct age and sex.

Nonparticipation

The Contracts are not eligible for dividends and will not participate in the Company’s divisible surplus.

CALCULATION OF YIELDS AND TOTAL RETURNS

The Company may disclose yields, total returns and other performance data for a Subaccount. Such performance data will be computed in accordance with the standards defined by the SEC or be accompanied by performance data computed in such manner.

Money Market Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a specific seven-day period. This figure is computed by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract with a balance of 1 subaccount unit at the beginning of the period, dividing this net change by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

The net change in account value reflects:

•	net income from the Investment Option attributable to the hypothetical account and

•	charges and deductions imposed under the Contract attributable to the hypothetical account.

The charges and deductions include per unit charges for the hypothetical account for the mortality and expense risk charge.

For purposes of calculating current yields for a Contract, an average per unit contract administrative charge is used based on the $48 administrative charge deducted at the beginning of each Contract Year. Current and effective yields will be calculated according to the SEC prescribed formulas set forth below:

Current Yield = ((NCS – ES)/UV) x (365/7)

Where:

NCS	=	the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 accumulation unit.

ES	=	per unit expenses attributable to the hypothetical account for the seven-day period.

UV	=	the unit value for the first day of the seven-day period.

Effective Yield = (1 + ((NCS – ES)/UV))365/7 – 1

Where:

NCS	=	the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 accumulation unit.

ES	=	per unit expenses attributable to the hypothetical account for the seven-day period.

UV	=	the unit value for the first day of the seven-day period.

The yield for the Money Market Subaccount will be lower than the yield for the Money Market Investment Option due to the charges and deductions imposed under the Contract.

The current and effective yields of the Money Market Subaccount normally fluctuate on a daily basis and should not act as an indication or representation of future yields or rates of return. The actual yield is affected by:

•	changes in interest rates on money market securities,

•	the average portfolio maturity of the Money Market Investment Option,

•	the quality of portfolio securities held by this Investment Option, and

•	the operating expenses of the Money Market Investment Option.

Yields may also be presented for other periods of time.

Other Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of one or more of the subaccounts (except the Money Market Subaccount) for a Contract for 30-day or one month periods. The annualized yield of a Subaccount refers to income generated by that Subaccount during a 30-day or one-month period which is assumed to be generated each period over a 12-month period.

The yield calculated according to the SEC prescribed formula, is set forth below:

Yield	=	2 ((((NI – ES)/(U x UV)) + 1) [6] – 1)

Where:

NI	=	net investment income of the Investment Option for the 30-day or one-month period attributable to the shares owned by the Subaccount.

ES	=	expenses of the Subaccount for the 30-day or one-month period.

U	=	the average daily number of accumulation units outstanding during the period.

UV	=	the unit value at the close of the last day in the 30-day or one-month period.

The yield for each Subaccount will be lower than the yield for the corresponding Investment Option due to the various charges and deductions imposed under the Contract.

The yield for each Subaccount normally will fluctuate over time and should not act as an indication or representation of future yields or rates of return. A Subaccount’s actual yield is affected by the quality of portfolio securities held by the corresponding Investment Option and its operating expenses.

The surrender charge is not considered in the yield calculation.

Average Annual Total Returns

Advertisements and sales literature may also quote average annual total returns for the Subaccounts for various periods of time, including periods before the Subaccounts were in existence. Total return figures are provided for each Subaccount for one-, five- and ten-year periods. Average annual total returns may also be disclosed for other periods of time.

Average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. The last date of each period is the most recent month-end practicable.

Adjusted historic average annual total returns are calculated based on the assumption that the Subaccounts were in existence during the stated periods with the level of Contract charges which were in effect at the inception of each Subaccount. For purposes of calculating average annual total return, an average contract administrative charge per dollar of Contract value is used. The calculation also assumes surrender of the Contract at the end of the period. The total return will then be calculated according to the SEC prescribed formula set forth below:

TR	=	(ERV/P)1/N – 1

Where:

TR	=	the average annual total return net of Subaccount recurring charges.

ERV	=	the ending redeemable value (net of any applicable surrender charge) of the hypothetical account at the end of the period.

P	=	a hypothetical initial payment of $1,000.

N	=	the number of years in the period.

Investment Option Performance. Each Subaccount may also advertise the performance of the corresponding Investment Option in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Investment Option in which the Subaccount invests may pre-date the effective date of the Subaccount being offered in the Policy.

The actual Subaccount total return information and the adjusted historic average total return information will vary because of the method used to deduct the mortality and expense risk charge from the returns. For actual Subaccount total return information, the mortality and expense risk charge is calculated based on the daily net assets multiplied by a daily factor and reduced on a daily basis. For adjusted historic average total return information, the mortality and expense risk charge is calculated as a single charge applied at the end of the period on an annualized basis.

Other Total Returns

In addition to the standardized yield and average annual total return information noted above, advertisements and sales literature may also quote average annual total returns which do not reflect the surrender charge. These figures are calculated in the same manner as average annual total returns described above, however, the surrender charge is not taken into account at the end of the period.

We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

CTR	=	(ERV/P) – 1

Where:

CTR	=	The cumulative total return net of Subaccount recurring charges for the period.

ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.

P	=	A hypothetical single payment of $1,000.

Effect of the Contract Administrative Charge on Performance Data

We currently deduct the contract administrative charge on each Monthly Anniversary. This charge is deducted from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount’s or the Declared Interest Option’s value bears to the total Accumulated Value. For purposes of reflecting the administrative charge in yield and total return quotations, this contract administrative charge is converted into a per-dollar per-day charge based on the average value of all contracts in the Account on the last day of the period for which quotations are provided. The per-dollar per-day average charge is then adjusted to reflect the basis upon which the particular quotation is calculated.

DISTRIBUTION OF THE CONTRACTS

EquiTrust Marketing Services, LLC (“EquiTrust Marketing”) is responsible for distributing the Contracts pursuant to a distribution agreement with us. EquiTrust Marketing serves as principal underwriter for the Contracts. EquiTrust Marketing, a Delaware corporation organized in 1970 and a wholly owned subsidiary of FBL Financial Services, Inc., an affiliate of the Company, is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA.

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners of the Account.

EquiTrust Marketing may sell the Contract through its registered representatives, who must be licensed as insurance agents and appointed by the Company.

EquiTrust Marketing passes through commissions it receives and does not retain any override as distributor for the Contracts. However, under the distribution agreement with EquiTrust Marketing, we pay the following sales expenses: distribution expenses such as production incentive bonuses (to registered representatives and their managers); deferred compensation and insurance benefits of registered representatives; registered representative training allowances, agency expense allowances; advertising expenses and all other expenses of distributing the Contracts. To cover costs and expenses associated with facilitating Contract sales, we pay EquiTrust Marketing a monthly overwrite equal to 5% of commissions and service fees paid to managers and registered representatives.

LEGAL MATTERS

All matters relating to Iowa law pertaining to the Contracts, including the validity of the Contracts and the Company’s authority to issue the Contracts, have been passed upon by Richard J. Kypta, Esquire, Executive Vice President and General Counsel of the Company. Sutherland Asbill & Brennan LLP, Washington D.C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The Account’s statements of assets and liabilities as of December 31, 2007 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the consolidated balance sheets of the Company at December 31, 2007 and 2006 and the related consolidated statements of income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2007 and the financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, an independent registered public accounting firm, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contract discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Contract and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

FINANCIAL STATEMENTS

The Company’s consolidated financial statements included in this Statement of Additional Information should be considered only as bearing on the Company’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

(This page has been left blank intentionally.)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Participants

EquiTrust Life Insurance Company

We have audited the accompanying statements of assets and liabilities of EquiTrust Life Annuity Account (the Account), comprising the American Century Mid Cap Value, Inflation Protection Bonds, Ultra, Value, Vista, Appreciation, Developing Leaders, Disciplined Stock, Dreyfus Growth & Income, International Equity, Socially Responsible Growth, Blue Chip, High Grade Bond, Managed, Money Market, Strategic Yield, Value Growth, Contrafund, Growth, Fidelity Growth & Income, High Income, Index 500, Mid-Cap, Overseas, Franklin Real Estate, Franklin Small Cap Value Securities, Franklin Small-Mid Cap Growth Securities, Franklin U.S. Government, Mutual Shares Securities, Templeton Growth Securities, Mid-Cap Value, Small Company, NASDAQ 100 Index, Russell 2000 Small Cap Index, S&P MidCap 400 Index, Equity Income, Mid-Cap Growth, New America Growth, Personal Strategy Balanced, and International Stock Subaccounts, as of December 31, 2007, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the EquiTrust Life Annuity Account at December 31, 2007, and the results of their operations and changes in their net assets for the periods described above in conformity with U.S. generally accepted accounting principles.

/s/    Ernst & Young LLP

April 22, 2008

EQUITRUST LIFE ANNUITY ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2007

	American Century Variable Portfolios, Inc.*

	American Century Mid Cap Value Subaccount	Inflation Protection Bond Subaccount

Assets
Investments in shares of mutual funds, at market	$53,980	$619
Receivable from EquiTrust Life Insurance Company	28,477	—
Receivable for investments sold	—	1

Total Assets	82,457	620

Liabilities
Payable to EquiTrust Life Insurance Company	—	1
Payable for investments purchased	28,477	—

Total Liabilities	28,477	1

Net assets	$53,980	$619

Net assets
Accumulation units	$53,980	$619
Contracts in annuitization period	—	—

Total net assets	$53,980	$619

Investments in shares of mutual funds, at cost	$55,343	$594
Shares of mutual funds owned	4,171.52	58.71
Accumulation units outstanding	5,551.51	58.19
Accumulation unit value	$9.72	$10.64
Annuitized units outstanding	—	—
Annuitized unit value	$—	$—

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

American Century Variable Portfolios, Inc.*			Dreyfus Variable Investment Fund*

Ultra Subaccount	Value Subaccount	Vista Subaccount	Appreciation Subaccount	Developing Leaders Subaccount

$297,077	$9,183	$419,008	$1,104,684	$1,074,795
—	8,963	36,205	—	4,549
352	—	—	332	—

297,429	18,146	455,213	1,105,016	1,079,344

352	—	—	332	—
—	8,963	36,205	—	4,549

352	8,963	36,205	332	4,549

$297,077	$9,183	$419,008	$1,104,684	$1,074,795

$297,077	$9,183	$419,008	$1,104,684	$1,064,145
—	—	—	—	10,650

$297,077	$9,183	$419,008	$1,104,684	$1,074,795

$243,768	$9,206	$309,889	$872,428	$1,278,375
24,450.74	1,229.26	19,045.80	24,625.15	33,234.24
23,068.62	1,034.19	20,677.63	84,578.32	77,263.38
$12.88	$8.88	$20.26	$13.06	$13.77
—	—	—	—	773.28
$—	$—	$—	$—	$13.77

EQUITRUST LIFE ANNUITY ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	Dreyfus Variable Investment Fund*

	Dreyfus Growth & Income Subaccount	International Equity Subaccount

Assets
Investments in shares of mutual funds, at market	$696,769	$1,386,691
Receivable from EquiTrust Life Insurance Company	37,519	32,028
Receivable for investments sold	—	—

Total Assets	734,288	1,418,719

Liabilities
Payable to EquiTrust Life Insurance Company	—	—
Payable for investments purchased	37,519	32,028

Total Liabilities	37,519	32,028

Net assets	$696,769	$1,386,691

Net assets
Accumulation units	$696,769	$1,386,691
Contracts in annuitization period	—	—

Total net assets	$696,769	$1,386,691

Investments in shares of mutual funds, at cost	$576,877	$1,091,880
Shares of mutual funds owned	27,399.47	60,003.93
Accumulation units outstanding	50,784.28	67,878.76
Accumulation unit value	$13.72	$20.43
Annuitized units outstanding	—	—
Annuitized unit value	$—	$—

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Dreyfus Socially Responsible Growth Fund, Inc.*	EquiTrust Variable Insurance Series Fund*

Socially Responsible Growth Subaccount	Blue Chip Subaccount	High Grade Bond Subaccount	Managed Subaccount	Money Market Subaccount	Strategic Yield Subaccount

$63,495	$1,119,030	$1,878,816	$729,245	$959,284	$1,761,123
—	—	—	—	—	—
75	7,029	3,241	1,841	20,218	1,362

63,570	1,126,059	1,882,057	731,086	979,502	1,762,485

75	7,029	3,241	1,841	20,218	1,362
—	—	—	—	—	—

75	7,029	3,241	1,841	20,218	1,362

$63,495	$1,119,030	$1,878,816	$729,245	$959,284	$1,761,123

$63,495	$1,119,030	$1,877,734	$729,245	$959,284	$1,761,123
—	—	1,082	—	—	—

$63,495	$1,119,030	$1,878,816	$729,245	$959,284	$1,761,123

$52,222	$905,033	$1,896,184	$682,579	$959,284	$1,804,236
2,099.01	26,386.00	185,653.71	45,435.80	959,284.04	196,993.65
5,798.01	89,837.03	129,384.00	48,983.48	82,412.17	121,378.88
$10.95	$12.46	$14.51	$14.89	$11.64	$14.51
—	—	74.53	—	—	—
$—	$—	$14.51	$—	$—	$—

EQUITRUST LIFE ANNUITY ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	EquiTrust Variable Insurance Series Fund*	Fidelity Variable Insurance Products Funds*

	Value Growth Subaccount	Contrafund Subaccount

Assets
Investments in shares of mutual funds, at market	$667,883	$2,162,951
Receivable from EquiTrust Life Insurance Company	—	32,978
Receivable for investments sold	868	—

Total Assets	668,751	2,195,929

Liabilities
Payable to EquiTrust Life Insurance Company	868	—
Payable for investments purchased	—	32,978

Total Liabilities	868	32,978

Net assets	$667,883	$2,162,951

Net assets
Accumulation units	$667,883	$2,162,951
Contracts in annuitization period	—	—

Total net assets	$667,883	$2,162,951

Investments in shares of mutual funds, at cost	$596,699	$2,296,253
Shares of mutual funds owned	44,348.16	77,525.14
Accumulation units outstanding	38,029.52	113,753.06
Accumulation unit value	$17.56	$19.01
Annuitized units outstanding	—	—
Annuitized unit value	$—	$—

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Fidelity Variable Insurance Products Funds*

Growth Subaccount	Fidelity Growth & Income Subaccount	High Income Subaccount	Index 500 Subaccount	Mid-Cap Subaccount	Overseas Subaccount

$630,231	$630,731	$715,486	$877,877	$1,519,125	$680,773
9,056	27,836	22,238	27,527	33,363	33,467
—	—	—	—	—	—

639,287	658,567	737,724	905,404	1,552,488	714,240

—	—	—	—	—	—
9,056	27,836	22,238	27,527	33,363	33,467

9,056	27,836	22,238	27,527	33,363	33,467

$630,231	$630,731	$715,486	$877,877	$1,519,125	$680,773

$630,231	$630,731	$714,416	$871,079	$1,508,255	$680,773
—	—	1,070	6,798	10,870	—

$630,231	$630,731	$715,486	$877,877	$1,519,125	$680,773

$449,382	$535,465	$773,549	$757,423	$1,334,448	$567,116
13,967.89	37,079.99	121,681.33	5,352.25	42,636.12	26,886.78
45,090.15	42,787.79	45,997.63	61,872.26	65,063.66	35,208.08
$13.98	$14.74	$15.53	$14.08	$23.18	$19.34
—	—	68.92	482.84	468.90	—
$—	$—	$15.53	$14.08	$23.18	$—

EQUITRUST LIFE ANNUITY ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	Franklin Templeton Variable Insurance Products Trust*

	Franklin Real Estate Subaccount	Franklin Small Cap Value Securities Subaccount

Assets
Investments in shares of mutual funds, at market	$672,140	$688,254
Receivable from EquiTrust Life Insurance Company	—	313
Receivable for investments sold	10,570	—

Total Assets	682,710	688,567

Liabilities
Payable to EquiTrust Life Insurance Company	10,570	—
Payable for investments purchased	—	313

Total Liabilities	10,570	313

Net assets	$672,140	$688,254

Net assets
Accumulation units	$671,244	$688,254
Contracts in annuitization period	896	—

Total net assets	$672,140	$688,254

Investments in shares of mutual funds, at cost	$859,931	$718,987
Shares of mutual funds owned	26,917.89	40,248.77
Accumulation units outstanding	43,345.27	36,656.83
Accumulation unit value	$15.49	$18.78
Annuitized units outstanding	57.89	—
Annuitized unit value	$15.49	$—

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Franklin Templeton Variable Insurance Products Trust*				J.P. Morgan Series Trust II*

Franklin Small-Mid Cap Growth Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Growth Securities Subaccount	Mid-Cap Value Subaccount	Small Company Subaccount

$767,918	$849,615	$448,649	$459,595	$653,195	$505,073
339	—	—	—	9,818	—
—	5,366	224	534	—	6,669

768,257	854,981	448,873	460,129	663,013	511,742

—	5,366	224	534	—	6,669
339	—	—	—	9,818	—

339	5,366	224	534	9,818	6,669

$767,918	$849,615	$448,649	$459,595	$653,195	$505,073

$766,831	$849,615	$448,649	$459,595	$652,104	$505,073
1,087	—	—	—	1,091	—

$767,918	$849,615	$448,649	$459,595	$653,195	$505,073

$688,182	$836,739	$393,329	$402,362	$582,908	$530,259
33,518.91	66,846.19	22,221.36	29,766.52	21,297.53	31,449.15
56,392.54	70,645.60	28,848.72	28,484.05	33,819.83	34,531.60
$13.60	$12.03	$15.55	$16.14	$19.28	$14.63
79.97	—	—	—	56.60	—
$13.60	$—	$—	$—	$19.28	$—

EQUITRUST LIFE ANNUITY ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	Summit Mutual Funds, Inc.— Pinnacle Series*

	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index Subaccount

Assets
Investments in shares of mutual funds, at market	$394,233	$436,129
Receivable from EquiTrust Life Insurance Company	—	—
Receivable for investments sold	465	154

Total Assets	394,698	436,283

Liabilities
Payable to EquiTrust Life Insurance Company	465	154
Payable for investments purchased	—	—

Total Liabilities	465	154

Net assets	$394,233	$436,129

Net assets
Accumulation units	$394,233	$429,371
Contracts in annuitization period	—	6,758

Total net assets	$394,233	$436,129

Investments in shares of mutual funds, at cost	$302,019	$437,890
Shares of mutual funds owned	13,765.14	6,509.38
Accumulation units outstanding	31,457.01	25,856.56
Accumulation unit value	$12.53	$16.61
Annuitized units outstanding	—	406.94
Annuitized unit value	$—	$16.61

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Summit Mutual Funds, Inc.— Pinnacle Series*	T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*

S&P MidCap 400 Index Subaccount	Equity Income Subaccount	Mid-Cap Growth Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount

$471,578	$2,063,531	$912,329	$439,625	$2,625,009	$463,646
—	—	—	6,007	—	5,152
1,264	13,920	14,597	—	14,681	—

472,842	2,077,451	926,926	445,632	2,639,690	468,798

1,264	13,920	14,597	—	14,681	—
—	—	—	6,007	—	5,152

1,264	13,920	14,597	6,007	14,681	5,152

$471,578	$2,063,531	$912,329	$439,625	$2,625,009	$463,646

$471,578	$2,056,243	$904,626	$439,625	$2,615,678	$461,886
—	7,288	7,703	—	9,331	1,760

$471,578	$2,063,531	$912,329	$439,625	$2,625,009	$463,646

$416,601	$1,926,241	$758,422	$377,143	$2,377,195	$407,856
6,671.07	87,105.57	36,463.98	19,910.54	140,374.80	26,179.92
25,514.90	113,022.11	38,140.62	35,522.48	147,547.89	31,687.16
$18.48	$18.19	$23.72	$12.38	$17.73	$14.58
—	400.61	324.75	—	526.38	120.73
$—	$18.19	$23.72	$—	$17.73	$14.58

EQUITRUST LIFE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS

Year Ended December 31, 2007, Except as Noted

	American Century Variable Portfolios, Inc.*

	American Century Mid Cap Value Subaccount	Inflation Protection Bond Subaccount

Income:
Dividends	$188	$15
Expenses:
Mortality and expense risk	(371)	(5)

Net investment income (loss)	(183)	10

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	65	—
Realized gain distributions	292	—

Total realized gain (loss) on investments	357	—

Change in unrealized appreciation/depreciation of investments	(1,363)	25

Net increase (decrease) in net assets from operations	$(1,189)	$35

(1)	Period from January 1, 2007 through April 30, 2007 (date operations ceased).

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

American Century Variable Portfolios, Inc.*			Dreyfus Variable Investment Fund*

Ultra Subaccount	Value Subaccount	Vista Subaccount	Appreciation Subaccount	Developing Leaders Subaccount	Disciplined Stock Subaccount(1)

$—	$—	$—	$17,399	$9,789	$—

(3,990)	(2)	(4,300)	(15,753)	(17,984)	(3,821)

(3,990)	(2)	(4,300)	1,646	(8,195)	(3,821)

12,187	—	42,045	34,726	40,171	135,038
—	—	—	—	171,149	111,737

12,187	—	42,045	34,726	211,320	246,775

42,629	(23)	59,959	26,511	(357,993)	(200,760)

$50,826	$(25)	$97,704	$62,883	$(154,868)	$42,194

EQUITRUST LIFE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

	Dreyfus Variable Investment Fund*

	Dreyfus Growth & Income Subaccount	International Equity Subaccount

Income:
Dividends	$5,044	$17,417
Expenses:
Mortality and expense risk	(9,262)	(15,683)

Net investment income (loss)	(4,218)	1,734

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	9,621	72,690
Realized gain distributions	30,756	—

Total realized gain (loss) on investments	40,377	72,690

Change in unrealized appreciation/depreciation of investments	9,043	90,208

Net increase (decrease) in net assets from operations	$45,202	$164,632

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Dreyfus Socially Responsible Growth Fund, Inc.*	EquiTrust Variable Insurance Series Fund*

Socially Responsible Growth Subaccount	Blue Chip Subaccount	High Grade Bond Subaccount	Managed Subaccount	Money Market Subaccount	Strategic Yield Subaccount

$186	$19,541	$92,313	$21,090	$27,154	$114,631

(955)	(15,124)	(24,386)	(10,686)	(8,350)	(25,624)

(769)	4,417	67,927	10,404	18,804	89,007

4,167	40,818	(648)	23,485	—	8,159
—	—	889	31,918	—	—

4,167	40,818	241	55,403	—	8,159

673	6,496	1,010	(34,079)	—	(58,539)

$4,071	$51,731	$69,178	$31,728	$18,804	$38,627

EQUITRUST LIFE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

	EquiTrust Variable Insurance Series Fund*	Fidelity Variable Insurance Products Funds*

	Value Growth Subaccount	Contrafund Subaccount

Income:
Dividends	$10,093	$18,954
Expenses:
Mortality and expense risk	(8,770)	(25,838)

Net investment income (loss)	1,323	(6,884)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	39,608	75,767
Realized gain distributions	19,580	504,558

Total realized gain (loss) on investments	59,188	580,325

Change in unrealized appreciation/depreciation of investments	(38,093)	(301,691)

Net increase (decrease) in net assets from operations	$22,418	$271,750

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Fidelity Variable Insurance Products Funds*

Growth Subaccount	Fidelity Growth & Income Subaccount	High Income Subaccount	Index 500 Subaccount	Mid-Cap Subaccount	Overseas Subaccount

$4,975	$10,173	$56,770	$30,427	$6,873	$19,340

(8,449)	(7,625)	(9,798)	(11,828)	(19,625)	(7,965)

(3,474)	2,548	46,972	18,599	(12,752)	11,375

60,836	11,115	537	35,855	38,410	55,433
508	20,698	—	—	120,241	34,473

61,344	31,813	537	35,855	158,651	89,906

76,699	18,780	(40,287)	(21,645)	31,074	(16,741)

$134,569	$53,141	$7,222	$32,809	$176,973	$84,540

EQUITRUST LIFE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

	Franklin Templeton Variable Insurance Products Trust*

	Franklin Real Estate Subaccount	Franklin Small Cap Value Securities Subaccount

Income:
Dividends	$21,525	$4,468
Expenses:
Mortality and expense risk	(12,616)	(9,502)

Net investment income (loss)	8,909	(5,034)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(11,448)	20,013
Realized gain distributions	66,733	45,942

Total realized gain (loss) on investments	55,285	65,955

Change in unrealized appreciation/depreciation of investments	(282,305)	(97,299)

Net increase (decrease) in net assets from operations	$(218,111)	$(36,378)

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Franklin Templeton Variable Insurance Products Trust*				J.P. Morgan Series Trust II*

Franklin Small-Mid Cap Growth Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Growth Securities Subaccount	Mid-Cap Value Subaccount	Small Company Subaccount

$—	$32,917	$7,612	$6,589	$5,769	$48

(10,114)	(9,801)	(7,161)	(6,930)	(9,255)	(7,547)

(10,114)	23,116	451	(341)	(3,486)	(7,499)

26,279	(3,831)	48,557	47,276	33,429	8,097
52,996	—	18,636	21,025	29,101	25,689

79,275	(3,831)	67,193	68,301	62,530	33,786

(5,438)	17,065	(58,987)	(62,675)	(52,427)	(65,783)

$63,723	$36,350	$8,657	$5,285	$6,617	$(39,496)

EQUITRUST LIFE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

	Summit Mutual Funds, Inc.— Pinnacle Series*

	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index Subaccount

Income:
Dividends	$4,155	$2,770
Expenses:
Mortality and expense risk	(5,030)	(6,297)

Net investment income (loss)	(875)	(3,527)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	15,378	13,556
Realized gain distributions	—	32,528

Total realized gain (loss) on investments	15,378	46,084

Change in unrealized appreciation/depreciation of investments	40,069	(60,102)

Net increase (decrease) in net assets from operations	$54,572	$(17,545)

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Summit Mutual Funds, Inc. —Pinnacle Series*	T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*

S&P MidCap 400 Index Subaccount	Equity Income Subaccount	Mid-Cap Growth Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount

$4,195	$34,883	$1,977	$—	$58,398	$6,283

(6,619)	(27,778)	(13,448)	(6,268)	(37,117)	(6,707)

(2,424)	7,105	(11,471)	(6,268)	21,281	(424)

46,204	48,833	68,806	(646)	89,627	70,520
18,976	122,827	97,883	42,502	240,730	50,490

65,180	171,660	166,689	41,856	330,357	121,010

(36,732)	(148,792)	(10,235)	17,468	(194,880)	(66,741)

$26,024	$29,973	$144,983	$53,056	$156,758	$53,845

EQUITRUST LIFE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

	American Century Variable Portfolios, Inc.*

	American Century Mid Cap Value Subaccount

	Period Ended December 31
	2007	2006(1)

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(183)	$—
Net realized gain (loss) on investments	357	—
Change in unrealized appreciation/depreciation of investments	(1,363)	—

Net increase (decrease) in net assets from operations	(1,189)	—

Contract transactions:
Transfers of net premiums	32,046	—
Transfers of surrenders and death benefits	(416)	—
Transfers of administrative and other charges	—	—
Transfers between subaccounts, including Declared Interest Option account	23,539	—

Net increase (decrease) in net assets from contract transactions	55,169	—

Total increase (decrease) in net assets	53,980	—
Net assets at beginning of period	—	—

Net assets at end of period	$53,980	$—

(1)	Period from May 1, 2006 (date operations commenced) through December 31, 2006.

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

American Century Variable Portfolios, Inc.*

Inflation Protection Bond Subaccount		Ultra Subaccount		Value Subaccount

Period Ended December 31		Year Ended December 31		Period Ended December 31
2007	2006(1)	2007	2006	2007	2006(1)

$10	$—	$(3,990)	$(3,297)	$(2)	$—
—	—	12,187	7,251	—	—
25	—	42,629	(15,421)	(23)	—

35	—	50,826	(11,467)	(25)	—

110	—	14,742	21,762	30	—
—	—	(30,795)	(15,643)	—	—
—	—	(233)	(289)	—	—
474	—	5,989	39,205	9,178	—

584	—	(10,297)	45,035	9,208	—

619	—	40,529	33,568	9,183	—
—	—	256,548	222,980	—	—

$619	$—	$297,077	$256,548	$9,183	$—

EQUITRUST LIFE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	American Century Variable Portfolios, Inc.*

	Vista Subaccount

	Year Ended December 31
	2007	2006

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(4,300)	$(3,530)
Net realized gain (loss) on investments	42,045	13,808
Change in unrealized appreciation/depreciation of investments	59,959	7,988

Net increase (decrease) in net assets from operations	97,704	18,266

Contract transactions:
Transfers of net premiums	47,155	25,275
Transfers of surrenders and death benefits	(17,761)	(11,865)
Transfers of administrative and other charges	(291)	(262)
Transfers between subaccounts, including Declared Interest Option account	27,541	(1,344)

Net increase (decrease) in net assets from contract transactions	56,644	11,804

Total increase (decrease) in net assets	154,348	30,070
Net assets at beginning of period	264,660	234,590

Net assets at end of period	$419,008	$264,660

(1)	Period from January 1, 2007 through April 30, 2007 (date operations ceased).

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Dreyfus Variable Investment Fund*

Appreciation Subaccount		Developing Leaders Subaccount		Disciplined Stock Subaccount

Year Ended December 31		Year Ended December 31		Period Ended December 31
2007	2006	2007	2006	2007(1)	2006

$1,646	$2,001	$(8,195)	$(15,095)	$(3,821)	$(4,366)
34,726	1,046	211,320	159,745	246,775	(11,343)
26,511	138,546	(357,993)	(118,042)	(200,760)	125,293

62,883	141,593	(154,868)	26,608	42,194	109,584

95,209	78,030	51,592	190,827	9,982	22,777
(114,029)	(89,373)	(77,389)	(103,336)	(48,620)	(94,531)
(1,554)	(1,946)	(1,884)	(2,184)	(645)	(1,548)
(23,728)	(54,060)	(236,516)	(60,967)	(869,539)	8,780

(44,102)	(67,349)	(264,197)	24,340	(908,822)	(64,522)

18,781	74,244	(419,065)	50,948	(866,628)	45,062
1,085,903	1,011,659	1,493,860	1,442,912	866,628	821,566

$1,104,684	$1,085,903	$1,074,795	$1,493,860	$—	$866,628

EQUITRUST LIFE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dreyfus Variable Investment Fund*

	Dreyfus Growth & Income Subaccount

	Year Ended December 31
	2007	2006

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(4,218)	$(3,716)
Net realized gain (loss) on investments	40,377	(6,771)
Change in unrealized appreciation/depreciation of investments	9,043	85,903

Net increase (decrease) in net assets from operations	45,202	75,416

Contract transactions:
Transfers of net premiums	75,348	21,706
Transfers of surrenders and death benefits	(87,960)	(49,443)
Transfers of administrative and other charges	(771)	(891)
Transfers between subaccounts, including Declared Interest Option account	(1,642)	23,479

Net increase (decrease) in net assets from contract transactions	(15,025)	(5,149)

Total increase (decrease) in net assets	30,177	70,267
Net assets at beginning of period	666,592	596,325

Net assets at end of period	$696,769	$666,592

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Dreyfus Variable Investment Fund*		Dreyfus Socially Responsible Growth Fund, Inc.*		EquiTrust Variable Insurance Series Fund*

International Equity Subaccount		Socially Responsible Growth Subaccount		Blue Chip Subaccount

Year Ended December 31		Year Ended December 31		Year Ended December 31
2007	2006	2007	2006	2007	2006

$1,734	$(4,521)	$(769)	$(1,153)	$4,417	$6,558
72,690	40,374	4,167	1,731	40,818	(21,356)
90,208	99,765	673	5,288	6,496	160,918

164,632	135,618	4,071	5,866	51,731	146,120

199,555	156,456	2,713	1,407	129,853	56,837
(60,067)	(106,319)	(3,159)	(3,473)	(142,573)	(143,933)
(1,015)	(810)	(137)	(151)	(1,725)	(1,919)
247,279	72,794	(18,068)	(10,170)	56,842	(91,524)

385,752	122,121	(18,651)	(12,387)	42,397	(180,539)

550,384	257,739	(14,580)	(6,521)	94,128	(34,419)
836,307	578,568	78,075	84,596	1,024,902	1,059,321

$1,386,691	$836,307	$63,495	$78,075	$1,119,030	$1,024,902

EQUITRUST LIFE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	EquiTrust Variable Insurance Series Fund*

	High Grade Bond Subaccount

	Year Ended December 31
	2007	2006

Increase (decrease) in net assets from operations:
Net investment income (loss)	$67,927	$59,190
Net realized gain (loss) on investments	241	(2,038)
Change in unrealized appreciation/depreciation of investments	1,010	(3,647)

Net increase (decrease) in net assets from operations	69,178	53,505

Contract transactions:
Transfers of net premiums	188,254	193,502
Transfers of surrenders and death benefits	(104,306)	(143,235)
Transfers of administrative and other charges	(1,996)	(2,038)
Transfers between subaccounts, including Declared Interest Option account	53,195	(28,786)

Net increase (decrease) in net assets from contract transactions	135,147	19,443

Total increase (decrease) in net assets	204,325	72,948
Net assets at beginning of period	1,674,491	1,601,543

Net assets at end of period	$1,878,816	$1,674,491

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Variable Insurance Series Fund*

Managed Subaccount		Money Market Subaccount		Strategic Yield Subaccount

Year Ended December 31		Year Ended December 31		Year Ended December 31
2007	2006	2007	2006	2007	2006

$10,404	$5,643	$18,804	$5,179	$89,007	$80,712
55,403	48,824	—	—	8,159	(2,135)
(34,079)	15,091	—	—	(58,539)	12,238

31,728	69,558	18,804	5,179	38,627	90,815

43,611	75,072	758,284	935,915	112,461	299,734
(40,366)	(32,577)	(64,786)	(19,256)	(251,314)	(146,228)
(582)	(550)	(715)	(129)	(1,425)	(1,455)
(57,112)	2,238	80,127	(870,945)	49,650	(56,733)

(54,449)	44,183	772,910	45,585	(90,628)	95,318

(22,721)	113,741	791,714	50,764	(52,001)	186,133
751,966	638,225	167,570	116,806	1,813,124	1,626,991

$729,245	$751,966	$959,284	$167,570	$1,761,123	$1,813,124

EQUITRUST LIFE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	EquiTrust Variable Insurance Series Fund*

	Value Growth Subaccount

	Year Ended December 31
	2007	2006

Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,323	$(914)
Net realized gain (loss) on investments	59,188	23,513
Change in unrealized appreciation/depreciation of investments	(38,093)	29,314

Net increase (decrease) in net assets from operations	22,418	51,913

Contract transactions:
Transfers of net premiums	92,812	86,010
Transfers of surrenders and death benefits	(98,709)	(39,502)
Transfers of administrative and other charges	(865)	(922)
Transfers between subaccounts, including Declared Interest Option account	83,233	48,817

Net increase (decrease) in net assets from contract transactions	76,471	94,403

Total increase (decrease) in net assets	98,889	146,316
Net assets at beginning of period	568,994	422,678

Net assets at end of period	$667,883	$568,994

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Fidelity Variable Insurance Products Funds*

Contrafund Subaccount		Growth Subaccount		Fidelity Growth & Income Subaccount

Year Ended December 31		Year Ended December 31		Year Ended December 31
2007	2006	2007	2006	2007	2006

$(6,884)	$(822)	$(3,474)	$(5,379)	$2,548	$(2,375)
580,325	163,499	61,344	4,492	31,813	34,661
(301,691)	(41,668)	76,699	28,097	18,780	13,947

271,750	121,009	134,569	27,210	53,141	46,233

201,040	241,897	41,596	56,066	63,907	30,783
(109,461)	(38,983)	(39,631)	(5,113)	(17,303)	(10,484)
(1,163)	(673)	(444)	(423)	(381)	(363)
328,845	129,941	(71,946)	6,607	58,746	8,310

419,261	332,182	(70,425)	57,137	104,969	28,246

691,011	453,191	64,144	84,347	158,110	74,479
1,471,940	1,018,749	566,087	481,740	472,621	398,142

$2,162,951	$1,471,940	$630,231	$566,087	$630,731	$472,621

EQUITRUST LIFE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Fidelity Variable Insurance Products Funds*

	High Income Subaccount

	Year Ended December 31
	2007	2006

Increase (decrease) in net assets from operations:
Net investment income (loss)	$46,972	$41,677
Net realized gain (loss) on investments	537	(3,537)
Change in unrealized appreciation/depreciation of investments	(40,287)	20,825

Net increase (decrease) in net assets from operations	7,222	58,965

Contract transactions:
Transfers of net premiums	59,803	55,310
Transfers of surrenders and death benefits	(57,485)	(16,041)
Transfers of administrative and other charges	(929)	(755)
Transfers between subaccounts, including Declared Interest Option account	23,775	(5,467)

Net increase (decrease) in net assets from contract transactions	25,164	33,047

Total increase (decrease) in net assets	32,386	92,012
Net assets at beginning of period	683,100	591,088

Net assets at end of period	$715,486	$683,100

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Fidelity Variable Insurance Products Funds*

Index 500 Subaccount		Mid-Cap Subaccount		Overseas Subaccount

Year Ended December 31		Year Ended December 31		Year Ended December 31
2007	2006	2007	2006	2007	2006

$18,599	$1,647	$(12,752)	$(12,901)	$11,375	$(2,636)
35,855	28,818	158,651	135,852	89,906	16,451
(21,645)	67,106	31,074	(23,517)	(16,741)	51,009

32,809	97,571	176,973	99,434	84,540	64,824

68,124	70,312	143,300	231,893	84,084	93,387
(80,161)	(42,388)	(41,921)	(19,467)	(10,956)	(6,454)
(791)	(1,748)	(1,058)	(2,393)	(477)	(397)
27,760	47,705	44,774	65,980	25,782	60,654

14,932	73,881	145,095	276,013	98,433	147,190

47,741	171,452	322,068	375,447	182,973	212,014
830,136	658,684	1,197,057	821,610	497,800	285,786

$877,877	$830,136	$1,519,125	$1,197,057	$680,773	$497,800

EQUITRUST LIFE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Franklin Templeton Variable Insurance Products Trust*

	Franklin Real Estate Subaccount

	Year Ended December 31
	2007	2006

Increase (decrease) in net assets from operations:
Net investment income (loss)	$8,909	$5,585
Net realized gain (loss) on investments	55,285	77,686
Change in unrealized appreciation/depreciation of investments	(282,305)	54,630

Net increase (decrease) in net assets from operations	(218,111)	137,901

Contract transactions:
Transfers of net premiums	77,160	228,916
Transfers of surrenders and death benefits	(63,977)	(33,466)
Transfers of administrative and other charges	(955)	(721)
Transfers between subaccounts, including Declared Interest Option account	(60,209)	59,939

Net increase (decrease) in net assets from contract transactions	(47,981)	254,668

Total increase (decrease) in net assets	(266,092)	392,569
Net assets at beginning of period	938,232	545,663

Net assets at end of period	$672,140	$938,232

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Franklin Templeton Variable Insurance Products Trust*

Franklin Small Cap Value Securities Subaccount		Franklin Small-Mid Cap Growth Securities Subaccount		Franklin U.S. Government Subaccount

Year Ended December 31		Year Ended December 31		Year Ended December 31
2007	2006	2007	2006	2007	2006

$(5,034)	$(3,006)	$(10,114)	$(7,687)	$23,116	$14,096
65,955	33,396	79,275	5,963	(3,831)	(828)
(97,299)	25,638	(5,438)	38,079	17,065	1,328

(36,378)	56,028	63,723	36,355	36,350	14,596

94,086	117,304	87,972	77,483	167,187	128,624
(32,870)	(12,206)	(47,473)	(12,232)	(20,895)	(8,407)
(801)	(661)	(594)	(445)	(852)	(669)
121,101	108,568	32,907	58,944	98,020	102,184

181,516	213,005	72,812	123,750	243,460	221,732

145,138	269,033	136,535	160,105	279,810	236,328
543,116	274,083	631,383	471,278	569,805	333,477

$688,254	$543,116	$767,918	$631,383	$849,615	$569,805

EQUITRUST LIFE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Franklin Templeton Variable Insurance Products Trust*

	Mutual Shares Securities Subaccount

	Year Ended December 31
	2007	2006

Increase (decrease) in net assets from operations:
Net investment income (loss)	$451	$(203)
Net realized gain (loss) on investments	67,193	19,803
Change in unrealized appreciation/depreciation of investments	(58,987)	43,095

Net increase (decrease) in net assets from operations	8,657	62,695

Contract transactions:
Transfers of net premiums	15,533	16,118
Transfers of surrenders and death benefits	(78,219)	(8,290)
Transfers of administrative and other charges	(272)	(237)
Transfers between subaccounts, including Declared Interest Option account	43,593	37,937

Net increase (decrease) in net assets from contract transactions	(19,365)	45,528

Total increase (decrease) in net assets	(10,708)	108,223
Net assets at beginning of period	459,357	351,134

Net assets at end of period	$448,649	$459,357

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Franklin Templeton Variable Insurance Products Trust*		J.P. Morgan Series Trust II*

Templeton Growth Securities Subaccount		Mid-Cap Value Subaccount		Small Company Subaccount

Year Ended December 31		Year Ended December 31		Year Ended December 31
2007	2006	2007	2006	2007	2006

$(341)	$(327)	$(3,486)	$(4,745)	$(7,499)	$(6,334)
68,301	25,694	62,530	35,983	33,786	39,576
(62,675)	50,812	(52,427)	54,059	(65,783)	20,647

5,285	76,179	6,617	85,297	(39,496)	53,889

39,504	31,232	65,484	53,867	73,748	93,814
(51,869)	(6,234)	(84,710)	(36,133)	(21,277)	(16,480)
(428)	(318)	(783)	(776)	(357)	(329)
(3,579)	15,476	21,361	2,548	18,925	(45,971)

(16,372)	40,156	1,352	19,506	71,039	31,034

(11,087)	116,335	7,969	104,803	31,543	84,923
470,682	354,347	645,226	540,423	473,530	388,607

$459,595	$470,682	$653,195	$645,226	$505,073	$473,530

EQUITRUST LIFE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Summit Mutual Funds, Inc.— Pinnacle Series*

	NASDAQ 100 Index Subaccount

	Year Ended December 31
	2007	2006

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(875)	$(3,568)
Net realized gain (loss) on investments	15,378	17,935
Change in unrealized appreciation/depreciation of investments	40,069	(3,242)

Net increase (decrease) in net assets from operations	54,572	11,125

Contract transactions:
Transfers of net premiums	15,644	8,683
Transfers of surrenders and death benefits	(13,518)	(12,883)
Transfers of administrative and other charges	(270)	(283)
Transfers between subaccounts, including Declared Interest Option account	4,407	52,628

Net increase (decrease) in net assets from contract transactions	6,263	48,145

Total increase (decrease) in net assets	60,835	59,270
Net assets at beginning of period	333,398	274,128

Net assets at end of period	$394,233	$333,398

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Summit Mutual Funds, Inc.—Pinnacle Series*				T. Rowe Price Equity Series, Inc.*

Russell 2000 Small Cap Index Subaccount		S&P MidCap 400 Index Subaccount		Equity Income Subaccount

Year Ended December 31		Year Ended December 31		Year Ended December 31
2007	2006	2007	2006	2007	2006

$(3,527)	$(2,894)	$(2,424)	$(2,833)	$7,105	$3,450
46,084	47,546	65,180	29,675	171,660	86,335
(60,102)	4,876	(36,732)	10,845	(148,792)	167,692

(17,545)	49,528	26,024	37,687	29,973	257,477

38,642	26,338	26,724	67,178	228,955	231,564
(31,161)	(5,919)	(46,733)	(14,743)	(102,021)	(134,475)
(342)	(1,295)	(431)	(371)	(1,801)	(1,720)
52,827	12,212	(61,486)	7,860	155,843	1,626

59,966	31,336	(81,926)	59,924	280,976	96,995

42,421	80,864	(55,902)	97,611	310,949	354,472
393,708	312,844	527,480	429,869	1,752,582	1,398,110

$436,129	$393,708	$471,578	$527,480	$2,063,531	$1,752,582

EQUITRUST LIFE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	T. Rowe Price Equity Series, Inc.*

	Mid-Cap Growth Subaccount

	Year Ended December 31
	2007	2006

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(11,471)	$(12,622)
Net realized gain (loss) on investments	166,689	145,264
Change in unrealized appreciation/depreciation of investments	(10,235)	(89,945)

Net increase (decrease) in net assets from operations	144,983	42,697

Contract transactions:
Transfers of net premiums	26,091	38,363
Transfers of surrenders and death benefits	(163,920)	(47,668)
Transfers of administrative and other charges	(1,181)	(1,469)
Transfers between subaccounts, including Declared Interest Option account	(8,300)	9,308

Net increase (decrease) in net assets from contract transactions	(147,310)	(1,466)

Total increase (decrease) in net assets	(2,327)	41,231
Net assets at beginning of period	914,656	873,425

Net assets at end of period	$912,329	$914,656

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*

New America Growth Subaccount		Personal Strategy Balanced Subaccount		International Stock Subaccount

Year Ended December 31		Year Ended December 31		Year Ended December 31
2007	2006	2007	2006	2007	2006

$(6,268)	$(5,465)	$21,281	$17,332	$(424)	$(435)
41,856	(5,086)	330,357	135,894	121,010	12,999
17,468	33,355	(194,880)	86,092	(66,741)	48,681

53,056	22,804	156,758	239,318	53,845	61,245

12,141	29,567	123,432	300,419	27,965	39,081
(61,725)	(19,667)	(216,667)	(125,057)	(88,655)	(11,908)
(419)	(530)	(2,430)	(2,666)	(510)	(392)
5,139	2,445	(13,268)	(75,477)	46,844	8,149

(44,864)	11,815	(108,933)	97,219	(14,356)	34,930

8,192	34,619	47,825	336,537	39,489	96,175
431,433	396,814	2,577,184	2,240,647	424,157	327,982

$439,625	$431,433	$2,625,009	$2,577,184	$463,646	$424,157

EQUITRUST LIFE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

1.    Organization and Significant Accounting Policies

Organization

EquiTrust Life Annuity Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by EquiTrust Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for individual variable annuity contracts issued by the Company.

At the direction of eligible contract owners, the Account invests in thirty-nine investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

Subaccount	Invests Exclusively in Shares of
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	VP Mid Cap Value Fund
Inflation Protection Bond	VP Inflation Protection Bond Fund
Ultra	VP Ultra® Fund
Value	VP Value Fund
Vista	VP VistaSM Fund
Dreyfus Variable Investment Fund:
Appreciation	VIF Appreciation Portfolio
Developing Leaders	VIF Developing Leaders Portfolio
Disciplined Stock (1)	VIF Disciplined Stock Portfolio
Dreyfus Growth & Income	VIF Growth and Income Portfolio
International Equity	VIF International Equity Portfolio
Socially Responsible Growth	Dreyfus Socially Responsible Growth Fund, Inc.
EquiTrust Variable Insurance Series Fund:
Blue Chip	Blue Chip Portfolio
High Grade Bond	High Grade Bond Portfolio
Managed	Managed Portfolio
Money Market	Money Market Portfolio
Strategic Yield	Strategic Yield Portfolio
Value Growth	Value Growth Portfolio
Fidelity Variable Insurance Products Funds:
Contrafund	VIP Contrafund® Portfolio – Initial Class
Growth	VIP Growth Portfolio – Initial Class
Fidelity Growth & Income	VIP Growth & Income Portfolio – Initial Class
High Income	VIP High Income Portfolio – Service Class 2
Index 500	VIP Index 500 Portfolio – Initial Class
Mid-Cap	VIP Mid Cap Portfolio – Service Class 2
Overseas	VIP Overseas Portfolio – Initial Class
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate (2)	Franklin Global Real Estate Securities Fund – Class 2
Franklin Small Cap Value Securities	Franklin Small Cap Value Securities Fund – Class 2
Franklin Small-Mid Cap Growth Securities	Franklin Small-Mid Cap Growth Securities Fund –Class 2

EQUITRUST LIFE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

1.    Organization and Significant Accounting Policies (Continued)

Subaccount	Invests Exclusively in Shares of
Franklin U.S. Government	Franklin U.S. Government Fund – Class 2
Mutual Shares Securities	Mutual Shares Securities Fund – Class 2
Templeton Growth Securities	Templeton Growth Securities Fund – Class 2
J.P. Morgan Series Trust II:
Mid-Cap Value	J.P. Morgan Mid Cap Value Portfolio
Small Company	J.P. Morgan Small Company Portfolio
Summit Mutual Funds, Inc. – Pinnacle Series:
NASDAQ 100 Index	NASDAQ – 100 Index Portfolio
Russell 2000 Small Cap Index	Russell 2000 Small Cap Index Portfolio
S&P MidCap 400 Index	S&P MidCap 400 Index Portfolio
T. Rowe Price Equity Series, Inc.:
Equity Income	Equity Income Portfolio
Mid-Cap Growth	Mid-Cap Growth Portfolio
New America Growth	New America Growth Portfolio
Personal Strategy Balanced	Personal Strategy Balanced Portfolio
T. Rowe Price International Series, Inc.:
International Stock	International Stock Portfolio

(1)	The Board of Trustees of Dreyfus Variable Investment Fund voted to close the Dreyfus Variable Investment Fund Disciplined Stock Portfolio and to liquidate the discontinued fund on April 30, 2007. As a result of this announcement, the Disciplined Stock Subaccount, which invests in the Dreyfus Variable Investment Fund Disciplined Stock Portfolio, stopped being available for investment and was liquidated on April 30, 2007.

(2)	Formerly Franklin Real Estate Fund. Effective May 1, 2007, the fund’s name, investment goal and principal investment strategies changed.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

Eligible contract owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates guaranteed for each contract year.

Investments

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Contracts in Annuitization Period

Net assets allocated to contracts in the annuitization period are computed according to the Annuity 2000 Mortality Table, with an assumed investment return determined at the time of annuitization. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the

EQUITRUST LIFE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

1.    Organization and Significant Accounting Policies (Continued)

variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Amounts Due To/Due From EquiTrust Life Insurance Company

The amounts due to or from EquiTrust Life Insurance Company represent premiums received from contract holders that have not been remitted to the Account, net of amounts due for surrenders and death benefits, as well as other policy and administrative charges.

New Accounting Pronouncement

In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157 “Fair Value Measurements” (SFAS 157). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those financial statements. As of December 31, 2007, the Account does not believe the adoption of SFAS 157 will impact the financial statement amounts; however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

2.    Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts relating to the distribution and administration of the contracts funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

Mortality and Expense Risk Charges:    The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 1.40% of the average daily net asset value of the Account. These charges are assessed in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with contracts issued.

Administrative Charge:    Prior to the annuity payment period, the Company will deduct an annual administrative charge of $45 to reimburse it for administrative expenses related to the contract. A portion of this charge may be deducted from funds held in the fixed interest subaccount.

Surrender Charge:    A surrender charge is imposed in the event of a full or partial surrender during the first nine contract years. In each contract year after the first contract year, a contract owner may annually surrender a maximum of 10% of the accumulated value as of the most recent prior contract anniversary without incurring a surrender charge. The amount charged is 8.5% of the amount surrendered during the

EQUITRUST LIFE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

2.    Expense Charges and Related Party Transactions (Continued)

first contract year and declines by 0.5% in each of the next five contract years, 1% in the seventh contract year and by 2% for each of the next two contract years. No surrender charge is deducted if the partial surrender or surrender occurs after nine full contract years.

Transfer Charge:    A transfer charge of $25 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one contract year.

Paid to Affiliates

Management fees are paid indirectly to EquiTrust Investment Management Services, Inc., an affiliate of the Company, in its capacity as manager of the EquiTrust Variable Insurance Series Fund. The management agreement provides for an annual fee based on the portfolio’s average daily net assets as follows: Blue Chip Portfolio—0.20%, High Grade Bond Portfolio—0.30%, Managed Portfolio—0.45%, Money Market Portfolio—0.25%, Strategic Yield Portfolio—0.45%, and Value Growth Portfolio—0.45%.

3.    Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

4.    Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the period ended December 31, 2007:

Subaccount	Cost of Purchases	Proceeds from Sales
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	$57,035	$1,757
Inflation Protection Bond	599	5
Ultra	51,390	65,677
Value	9,208	2
Vista	144,217	91,873
Dreyfus Variable Investment Fund:
Appreciation	146,248	188,704
Developing Leaders	270,005	371,248
Disciplined Stock	121,599	922,505
Dreyfus Growth & Income	121,210	109,697
International Equity	536,955	149,469
Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	4,005	23,425
EquiTrust Variable Insurance Series Fund:
Blue Chip	247,152	200,338
High Grade Bond	353,486	149,523

EQUITRUST LIFE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

4.    Purchases and Sales of Investment Securities (Continued)

Subaccount	Cost of Purchases	Proceeds from Sales
EquiTrust Variable Insurance Series Fund (continued):
Managed	$114,073	$126,200
Money Market	1,897,044	1,105,330
Strategic Yield	324,883	326,504
Value Growth	209,639	112,265
Fidelity Variable Insurance Products Funds:
Contrafund	1,158,779	241,844
Growth	72,855	146,246
Fidelity Growth & Income	161,608	33,393
High Income	161,990	89,854
Index 500	173,320	139,789
Mid-Cap	379,619	127,035
Overseas	264,713	120,432
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	302,030	274,369
Franklin Small Cap Value Securities	295,578	73,154
Franklin Small-Mid Cap Growth Securities	225,757	110,063
Franklin U.S. Government	353,875	87,299
Mutual Shares Securities	130,568	130,846
Templeton Growth Securities	123,327	119,015
J.P. Morgan Series Trust II:
Mid-Cap Value	134,617	107,650
Small Company	171,505	82,276
Summit Mutual Funds, Inc.—Pinnacle Series:
NASDAQ 100 Index	39,834	34,446
Russell 2000 Small Cap Index	149,592	60,625
S&P MidCap 400 Index	75,781	141,155
T. Rowe Price Equity Series, Inc.:
Equity Income	594,561	183,653
Mid-Cap Growth	136,577	197,475
New America Growth	70,876	79,506
Personal Strategy Balanced	483,227	330,149
T. Rowe Price International Series, Inc.:
International Stock	176,273	140,563

EQUITRUST LIFE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

5.    Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2007 and 2006:

	Period Ended December 31
	2007			2006
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
American Century Variable Portfolios, Inc.:
American Century
Mid Cap Value	5,685	133	5,552	—	—	—
Inflation Protection
Bond	58	—	58	—	—	—
Ultra	4,650	5,357	(707)	6,346	2,283	4,063
Value	1,034	—	1,034	—	—	—
Vista	7,739	5,067	2,672	2,400	1,555	845
Dreyfus Variable Investment Fund:
Appreciation	10,105	13,364	(3,259)	8,620	14,794	(6,174)
Developing Leaders	5,783	22,867	(17,084)	14,034	12,950	1,084
Disciplined Stock	912	82,339	(81,427)	5,383	12,128	(6,745)
Dreyfus Growth & Income	6,292	7,467	(1,175)	6,221	6,762	(541)
International Equity	27,835	7,241	20,594	15,588	8,091	7,497
Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	355	2,115	(1,760)	423	1,665	(1,242)
EquiTrust Variable Insurance Series Fund:
Blue Chip	18,383	14,949	3,434	7,910	24,938	(17,028)
High Grade Bond	18,311	8,875	9,436	17,099	15,705	1,394
Managed	4,135	7,885	(3,750)	7,440	4,145	3,295
Money Market	163,212	95,666	67,546	94,309	90,116	4,193
Strategic Yield	14,562	20,802	(6,240)	25,505	18,501	7,004
Value Growth	10,288	5,890	4,398	9,603	3,587	6,016
Fidelity Variable Insurance Products Funds:
Contrafund	36,166	12,189	23,977	29,862	8,553	21,309
Growth	5,175	10,801	(5,626)	5,945	712	5,233
Fidelity Growth & Income	9,167	1,831	7,336	8,104	5,991	2,113
High Income	6,723	5,129	1,594	7,272	4,939	2,333
Index 500	10,180	9,135	1,045	12,185	6,404	5,781
Mid-Cap	11,566	4,772	6,794	17,624	3,584	14,040
Overseas	11,641	6,221	5,420	11,328	1,458	9,870
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	11,004	14,877	(3,873)	20,165	5,593	14,572
Franklin Small Cap Value Securities	12,049	3,238	8,811	14,204	2,573	11,631
Franklin Small-Mid Cap Growth Securities	13,020	7,485	5,535	12,081	1,905	10,176
Franklin U.S. Government	27,563	6,728	20,835	21,593	1,688	19,905
Mutual Shares Securities	6,554	7,847	(1,293)	4,763	1,524	3,239
Templeton Growth Securities	5,889	6,848	(959)	5,633	2,822	2,811

EQUITRUST LIFE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

5.    Summary of Changes from Unit Transactions (Continued)

	Period Ended December 31
	2007			2006
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
J.P. Morgan Series Trust II:
Mid-Cap Value	5,041	4,973	68	4,095	2,921	1,174
Small Company	9,069	4,651	4,418	9,058	6,979	2,079
Summit Mutual Funds, Inc.—Pinnacle Series:
NASDAQ 100 Index	2,964	2,597	367	8,508	4,311	4,197
Russell 2000 Small Cap Index	6,543	3,144	3,399	7,857	6,068	1,789
S&P MidCap 400 Index	2,766	7,474	(4,708)	5,882	2,314	3,568
T. Rowe Price Equity Series, Inc.:
Equity Income	23,673	8,346	15,327	18,245	11,977	6,268
Mid-Cap Growth	1,666	7,895	(6,229)	4,370	4,565	(195)
New America Growth	2,337	5,931	(3,594)	3,856	2,826	1,030
Personal Strategy Balanced	10,508	16,712	(6,204)	21,408	15,107	6,301
T. Rowe Price International Series, Inc.:
International Stock	8,697	9,328	(631)	5,671	2,699	2,972

6.    Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2007, 2006, 2005, 2004, and 2003 and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value(4)	Net Assets
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value:
2007(6)	5,552	$9.72	$53,980	0.70%	1.40%	(2.80)%
Inflation Protection Bond:
2007(6)	58	10.64	619	4.62	1.40	6.40
Ultra :
2007	23,069	12.88	297,077	—	1.40	19.37
2006	23,776	10.79	256,548	—	1.40	(4.60)
2005	19,713	11.31	222,980	—	1.40	0.71
2004	14,307	11.23	160,612	—	1.40	9.14
2003	13,408	10.29	137,904	—	1.40	23.23
Value:
2007(6)	1,034	8.88	9,183	—	1.40	(11.20)
Vista:
2007	20,678	20.26	419,008	—	1.40	37.82
2006	18,006	14.70	264,660	—	1.40	7.53
2005	17,161	13.67	234,590	—	1.40	6.63
2004	11,324	12.82	145,151	—	1.40	14.06
2003	9,630	11.24	108,250	—	1.40	40.32

EQUITRUST LIFE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value(4)	Net Assets
Dreyfus Variable Investment Fund:
Appreciation:
2007	84,578	$13.06	$1,104,684	1.54%	1.40%	5.66%
2006	87,837	12.36	1,085,903	1.58	1.40	14.87
2005	94,011	10.76	1,011,659	0.02	1.40	2.97
2004	95,801	10.45	1,001,489	1.62	1.40	3.57
2003	99,729	10.09	1,006,397	1.38	1.40	19.55
Developing Leaders:
2007	78,037	13.77	1,074,795	0.76	1.40	(12.29)
2006	95,121	15.70	1,493,860	0.39	1.40	2.35
2005	94,037	15.34	1,442,912	—	1.40	4.35
2004	93,165	14.70	1,369,950	0.22	1.40	9.78
2003	82,268	13.39	1,101,635	0.03	1.40	29.87
Disciplined Stock:
2007(7)	—	—	—	—	1.40	5.55
2006	81,427	10.64	866,628	0.86	1.40	14.16
2005	88,172	9.32	821,566	—	1.40	4.84
2004	91,408	8.89	812,715	1.30	1.40	6.34
2003	103,940	8.36	868,702	0.90	1.40	21.87
Dreyfus Growth & Income:
2007	50,784	13.72	696,769	0.76	1.40	6.94
2006	51,959	12.83	666,592	0.79	1.40	12.94
2005	52,500	11.36	596,325	1.36	1.40	1.97
2004	50,456	11.14	562,261	1.24	1.40	5.99
2003	51,195	10.51	538,294	0.86	1.40	24.82
International Equity:
2007	67,879	20.43	1,386,691	1.55	1.40	15.49
2006	47,285	17.69	836,307	0.76	1.40	21.66
2005	39,788	14.54	578,568	0.36	1.40	13.15
2004	30,484	12.85	391,658	5.52	1.40	22.85
2003	20,167	10.46	210,879	4.64	1.40	40.97
Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth:
2007	5,798	10.95	63,495	0.27	1.40	6.00
2006	7,558	10.33	78,075	—	1.40	7.49
2005	8,800	9.61	84,596	—	1.40	1.91
2004	6,688	9.43	63,073	0.16	1.40	4.43
2003	3,174	9.03	28,655	0.00	1.40	24.04
EquiTrust Variable Insurance Series Fund:
Blue Chip:
2007	89,837	12.46	1,119,030	1.81	1.40	5.06
2006	86,403	11.86	1,024,902	2.05	1.40	15.82
2005	103,431	10.24	1,059,321	1.93	1.40	0.89
2004	107,730	10.15	1,093,737	1.65	1.40	4.53
2003	121,080	9.71	1,175,161	1.66	1.40	24.01

EQUITRUST LIFE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value(4)	Net Assets
EquiTrust Variable Insurance Series Fund (continued):
High Grade Bond:
2007	129,459	$14.51	$1,878,816	5.29%	1.40%	4.01%
2006	120,023	13.95	1,674,491	5.07	1.40	3.33
2005	118,629	13.50	1,601,543	4.62	1.40	1.28
2004	97,016	13.33	1,293,703	4.34	1.40	2.85
2003	84,742	12.96	1,098,641	4.50	1.40	3.93
Managed:
2007	48,983	14.89	729,245	2.76	1.40	4.42
2006	52,733	14.26	751,966	2.19	1.40	10.46
2005	49,438	12.91	638,225	1.46	1.40	3.12
2004	38,460	12.52	481,605	1.84	1.40	7.10
2003	27,141	11.69	317,389	2.09	1.40	21.01
Money Market:
2007	82,412	11.64	959,284	4.51	1.40	3.28
2006	14,866	11.27	167,570	4.47	1.40	3.02
2005	10,673	10.94	116,806	2.33	1.40	1.02
2004	15,238	10.83	164,969	0.87	1.40	(0.64)
2003	26,109	10.90	284,519	0.54	1.40	(0.82)
Strategic Yield:
2007	121,379	14.51	1,761,123	6.25	1.40	2.11
2006	127,619	14.21	1,813,124	6.03	1.40	5.34
2005	120,615	13.49	1,626,991	5.70	1.40	1.89
2004	105,483	13.24	1,397,088	5.96	1.40	7.38
2003	81,988	12.33	1,010,716	7.05	1.40	10.48
Value Growth:
2007	38,030	17.56	667,883	1.61	1.40	3.78
2006	33,632	16.92	568,994	1.20	1.40	10.52
2005	27,616	15.31	422,678	1.23	1.40	5.01
2004	31,741	14.58	462,882	1.01	1.40	9.95
2003	30,149	13.26	399,702	1.38	1.40	28.86
Fidelity Variable Insurance Products Funds:
Contrafund:
2007	113,753	19.01	2,162,951	1.02	1.40	15.91
2006	89,776	16.40	1,471,940	1.32	1.40	10.22
2005	68,467	14.88	1,018,749	0.29	1.40	15.35
2004	65,948	12.90	850,774	0.26	1.40	13.86
2003	36,499	11.33	413,437	0.27	1.40	26.73
Growth:
2007	45,090	13.98	630,231	0.82	1.40	25.27
2006	50,716	11.16	566,087	0.36	1.40	5.38
2005	45,483	10.59	481,740	0.45	1.40	4.33
2004	43,061	10.15	437,092	0.26	1.40	1.91
2003	41,586	9.96	414,061	0.22	1.40	31.05

EQUITRUST LIFE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value(4)	Net Assets
Fidelity Variable Insurance Products Funds (continued):
Fidelity Growth & Income:
2007	42,788	$14.74	$630,731	1.86%	1.40%	10.58%
2006	35,452	13.33	472,621	0.84	1.40	11.64
2005	33,339	11.94	398,142	1.33	1.40	6.13
2004	30,685	11.25	345,200	0.78	1.40	4.36
2003	24,494	10.78	264,101	0.64	1.40	22.08
High Income:
2007	46,067	15.53	715,486	8.10	1.40	1.11
2006	44,473	15.36	683,100	7.88	1.40	9.48
2005	42,140	14.03	591,088	14.52	1.40	0.94
2004	27,703	13.90	385,097	6.61	1.40	7.84
2003	18,564	12.89	239,226	3.70	1.40	25.02
Index 500:
2007	62,355	14.08	877,877	3.60	1.40	3.99
2006	61,310	13.54	830,136	1.61	1.40	14.17
2005	55,529	11.86	658,684	1.56	1.40	3.40
2004	44,412	11.47	509,581	0.82	1.40	9.03
2003	22,648	10.52	238,207	1.08	1.40	26.59
Mid-Cap:
2007	65,533	23.18	1,519,125	0.49	1.40	13.74
2006	58,739	20.38	1,197,057	0.15	1.40	10.88
2005	44,699	18.38	821,610	—	1.40	16.40
2004	33,063	15.79	522,096	—	1.40	22.98
2003	14,813	12.84	190,249	0.15	1.40	36.31
Overseas:
2007	35,208	19.34	680,773	3.39	1.40	15.74
2006	29,788	16.71	497,800	0.69	1.40	16.45
2005	19,918	14.35	285,786	0.56	1.40	17.43
2004	15,803	12.22	193,105	1.02	1.40	12.11
2003	11,613	10.90	126,620	0.37	1.40	41.37
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate:
2007	43,403	15.49	672,140	2.39	1.40	(21.96)
2006	47,276	19.85	938,232	2.11	1.40	19.00
2005	32,704	16.68	545,663	1.32	1.40	11.87
2004	19,897	14.91	296,612	1.53	1.40	29.99
2003(5)	1,970	11.47	22,591	—	1.40	14.70
Franklin Small Cap Value:
2007	36,657	18.78	688,254	0.66	1.40	(3.69)
2006	27,846	19.50	543,116	0.64	1.40	15.38
2005	16,215	16.90	274,083	0.70	1.40	7.23
2004	10,617	15.76	167,292	0.17	1.40	22.08
2003	5,168	12.91	66,711	0.22	1.40	30.27

EQUITRUST LIFE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value(4)	Net Assets
Franklin Templeton Variable Insurance Products Trust (continued):
Franklin Small-Mid Cap Growth Securities:
2007	56,473	$13.60	$767,918	—%	1.40%	9.68%
2006	50,938	12.40	631,383	—	1.40	7.27
2005	40,762	11.56	471,278	—	1.40	3.31
2004	39,669	11.19	443,786	—	1.40	9.92
2003	16,858	10.18	171,538	—	1.40	35.37
Franklin U.S. Government:
2007	70,646	12.03	849,615	4.68	1.40	5.16
2006	49,811	11.44	569,805	4.43	1.40	2.60
2005	29,906	11.15	333,477	4.23	1.40	1.00
2004	20,712	11.04	228,677	4.57	1.40	2.03
2003	15,429	10.82	166,938	4.95	1.40	0.84
Mutual Shares Securities:
2007	28,849	15.55	448,649	1.49	1.40	2.03
2006	30,142	15.24	459,357	1.33	1.40	16.78
2005	26,903	13.05	351,134	0.89	1.40	9.02
2004	25,660	11.97	307,152	0.80	1.40	11.04
2003	13,231	10.78	142,571	1.03	1.40	23.48
Templeton Growth Securities:
2007	28,484	16.14	459,595	1.33	1.40	0.94
2006	29,443	15.99	470,682	1.30	1.40	20.14
2005	26,632	13.31	354,347	1.12	1.40	7.43
2004	24,065	12.39	298,222	1.19	1.40	14.40
2003	13,380	10.83	144,902	1.73	1.40	30.32
J.P. Morgan Series Trust II:
Mid-Cap Value:
2007	33,876	19.28	653,195	0.87	1.40	1.05
2006	33,808	19.08	645,226	0.59	1.40	15.22
2005	32,634	16.56	540,423	0.18	1.40	7.74
2004	23,567	15.37	362,333	0.31	1.40	19.33
2003	7,524	12.88	96,887	0.34	1.40	27.90
Small Company:
2007	34,532	14.63	505,073	0.01	1.40	(6.93)
2006	30,114	15.72	473,530	—	1.40	13.42
2005	28,035	13.86	388,607	—	1.40	1.99
2004	17,859	13.59	242,703	—	1.40	25.48
2003	8,940	10.83	96,867	—	1.40	34.03
Summit Mutual Funds Inc.—Pinnacle Series:
NASDAQ 100 Index:
2007	31,457	12.53	394,233	1.15	1.40	16.88
2006	31,090	10.72	333,398	0.13	1.40	5.20
2005	26,893	10.19	274,128	0.59	1.40	(0.10)
2004	28,760	10.20	293,446	—	1.40	8.51
2003	21,627	9.40	203,249	—	1.40	46.65

EQUITRUST LIFE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value(4)	Net Assets
Summit Mutual Funds Inc.—Pinnacle Series (continued):
Russell 2000 Small Cap Index:
2007	26,264	$16.61	$436,129	0.61%	1.40%	(3.54)%
2006	22,865	17.22	393,708	0.58	1.40	16.04
2005	21,076	14.84	312,844	0.41	1.40	2.56
2004	14,913	14.47	215,787	0.16	1.40	16.13
2003	9,818	12.46	122,378	0.53	1.40	44.21
S&P MidCap 400 Index:
2007	25,515	18.48	471,578	0.89	1.40	5.90
2006	30,223	17.45	527,480	0.82	1.40	8.18
2005	26,655	16.13	429,869	0.50	1.40	10.40
2004	20,150	14.61	294,321	0.19	1.40	14.23
2003	11,673	12.79	149,333	0.51	1.40	32.81
T. Rowe Price Equity Series, Inc.:
Equity Income:
2007	113,423	18.19	2,063,531	1.75	1.40	1.79
2006	98,096	17.87	1,752,582	1.60	1.40	17.33
2005	91,828	15.23	1,398,110	1.60	1.40	2.49
2004	75,187	14.86	1,116,913	1.61	1.40	13.35
2003	67,973	13.11	890,901	1.77	1.40	23.80
Mid-Cap Growth:
2007	38,465	23.72	912,329	0.21	1.40	15.93
2006	44,694	20.46	914,656	—	1.40	5.14
2005	44,889	19.46	873,425	—	1.40	13.21
2004	47,523	17.19	817,091	—	1.40	16.70
2003	52,837	14.73	778,327	—	1.40	36.52
New America Growth:
2007	35,522	12.38	439,625	—	1.40	12.24
2006	39,116	11.03	431,433	0.05	1.40	5.85
2005	38,086	10.42	396,814	—	1.40	3.07
2004	34,764	10.11	351,526	0.05	1.40	9.30
2003	34,102	9.25	315,332	—	1.40	33.29
Personal Strategy Balanced:
2007	148,074	17.73	2,625,009	2.20	1.40	6.17
2006	154,278	16.70	2,577,184	2.10	1.40	10.30
2005	147,977	15.14	2,240,647	1.80	1.40	4.92
2004	134,015	14.43	1,933,237	2.06	1.40	11.26
2003	122,247	12.97	1,585,199	2.25	1.40	23.17
T. Rowe Price International Series, Inc.:
International Stock:
2007	31,808	14.58	463,646	1.31	1.40	11.47
2006	32,439	13.08	424,157	1.26	1.40	17.52
2005	29,467	11.13	327,982	1.63	1.40	14.39
2004	26,559	9.73	258,303	1.13	1.40	12.23
2003	27,483	8.67	238,222	1.42	1.40	28.83

EQUITRUST LIFE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

(1)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

(4)	There are no differences in unit value between accumulation units and units of contracts in annuitization period since there are no differences in charges that result in direct reductions of unit values.

(5)	Subaccount commenced operations on May 1, 2003.

(6)	Subaccount commenced operations on May 1, 2006; however it was inactive through December 31, 2006.

(7)	The Board of Trustees of Dreyfus Variable Investment Fund voted to close the Dreyfus Variable Investment Fund Disciplined Stock Portfolio and to liquidate the discontinued fund on April 30, 2007. As a result of this announcement, the Disciplined Stock Subaccount, which invests in the Dreyfus Variable Investment Fund Disciplined Stock Portfolio, stopped being available for investment and was liquidated on April 30, 2007.

7.    Subsequent Events

Effective June 1, 2008, the EquiTrust Life Annuity Account will offer a new variable annuity product. The new product will have a variety of new investment options and expenses. Contract holders within the existing EquiTrust Life Annuity Account will be allowed to continue purchases/redemptions within the current product; however it will be closed to new investments. All new investments will be directed to the new variable annuity product.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ON FINANCIAL STATEMENTS

The Board of Directors and Stockholder

EquiTrust Life Insurance Company

We have audited the accompanying balance sheets of EquiTrust Life Insurance Company as of December 31, 2007 and 2006, and the related statements of income, changes in stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EquiTrust Life Insurance Company at December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the financial statements, in 2007 the Company changed its methods of accounting for the treatment of modifications or exchanges of insurance contracts and income tax contingencies.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 23, 2008

EQUITRUST LIFE INSURANCE COMPANY

BALANCE SHEETS

(Dollars in thousands, except per share data)

	December 31,
	2007	2006
Assets
Investments:
Fixed maturities—available for sale, at market (amortized cost: 2007—$5,675,630; 2006—$4,514,093)	$5,564,110	$4,490,771
Fixed maturities—trading, at market (cost: 2006—$15,000)	—	14,927
Mortgage loans on real estate	705,473	450,967
Derivative instruments	114,548	121,584
Policy loans	19,208	20,529
Short-term investments	30,070	20,718

Total investments	6,433,409	5,119,496

Cash and cash equivalents	83,059	104,297
Accrued investment income	69,198	55,713
Amounts receivable from affiliates	—	6,694
Reinsurance recoverable	35,226	58,553
Deferred policy acquisition costs	557,071	431,844
Deferred sales inducements	315,146	222,369
Property and equipment, less allowances for amortization of $767 in 2007 and $397 in 2006	1,523	1,147
Current income taxes recoverable	5,330	—
Deferred income taxes	45,114	33,053
Goodwill	1,231	1,231
Collateral held for securities lending and other transactions	101,123	—
Other assets	12,109	23,127
Assets held in separate accounts	101,875	97,638

Total assets	$7,761,414	$6,155,162

EQUITRUST LIFE INSURANCE COMPANY

BALANCE SHEETS (Continued)

(Dollars in thousands, except per share data)

	December 31,
	2007	2006
Liabilities and stockholder’s equity
Liabilities:
Policy liabilities and accruals:
Future policy benefits:
Interest sensitive and index products	$6,920,786	$5,518,826
Traditional life insurance	51,826	53,353
Unearned revenue reserve	2,199	1,946
Other policy claims and benefits	11,053	18,116

	6,985,864	5,592,241
Other policyholders’ funds:
Supplementary contracts without life contingencies	56,057	1,268
Advance premiums and other deposits	9,465	9,679
Accrued dividends	474	514

	65,996	11,461
Amounts payable to affiliates	873	—
Current income taxes	—	4,430
Collateral payable for securities lending and other transactions	180,408	72,818
Other liabilities	36,872	34,321
Liabilities related to separate accounts	101,875	97,638

Total liabilities	7,371,888	5,812,909

Stockholder’s equity:
Common stock, par value $1,500 per share—authorized 2,500 shares, issued and outstanding 2,000 shares	3,000	3,000
Additional paid-in capital	323,717	273,717
Accumulated other comprehensive loss	(21,451)	(3,022)
Retained earnings	84,260	68,558

Total stockholder’s equity	389,526	342,253

Total liabilities and stockholder’s equity	$7,761,414	$6,155,162

See accompanying notes.

EQUITRUST LIFE INSURANCE COMPANY

STATEMENTS OF INCOME

(Dollars in thousands)

	Year ended December 31,
	2007	2006	2005
Revenues:
Interest sensitive and index product charges	$33,017	$28,401	$23,621
Traditional life insurance premiums	3,765	4,171	4,517
Net investment income	325,290	240,026	177,780
Derivative income (loss)	(2,978)	70,433	(2,706)
Realized/unrealized losses on investments	(2,483)	(11)	(504)
Other income	865	—	—

Total revenues	357,476	343,020	202,708
Benefits and expenses:
Interest sensitive and index product benefits	270,206	240,364	127,046
Traditional life insurance benefits	4,683	5,061	4,073
Decrease in traditional life future policy benefits	(1,543)	(1,096)	(498)
Distributions to participating policyholders	903	1,089	1,203
Underwriting, acquisition and insurance expenses	59,445	69,458	54,167
Other expenses	—	155	196

Total benefits and expenses	333,694	315,031	186,187

	23,782	27,989	16,521
Income taxes	(8,080)	(9,762)	(5,900)

Net income	$15,702	$18,227	$10,621

See accompanying notes.

EQUITRUST LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

(Dollars in thousands)

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder’s Equity
Balance at January 1, 2005	$3,000	$128,817	$23,787	$39,710	$195,314
Comprehensive loss:
Net income for 2005	—	—	—	10,621	10,621
Change in net unrealized investment gains/losses	—	—	(15,319)	—	(15,319)

Total comprehensive loss					(4,698)
Capital contributions from parent	—	50,000	—	—	50,000

Balance at December 31, 2005	3,000	178,817	8,468	50,331	240,616
Comprehensive income:
Net income for 2006	—	—	—	18,227	18,227
Change in net unrealized investment gains/losses	—	—	(11,490)	—	(11,490)

Total comprehensive income					6,737
Capital contributions from parent	—	94,900	—	—	94,900

Balance at December 31, 2006	3,000	273,717	(3,022)	68,558	342,253
Comprehensive loss:
Net income for 2007	—	—	—	15,702	15,702
Change in net unrealized investment gains/losses	—	—	(18,429)	—	(18,429)

Total comprehensive loss					(2,727)
Capital contributions from parent	—	50,000	—	—	50,000

Balance at December 31, 2007	$3,000	$323,717	$(21,451)	$84,260	$389,526

See accompanying notes.

EQUITRUST LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	Year ended December 31,
	2007	2006	2005
Operating activities
Net income	$15,702	$18,227	$10,621
Adjustments to reconcile net income to net cash provided by operating activities:
Adjustments related to interest sensitive and index products:
Interest credited/index credits to account balances, excluding deferred sales inducements	261,458	145,483	105,706
Change in fair value of embedded derivatives	(5,742)	70,036	4,902
Charges for mortality and administration	(31,567)	(27,132)	(22,489)
Deferral of unearned revenues	255	86	148
Amortization of unearned revenue reserve	(22)	(33)	(27)
Provision for amortization of property and equipment	370	259	137
Provision for accretion and amortization of investments	(3,097)	(3,724)	(7,058)
Realized/unrealized losses on investments	2,483	11	504
Change in fair value of derivatives	3,319	(51,947)	(4,295)
Decrease in traditional life benefit accruals	(1,497)	(1,398)	(440)
Policy acquisition costs deferred	(119,680)	(138,948)	(90,592)
Amortization of deferred policy acquisition costs	34,238	43,848	33,071
Amortization of deferred sales inducements	9,245	18,654	10,214
Net sale (acquisition) of fixed maturities—trading	15,000	—	(15,006)
Change in accrued investment income	(13,485)	(21,506)	(10,540)
Change in amounts receivable from/payable to affiliates	7,567	(8,274)	1,503
Change in reinsurance recoverable	22,915	(18,791)	8,848
Change in current income taxes	(9,760)	3,687	(5,022)
Provision for deferred income taxes	(2,138)	(2,352)	(8,062)
Other	6,362	(3,119)	5,046

Net cash provided by operating activities	191,926	23,067	17,169

Investing activities
Sale, maturity or repayment of investments:
Fixed maturities—available for sale	165,621	156,502	324,380
Mortgage loans on real estate	19,772	25,688	9,553
Derivative instruments	104,485	104,030	12,841
Policy loans	4,558	3,319	3,497
Short-term investments—net	—	49,878	—

	294,436	339,417	350,271
Acquisition of investments:
Fixed maturities—available for sale	(1,274,946)	(1,576,227)	(903,938)
Mortgage loans on real estate	(274,233)	(173,215)	(93,210)
Derivative instruments	(98,827)	(67,954)	(34,465)
Policy loans	(3,237)	(3,013)	(3,098)
Short-term investments—net	(6,615)	—	(59,842)

	(1,657,858)	(1,820,409)	(1,094,553)
Purchases of property and equipment	(725)	(781)	(629)

Net cash used in investing activities	(1,364,147)	(1,481,773)	(744,911)

EQUITRUST LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS (Continued)

(Dollars in thousands)

	Year ended December 31,
	2007	2006	2005
Financing activities
Receipts from interest sensitive and index products credited to policyholder account balances	$1,591,114	$1,838,356	$931,904
Return of policyholder account balances on interest sensitive and index products	(440,131)	(321,978)	(233,658)
Capital contributions from parent	—	46,338	15,823

Net cash provided by financing activities	1,150,983	1,562,716	714,069

Increase (decrease) in cash and cash equivalents	(21,238)	104,010	(13,673)
Cash and cash equivalents at beginning of year	104,297	287	13,960

Cash and cash equivalents at end of year	$83,059	$104,297	$287

Supplemental disclosure of cash flow information
Cash paid for income taxes during the year	$19,979	$8,427	$18,984
Non-cash operating activity—deferral of sales inducements	81,942	88,915	71,191
Non-cash financing activity:
Fixed maturities contributed from parent	47,263	48,562	34,177
Short term securities contributed from parent	2,737	—	—

See accompanying notes.

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1.    Significant Accounting Policies

Nature of Business

EquiTrust Life Insurance Company (we or the Company), a wholly owned subsidiary of FBL Financial Group, Inc., operates in the life insurance industry. We market individual annuity products through independent agents and brokers and variable products through alliances with other insurance companies. These sales take place throughout the United States. In addition to writing direct insurance business, we have assumed closed blocks of life and annuity business through coinsurance agreements.

Accounting Changes

Effective January 1, 2007, we adopted Financial Accounting Standards Board (FASB) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes.” Interpretation No. 48 creates a single model to address uncertainty in tax positions and clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. Under the Interpretation, a tax position can be recognized in the financial statements if it is more likely than not that the position will be sustained upon examination by taxing authorities who have full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Interpretation No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The impact of adopting Interpretation No. 48 was not material to our financial statements; therefore the cumulative effect of change in this accounting principle, totaling $0.1 million, is reflected as an increase to income tax expense in our 2007 income statement. Net income for the full year 2007 was $0.1 million lower as a result of adopting this interpretation. We recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses.

Effective January 1, 2007, we adopted Statement of Position (SOP) 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts” issued by the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants. The SOP provides guidance on the accounting for internal replacements of one insurance contract for another insurance contract. Under the SOP, an internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract is accounted for as an extinguishment of the replaced contract. As an extinguishment, the unamortized deferred policy acquisition costs, deferred sales inducements and unearned revenue reserve from the replaced contract are written off at the time of the extinguishment. An internal replacement that is determined to result in a replacement contract that is substantially unchanged from the replaced contract is accounted for as a continuation of the replaced contract. The impact of adopting SOP 05-1 was not material to our financial statements for 2007 (estimated to be less than $0.1 million decrease to net income) as our previous accounting policy for internal replacements substantially conformed to current interpretations of the guidance in the SOP.

In September 2006, the FASB issued Statement of Financial Accounting Standards (Statement) No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132(R).” This Statement requires the recognition of an asset or liability in the balance sheet based on the funded status of a defined benefit postretirement plan and changes in the funded status of the plan are recorded as a component of comprehensive income in the year in which the changes occur. These requirements were effective for fiscal years ending after December 15, 2006. At December 31, 2006, Statement No. 158 had no impact on our financial statements

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

1.    Significant Accounting Policies (Continued)

as we participate with several affiliates and an unaffiliated organization in various multiemployer defined benefit and other postretirement plans, which are exempt from this Statement. Statement No. 158 also requires measurement of a plan’s assets and benefit obligations as of the end of the employer’s fiscal year, beginning with fiscal years ending after December 15, 2008. We plan to adopt the measurement date portion of this Statement in 2008, using the single measurement date method, which will result in a decrease to the beginning balance of retained earnings totaling $0.1 million.

In December 2007, the FASB issued Statement No. 141(R), “Business Combinations”, which changes the accounting and reporting of business combination transactions effective for the first annual reporting period beginning on or after December 15, 2008. Statement 141(R) has no immediate impact on our financial statements, though it will impact our accounting of future acquisitions or consolidations.

In April 2007, the FASB issued Staff Position FIN 39-1 (FSP FIN 39-1), which amends certain aspects of FASB Interpretation No. 39, “Offsetting of Amounts Related to Certain Contracts-an interpretation of APB Opinion No. 10 and FASB Statement No. 105.” This FSP allows a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement. The guidance in this FSP is effective for fiscal years beginning after November 15, 2007, with early application permitted. At December 31, 2007, we had master netting agreements with counterparties covering cash collateral payable totaling $73.2 million. These amounts are included in the collateral payable for securities lending and other transactions on our balance sheet at December 31, 2007, but will be netted against the fair value of the call options included in derivative instruments upon adoption of FSP FIN 39-1 in 2008. This FSP will have no impact on our statements of income.

In February 2007, the FASB issued Statement No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which permits certain financial assets and liabilities to be measured at fair value, with changes in fair value reported in earnings. This election is allowed on an instrument-by-instrument basis and requires additional reporting disclosures. This Statement is effective for fiscal years beginning after November 15, 2007. Early adoption is allowed provided the provisions of Statement No. 157 are also adopted. We did not elect the fair value option for any financial instruments at December 31, 2007.

In September 2006, the FASB issued Statement No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value and expands the required disclosures about fair value measurements. This Statement is effective for fiscal years beginning after November 15, 2007. We are currently evaluating the requirements of this Statement and have not yet determined the impact of adoption on our financial statements.

Investments

Fixed Maturity Securities

Fixed maturity securities, comprised of bonds and redeemable preferred stocks, which may be sold, are designated as “available for sale.” Available-for-sale securities are reported at market value and unrealized gains and losses on these securities are included directly in stockholders’ equity as a component of accumulated other comprehensive income (loss). The unrealized gains and losses are reduced by a provision for deferred income taxes and adjustments to deferred policy acquisition costs,

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

1.    Significant Accounting Policies (Continued)

deferred sales inducements and unearned revenue reserve that would have been required as a charge or credit to income had such amounts been realized. Fixed maturity securities that are purchased with the intent to sell within a short period of time are classified as “trading.” These securities are carried at fair value and unrealized gains and losses are reflected in the statements of income as a component of realized/unrealized gains on investments. Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities’ expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities’ expected lives.

Mortgage Loans on Real Estate

Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value, which may be based upon the present value of expected future cash flows from the loan or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments. Interest income on impaired loans is recorded on a cash basis. We do not have any impaired loans (those loans in which we do not believe we will collect all amounts due according to the contractual terms of the respective loan agreements) at December 31, 2007 and 2006.

Our mortgage loan portfolio consists principally of commercial mortgage loans. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type.

Derivative Instruments

Derivative instruments include call options used to fund index credits on index annuities sold through our independent distribution channel. In addition, we have embedded derivatives associated with our index annuity business and certain modified coinsurance contracts. All derivatives are recognized as either assets or liabilities in the balance sheets and measured at fair value.

Our derivatives are not designated as hedging instruments, therefore the change in fair value is recognized in earnings in the period of change. See Note 3, “Derivative Instruments,” for more information regarding our derivative instruments and embedded derivatives.

Other Investments

Policy loans are reported at unpaid principal balance. Short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts.

Collateral Held/Payable for Securities Lending and Other Transactions

We participate in a securities lending program whereby certain fixed maturity securities from our investment portfolio are loaned to other institutions for a short period of time. We require initial collateral equal to or greater than 102 percent of the market value of the loaned securities and at least 100 percent

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

1.    Significant Accounting Policies (Continued)

collateral be maintained through the period the securities are on loan. The collateral is invested by the lending agent, in accordance with our guidelines, generating fee income that is recognized as net investment income over the period the securities are on loan. The collateral is accounted for as a secured borrowing and is recorded as an asset on the balance sheets, with a corresponding liability reflecting our obligation to return this collateral upon the return of the loaned securities. Securities recorded on our balance sheet with a market value of $98.1 million were on loan under the program and we were liable for cash collateral under our control totaling $101.1 million at December 31, 2007.

We also obtain collateral relating to certain derivative transactions. We invest cash collateral received and record a liability for amounts owed to counterparties for these transactions. See Note 2, “Investment Operations,” for more information regarding our collateral.

Accrued Investment Income

We discontinue the accrual of investment income on invested assets when it is determined that collection is uncertain.

Realized/Unrealized Gains and Losses on Investments

Realized gains and losses on sales of investments are determined on the basis of specific identification. This line item also includes the change in unrealized gains and losses on trading securities. The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying value of the investment is reduced to its fair value and a specific write down is taken. Such reductions in carrying value are recognized as realized losses on investments. For fixed maturity securities, the fair value becomes the new cost basis for the security and the cost basis is not adjusted for subsequent recoveries in fair value. However, for fixed maturity securities for which we can reasonably estimate future cash flows after a write down, the discount or reduced premium recorded, based on the new cost basis, will be amortized over the remaining life of the security. Amortization in this instance is computed using the prospective method and the current estimate of the amount and timing of future cash flows. It is difficult to estimate cash flows on securities that have been written down for an other-than-temporary impairment due to the inherent variability of cash flows associated with distressed securities. No such amortization was recorded in 2007, 2006 or 2005.

Market Values

Independent pricing sources are used to obtain market values for nearly all of our fixed maturity securities. The pricing service providers utilize valuation models that vary by asset class and incorporate available trade, bid and other market information. Many fixed income securities in the portfolio do not trade on a daily basis, so available information such as benchmark curves, benchmarking of like securities, reported trades, broker/dealer quotes, issuer spreads, bids, offers, and matrix pricing are utilized in the valuation process. For each type of security, information is gathered from market sources that integrate relevant credit information, perceived market movements and sector news into the pricing process. In addition, models are utilized to develop prepayment and interest rate scenarios. All prices obtained from pricing sources are reviewed by our internal investment trading group for reasonableness based on the underlying characteristics of the security, including relative yield, credit rating market activity and valuations of similar securities. Price discrepancies between providers and any prices that

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1.    Significant Accounting Policies (Continued)

look unusual are investigated by our internal investment professionals for final price determination. In addition, certain fixed maturity securities with a market value totaling $29.3 million at December 31, 2007 and $114.9 at December 31, 2006 are valued by us using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U.S. Treasury bond yields. Regardless of the pricing source, we take full responsibility for the reasonableness of all market value estimates.

Market values of redeemable preferred stocks and call options are based on the latest quoted market prices, or for those not readily marketable, generally at values which are representative of the market values of comparable issues. Market values for the embedded derivatives in our modified coinsurance contracts are based on the difference between the fair value and the cost basis of the underlying investments. Market values for the embedded derivatives in our reinsurance recoverable relating to call options are based on quoted market prices.

Cash and Cash Equivalents

For purposes of our statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. Cash collateral received for derivative positions is invested in cash equivalents and reported with derivative instruments as an investing activity in the statements of cash flows.

Reinsurance Recoverable

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. For business ceded to other companies, reinsurance recoverable generally consists of the reinsurers’ share of policyholder liabilities, claims and expenses, net of amounts due the reinsurers for premiums. For business assumed from other companies, reinsurance recoverable generally consists of premium receivable, net of our share of benefits and expenses we owe to the ceding company.

We assume, under coinsurance agreements, certain fixed and index annuity contracts. Call options used to fund index credits on the assumed index annuities are purchased by and maintained on the books of the ceding company. We record our proportionate share of the option value supporting the business we reinsure as reinsurance recoverable on the balance sheets. See Note 3, “Derivative Instruments,” for more information regarding these call options and see Note 5, “Reinsurance and Policy Provisions,” for additional information regarding these reinsurance agreements.

Deferred Policy Acquisition Costs and Deferred Sales Inducements

Deferred policy acquisition costs include certain costs of acquiring new insurance business, principally commissions and other expenses related to the production of new business, to the extent recoverable from future policy revenues and gross profits. Deferred sales inducements include premium bonuses and bonus interest credited to contracts during the first contract year only. For participating traditional life insurance, interest sensitive and index products, these costs are being amortized generally in proportion to expected gross profits (after dividends to policyholders, if applicable) from surrender charges and investment, mortality and expense margins. That amortization is adjusted retrospectively through an unlocking process when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised.

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Property and Equipment

Property and equipment, comprised of capitalized software costs, is reported at cost less allowances for amortization. Amortization expense is computed primarily using the straight-line method over the estimated useful lives of the assets. Capitalized software costs had a carrying value of $1.5 million at December 31, 2007 and $1.1 million at December 31, 2006, and estimated useful lives that range from two to five years. Amortization expense for capitalized software was $0.4 million in 2007, $0.3 million in 2006 and $0.1 million in 2005.

Goodwill

Goodwill represents identifiable intangible assets relating to insurance licenses obtained when the Company was acquired by FBL Financial Group, Inc. Identifiable intangible assets with indefinite lives are not amortized but are subject to annual impairment testing. We have performed impairment testing and determined none of our goodwill was impaired as of December 31, 2007 or 2006.

Future Policy Benefits

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Future policy benefit reserves for index annuities are equal to the sum of the fair value of the embedded index options, accumulated index credits and the host contract reserve computed using a method similar to that used for interest sensitive products. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

For our direct business, interest crediting rates for interest sensitive products ranged from 2.30% to 5.50% in 2007 and 2006 and from 2.40% to 4.90% in 2005. For interest sensitive products assumed through coinsurance agreements, interest crediting rates ranged from 3.00% to 6.00% in 2007 and 2006 and 3.00% to 11.50% in 2005. A portion of the interest credited on our direct business and assumed through the coinsurance agreement ($9.6 million in 2007, $3.9 million in 2006 and $1.2 million in 2005) represents an additional interest credit on first-year premiums, payable at policy issue or until the first contract anniversary date (first-year bonus interest). These amounts are included as deferred sales inducements.

The liability for future policy benefits for participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality and other factors underlying the guaranteed policy cash values. Reserve interest assumptions ranged from 2.25% to 5.50% at December 31, 2007 and 2006. The average rate of assumed investment yields used in estimating gross margins was 7.11% in 2007, 6.98% in 2006 and 7.41% in 2005. Accrued dividends for participating business assumed are established for anticipated amounts earned to date that have not been paid. The declaration of future dividends for participating business is at the discretion of the ceding company’s Board of Directors. Participating business accounted for 0.9% of direct receipts from policyholders during 2007 (2006—1.4% and 2005—0.9%) and represented 0.4% of life insurance in force at December 31, 2007 (2006—0.5% and 2005—1.1%). The liability for future policy benefits for non-participating traditional life insurance is computed using a net level method, including assumptions as to mortality, persistency and interest and includes provisions for possible unfavorable deviations.

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The unearned revenue reserve reflects the unamortized balance of charges assessed to interest sensitive contract holders to compensate us for services to be performed over future periods (policy initiation fees). These charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs.

Guaranty Fund Assessments

From time to time, assessments are levied on us by guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes.

We had undiscounted reserves of less than $0.1 million at December 31, 2007 and 2006 to cover estimated future assessments on known insolvencies. We had assets totaling $0.1 million at December 31, 2007 and 2006 representing estimated premium tax offsets on paid and future assessments. Expenses incurred for guaranty fund assessments, net of related premium tax offsets, totaled less than $0.1 million in 2007, 2006 and 2005. It is anticipated that estimated future guaranty fund assessments on known insolvencies will be paid during 2008 and substantially all the related future premium tax offsets will be realized during the five year period ending December 31, 2012. We believe the reserve for guaranty fund assessments is sufficient to provide for future assessments based upon known insolvencies and projected premium levels.

Deferred Income Taxes

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period.

Separate Accounts

The separate account assets and liabilities reported in our accompanying balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying statements of income.

Guaranty

Farm Bureau Life Insurance Company (Farm Bureau Life), an affiliate, has guaranteed that it will maintain a minimum statutory capitalization level for us, sufficient to maintain a favorable statutory risk based capital ratio.

Recognition of Premium Revenues and Costs

Revenues for interest sensitive, index and variable products consist of policy charges for the cost of insurance, asset charges, administration charges, amortization of policy initiation fees and surrender

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1.    Significant Accounting Policies (Continued)

charges assessed against policyholder account balances. The timing of revenue recognition as it relates to these charges and fees is determined based on the nature of such charges and fees. Policy charges for the cost of insurance, asset charges and policy administration charges are assessed on a daily or monthly basis and are recognized as revenue when assessed and earned. Certain policy initiation fees that represent compensation for services to be provided in the future are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are determined based upon contractual terms and are recognized upon surrender of a contract. Policy benefits and claims charged to expense include interest or index amounts credited to policyholder account balances (excluding sales inducements) and benefit claims incurred in excess of policyholder account balances during the period. Changes in the reserves for the embedded derivatives in the index annuities and amortization of deferred policy acquisition costs and deferred sales inducements are recognized as expense over the life of the policy.

We reduced our reserves for the embedded derivative in our coinsured index annuities $7.1 million in 2006. This adjustment, which is the correction of an overstatement that started in 2001, increased 2006 net income $2.6 million after offsets for taxes and the amortization of deferred policy acquisition costs and deferred sales inducements. The impact to the financial statement line items and prior period financial statements affected by this overstatement is not material. This adjustment does not impact our segment results as the segment results are based on operating income which, as explained in Note 12, excludes the impact of changes in the valuation of derivatives.

Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred policy acquisition costs and deferred sales inducements.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. The cost of reinsurance ceded is generally amortized over the contract periods of the reinsurance agreements. Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

Components of our underwriting, acquisition and insurance expenses are as follows:

	Year ended December 31,
	2007	2006	2005
	(Dollars in thousands)
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	$1,439	$1,461	$1,599
Amortization of deferred policy acquisition costs	34,238	43,848	33,071
Other underwriting, acquisition and insurance expenses, net of deferrals	23,768	24,149	19,497

Total	$59,445	$69,458	$54,167

Comprehensive Income

Unrealized gains and losses on our available-for-sale securities are included in accumulated other comprehensive income (loss) in stockholder’s equity. Other comprehensive income (loss) excludes net investment losses included in net income which represent transfers from unrealized to realized gains and losses. These amounts totaled $0.9 million in 2007, less than $0.1 million in 2006 and $0.2 million in

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1.    Significant Accounting Policies (Continued)

2005. These amounts, which have been measured through the date of sale, are net of income taxes and adjustments to deferred policy acquisition costs and deferred sales inducements totaling $1.7 million in 2007, less than $0.1 million in 2006 and $0.2 million in 2005.

Reclassifications

Certain amounts in the 2006 and 2005 financial statements have been reclassified to conform to the 2007 financial statement presentation.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. For example, significant estimates and assumptions are utilized in the valuation of investments, determination of other-than-temporary impairments of investments, amortization of deferred policy acquisition costs and deferred sales inducements, calculation of policyholder liabilities and accruals and determination of pension expense. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements.

2.    Investment Operations

Fixed Maturities

The following tables contain amortized cost and estimated market value information on fixed maturity securities classified as available for sale:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value

	(Dollars in thousands)
December 31, 2007
Bonds:
Corporate securities	$2,598,394	$34,222	$(87,837)	$2,544,779
Mortgage and asset-backed securities	1,540,584	7,114	(61,478)	1,486,220
United States Government and agencies	234,862	2,572	(3,961)	233,473
State, municipal and other governments	912,785	13,048	(10,381)	915,452
Public utilities	385,005	4,413	(8,332)	381,086
Redeemable preferred stocks	4,000	—	(900)	3,100

Total fixed maturities	$5,675,630	$61,369	$(172,889)	$5,564,110

December 31, 2006
Bonds:
Corporate securities	$2,103,715	$28,266	$(36,054)	$2,095,927
Mortgage and asset-backed securities	1,186,624	6,769	(14,131)	1,179,262
United States Government and agencies	247,473	465	(7,498)	240,440
State, municipal and other governments	662,033	9,852	(9,896)	661,989
Public utilities	303,550	3,870	(4,839)	302,581
Redeemable preferred stocks	10,698	65	(191)	10,572

Total fixed maturities	$4,514,093	$49,287	$(72,609)	$4,490,771

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2.    Investment Operations (Continued)

Short-term investments have been excluded from the above schedule as amortized cost approximates market value for these securities.

The carrying value and estimated market value of our portfolio of available-for-sale fixed maturity securities at December 31, 2007, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Estimated Market Value

	(Dollars in thousands)
Due in one year or less	$16,853	$16,966
Due after one year through five years	497,824	503,134
Due after five years through ten years	1,490,540	1,469,705
Due after ten years	2,125,829	2,084,985

	4,131,046	4,074,790
Mortgage and asset-backed securities	1,540,584	1,486,220
Redeemable preferred stocks	4,000	3,100

	$5,675,630	$5,564,110

Net unrealized investment gains (losses) on fixed maturity securities classified as available for sale, recorded directly to stockholder’s equity, were comprised of the following:

	December 31,

	2007	2006

	(Dollars in thousands)
Unrealized depreciation on fixed maturities—available for sale	$(111,520)	$(23,322)
Adjustment for assumed changes in amortization pattern of:
Deferred policy acquisition costs	50,319	10,534
Deferred sales inducements	28,223	8,143
Unearned revenue reserve	(24)	(4)
Provision for deferred income taxes	11,551	1,627

Net unrealized investment losses	$(21,451)	$(3,022)

The changes in net unrealized investment gains and losses are recorded net of deferred income taxes and other adjustments for assumed changes in the amortization pattern of deferred policy acquisition costs, deferred sales inducements and unearned revenue reserve totaling ($69.8) million in 2007, ($28.3) million in 2006 and ($32.1) million in 2005.

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2.    Investment Operations (Continued)

The following tables set forth the estimated market value and unrealized losses of available-for-sale fixed maturity securities in an unrealized loss position that are not deemed to be other-than-temporarily impaired. These are listed by investment category and the length of time the securities have been in an unrealized loss position:

December 31, 2007
	Less than one year		One year or more		Total
Description of Securities	Estimated Market Value	Unrealized Losses	Estimated Market Value	Unrealized Losses	Estimated Market Value	Unrealized Losses
	(Dollars in thousands)
Corporate securities	$652,252	$(29,673)	$688,213	$(58,164)	$1,340,465	$(87,837)
Mortgage and asset-backed securities	421,362	(27,185)	584,338	(34,293)	1,005,700	(61,478)
United States Government and agencies	—	—	76,842	(3,961)	76,842	(3,961)
State, municipal and other governments	89,627	(1,827)	287,902	(8,554)	377,529	(10,381)
Public utilities	92,149	(2,136)	103,665	(6,196)	195,814	(8,332)
Redeemable preferred stock	3,100	(900)	—	—	3,100	(900)

Total fixed maturities	$1,258,490	$(61,721)	$1,740,960	$(111,168)	$2,999,450	$(172,889)

December 31, 2006
	Less than one year		One year or more		Total
Description of Securities	Estimated Market Value	Unrealized Losses	Estimated Market Value	Unrealized Losses	Estimated Market Value	Unrealized Losses
			(Dollars in thousands)
Corporate securities	$472,948	$(6,985)	$613,590	$(29,069)	$1,086,538	$(36,054)
Mortgage and asset-backed securities	266,240	(2,217)	476,609	(11,914)	742,849	(14,131)
United States Government and agencies	8,429	(156)	196,453	(7,342)	204,882	(7,498)
State, municipal and other governments	262,693	(5,542)	88,939	(4,354)	351,632	(9,896)
Public utilities	87,356	(788)	81,385	(4,051)	168,741	(4,839)
Redeemable preferred stock	—	—	6,507	(191)	6,507	(191)

Total fixed maturities	$1,097,666	$(15,688)	$1,463,483	$(56,921)	$2,561,149	$(72,609)

Included in the above table are 735 securities from 490 issuers at December 31, 2007 and 656 securities from 456 issuers at December 31, 2006. These increases are primarily due to an increase in spreads between the risk-free and corporate and other bond yields. The following summarizes the details describing the more significant unrealized losses by investment category as of December 31, 2007.

Corporate securities:    The unrealized losses on corporate securities, which include redeemable preferred stocks, totaled $88.7 million, or 51.3% of our total unrealized losses. The largest losses were in the financial services sector ($622.1 million carrying value and $48.2 million unrealized loss) and in the manufacturing sector ($322.1 million carrying value and $21.2 million unrealized loss). The largest unrealized losses in the financial services sector were in the holding and other investment offices sector ($271.0 million carrying value and $18.1 million unrealized loss) and the depository institutions sector ($186.0 million carrying value and $15.7 million unrealized loss). The majority of securities in the holding and other investment offices sector are real estate investment trust bonds. The unrealized losses in this sector are primarily due to an increase in credit spreads due to the sector’s exposure to commercial real estate and market concerns about the ability to access the capital markets. The unrealized losses in the depository institutions sector are primarily due to a decrease in market liquidity and concerns regarding the underlying credit quality of subprime and other assets these institutions hold. The largest unrealized losses in the manufacturing sector were in the paper and allied products sector ($52.9 million carrying value and $6.8 million unrealized loss) and the printing and publishing sector ($15.8 million

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2.    Investment Operations (Continued)

carrying value and $2.3 million unrealized loss). The unrealized losses in the paper and allied products sector and the printing and publishing sector are due to spread widening that is the result of weaker operating results. The unrealized losses in the remaining corporate sectors are also primarily attributable to spread widening due to a decrease in market liquidity, an increase in market volatility and concerns about the general health of the economy. Because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2007.

Mortgage and asset-backed securities:    The unrealized losses on mortgage and asset-backed securities totaled $61.5 million, or 35.6% of our total unrealized losses, and were caused primarily by concerns regarding mortgage defaults on subprime and other risky mortgages. There were also concerns regarding potential downgrades or defaults of bond insurers providing credit protection for underlying issuers. These concerns resulted in spread widening in the sector as liquidity decreased in the market. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on mortgages and other assets backing the securities. At December 31, 2007, our investment in subprime mortgages totaled $13.6 million, or 0.2% of our total fixed income portfolio. We also held investments with exposure to the Alt-A home equity loan sector ($427.3 million carrying value and $33.6 million unrealized loss). All securities with subprime or Alt-A exposure, except for one are AAA rated. In addition, at December 31, 2007, $129.6 million of our mortgage and asset-backed securities were wrapped with credit enhancing insurance. We believe these securities were underwritten at investment grade excluding any credit enhancing protection. Because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2007.

United States Government and agencies:    The unrealized losses on U.S. Governments and agencies totaled $4.0 million, or 2.3% of our total unrealized losses, and were caused by spread widening. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on direct guarantees from the U.S. Government and by agencies of the U.S. Government. Because the decline in market value is attributable to changes in market interest rates and not credit quality, and because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2007.

State, municipal and other governments:    The unrealized losses on state, municipal and other governments totaled $10.4 million, or 6.0% of our total unrealized losses, and were primarily caused by general spread widening. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on the taxing authority of a municipality or the revenues of a municipal project. Because the decline in market value is attributable to increased spreads and not credit quality, and because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2007.

Public utilities:    The unrealized losses on public utilities totaled $8.3 million, or 4.8% of our total unrealized losses, and were caused primarily by spread widening. Because the decline in market value is attributable to changes in market interest rates and not credit quality, and because we have the ability and intent to hold these investments until recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2007.

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NOTES TO FINANCIAL STATEMENTS (Continued)

2.    Investment Operations (Continued)

Regarding our entire portfolio, we monitor the financial condition and operations of the issuers of securities rated below investment grade and of the issuers of certain investment grade securities on which we have concerns regarding credit quality. In determining whether or not an unrealized loss is other than temporary, we review factors such as:

•	historical operating trends;

•	business prospects;

•	status of the industry in which the company operates;

•	analyst ratings on the issuer and sector;

•	quality of management;

•	size of the unrealized loss;

•	length of time the security has been in an unrealized loss position; and

•	our intent and ability to hold the security.

We held one collateralized debt obligation partially backed by subprime mortgages with an amortized cost of $4.0 million at December 31, 2007 and 2006 and an estimated fair value of $0.6 million at December 31, 2007 and $4.0 million at December 31, 2006. We believe the decline in market value on this security is attributable to spread widening from market liquidity and credit quality concerns. This security was rated investment grade by two major rating agencies, appeared adequately collateralized and we expected all principal and interest payments would continue. Based on these circumstances, we had the intent and ability to hold this investment until a recovery of fair value, and therefore we did not consider it to be other-than-temporarily impaired at December 31, 2007. After December 31, 2007, the ratings and outlook from three rating agencies declined, the collateralization test failed and the fair value further declined to $0.4 million. Due to these events, we considered this security other-than-temporarily impaired at March 31, 2008, and wrote it down to fair value by recording a realized loss totaling $3.6 million. See Note 13 for details on impairments recorded in the first quarter of 2008.

Net Investment Income

Components of net investment income are as follows:

	Year ended December 31,
	2007	2006	2005
	(Dollars in thousands)
Fixed maturity securities—available for sale	$290,405	$217,617	$161,347
Fixed maturity securities—trading	195	546	277
Mortgage loans on real estate	34,373	22,419	15,899
Policy loans	1,223	1,278	1,303
Short-term investments, cash and cash equivalents	9,005	2,014	814
Prepayment fee income and other	1,268	2,150	1,415
Interest paid on collateral held	(4,526)	(1,243)	(3)

	331,943	244,781	181,052
Less investment expenses	(6,653)	(4,755)	(3,272)

Net investment income	$325,290	$240,026	$177,780

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NOTES TO FINANCIAL STATEMENTS (Continued)

2.    Investment Operations (Continued)

Realized and Unrealized Gains and Losses

Realized/unrealized gains (losses), recorded as a component of income, and the change in unrealized appreciation/depreciation on investments, recorded as a component of the change in accumulated other comprehensive income (loss), are summarized below:

	Year ended December 31,
	2007	2006	2005
	(Dollars in thousands)
Realized/unrealized—income
Fixed maturities—available for sale	$(2,557)	$(94)	$(348)
Fixed maturities—trading	74	83	(156)

Realized losses on investments	$(2,483)	$(11)	$(504)

Unrealized—accumulated other comprehensive loss
Change in unrealized appreciation/depreciation of fixed maturities—available for sale	$(88,198)	$(39,752)	$(47,437)

The income on fixed maturity securities classified as trading represents unrealized gains (losses) relating to securities held as of December 31, 2006 and 2005 that was realized at maturity in 2007.

An analysis of sales, maturities and principal repayments of our available-for-sale fixed maturities portfolio is as follows:

	Amortized Cost	Gross Realized Gains	Gross Realized Losses	Proceeds
	(Dollars in thousands)
Year ended December 31, 2007
Scheduled principal repayments and calls—available for sale	$151,763	$—	$—	$151,763
Sales—available for sale	13,611	311	(64)	13,858

Total	$165,374	$311	$(64)	$165,621

Year ended December 31, 2006
Scheduled principal repayments and calls—available for sale	$130,827	$—	$—	$130,827
Sales—available for sale	25,749	335	(409)	25,675

Total	$156,576	$335	$(409)	$156,502

Year ended December 31, 2005
Scheduled principal repayments and calls—available for sale	$225,583	$—	$—	$225,583
Sales—available for sale	142,487	1,103	(2,053)	141,537

Total	$368,070	$1,103	$(2,053)	$367,120

In December 2005, we exchanged certain bonds with Farm Bureau Life. We received bonds from Farm Bureau Life with a fair value of $42.7 million, accrued interest of $0.9 million and $0.5 million in cash, in exchange for bonds with a fair value of $44.1 million. We realized a loss of $0.9 million on the transaction.

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NOTES TO FINANCIAL STATEMENTS (Continued)

2.    Investment Operations (Continued)

Realized losses on fixed maturities totaling $2.8 million in 2007 and less than $0.1 million in 2005 were incurred as a result of writedowns for other-than-temporary impairment of fixed maturity securities. There were no writedowns for other-than-temporary impairments in 2006.

Income taxes include credits for the tax effect of realized gains and losses totaling $0.9 million in 2007, $0.1 million in 2006 and $0.2 million in 2005.

Variable Interest Entities

At December 31, 2007, we have an investment in one variable interest entity for which we are not considered the primary beneficiary. This investment consists of one mezzanine commercial real estate loan on real estate property with assets less than $21.0 million at December 31, 2007. Our maximum exposure to loss is the carrying value of our investment which totaled $2.5 million at December 31, 2007. We did not have any investment in variable interest entities as December 31, 2006 or 2005.

Other

At December 31, 2007, affidavits of deposits covering investments with a carrying value totaling $6,337.4 million were on deposit with state agencies to meet regulatory requirements.

At December 31, 2007, we had committed to provide additional funding for mortgage loans on real estate aggregating $25.7 million. These commitments arose in the normal course of business at terms that are comparable to similar investments.

We held cash collateral for derivative transactions totaling $79.0 million at December 31, 2007 and $72.5 million at December 31, 2006 that was invested and included in the balance sheets with corresponding amounts recorded in other liabilities. We also had securities we held as off-balance sheet collateral for derivative transactions with a market value totaling $10.5 million at December 31, 2006. No such off-balance sheet collateral was held at December 31, 2007.

No investment in any entity or its affiliates (other than bonds issued by agencies of the United States Government) exceeded ten percent of stockholder’s equity at December 31, 2007.

Our parent contributed fixed maturity securities and short term investments to us with a market value totaling $50.0 million during 2007 and fixed maturity securites with a market value totaling $48.6 million during 2006. These capital contributions were recorded at market value and the fixed maturity securities were classified as available for sale.

3.    Derivative Instruments

We assume index annuity business under a coinsurance agreement and write index annuities directly. Index annuities guarantee the return of principal to the contract holder and credit amounts based on a percentage of the gain in a specified market index. Most of the premium received is invested in investment grade fixed income securities and a portion of the premium received from the contract holder is used to purchase derivative instruments consisting of one-year or two-year call options on the applicable market indices to fund the index credits due to the index annuity contract holders. On the respective anniversary dates of the index annuity contracts, the market index used to compute the index

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

3.    Derivative Instruments (Continued)

credits is reset and new call options are purchased to fund the next index credit. Although the call options are designed to be effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment under Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities.” Therefore, the change in fair value of the options is recognized in earnings in the period of change. The cost of the options can be managed through the terms of the index annuities, which permit changes to participation rates, asset fees and/or caps, subject to guaranteed minimums.

We held call options relating to our direct business with a fair value of $114.5 million at December 31, 2007 and $121.6 million at December 31, 2006. Our share of call options assumed, which is recorded as embedded derivatives in reinsurance recoverable, totaled $22.4 million at December 31, 2007 and $42.5 million at December 31, 2006. Derivative income (loss) includes ($3.0) million for 2007, $70.4 million for 2006 and ($2.3) million for 2005 relating to call option proceeds and changes in fair value.

We are exposed to counterparty credit risk (the risk that the counterparty fails to perform under the terms of the derivative contract). We do not anticipate nonperformance by any of our counterparties. We purchase derivative instruments from multiple counterparties and evaluate the creditworthiness of all counterparties prior to purchase of the contracts. Purchasing such contracts from financial institutions with superior performance reduces the credit risk associated with these agreements. Collateral support documents are negotiated to further reduce the exposure when deemed necessary. Our credit exposure is the fair value of derivative instruments with a positive value. Cash is required at initiation of the contract and contracts are settled for value at termination.

The reserve for index annuity contracts includes a series of embedded derivatives that represent the contract holder’s right to participate in index returns over the expected lives of the applicable contracts. The reserve includes the value of the embedded forward options despite the fact that call options are not purchased for a period longer than the period of time to the next index reset date. The change in the value of this embedded derivative is included in interest sensitive and index product benefits in the statements of income and totaled ($5.7) million for 2007, $70.0 million for 2006 and $4.9 million for 2005.

We have modified coinsurance agreements where interest on funds withheld is determined by reference to a pool of fixed maturity securities. These arrangements contain embedded derivatives requiring bifurcation. Embedded derivatives in these contracts are recorded at fair value at each balance sheet date and changes in the fair values of the derivatives are recorded as derivative income or loss. The fair value of the embedded derivatives pertaining to funds withheld on variable business assumed by us totaled $0.1 million at December 31, 2007 and 2006, and the fair value of the embedded derivatives pertaining to funds withheld on business ceded by us was $0.2 million at December 31, 2007 and less than $0.1 million at December 31, 2006. Derivative income (loss) from our modified coinsurance contracts totaled $0.1 million in 2007, less than $0.1 million in 2006 and ($0.4) million in 2005.

4.    Fair Values of Financial Instruments

Statement No. 107, “Disclosures About Fair Value of Financial Instruments,” requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

4.    Fair Values of Financial Instruments (Continued)

and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent our underlying value.

We used the following methods and assumptions in estimating the fair value of our financial instruments.

Fixed maturity securities:    Fair values for fixed maturity securities are obtained primarily from a variety of independent pricing sources, whose results undergo evaluation by our internal investment professionals.

Mortgage loans on real estate:    Fair values are estimated by discounting expected cash flows of each loan at an interest rate equal to a spread above the U.S. Treasury bond yield that corresponds to the loan’s expected life. These spreads are based on overall market pricing of commercial mortgage loans at the time of valuation.

Derivative instruments:    Fair values for call options are based on quoted market prices.

Policy loans:    Fair values are estimated by discounting expected cash flows using a risk-free interest rate based on the U.S. Treasury curve.

Cash, short-term investments and collateral held and payable for securities lending:    The carrying amounts reported in the balance sheets for these instruments approximate their fair values.

Reinsurance recoverable:    Reinsurance recoverable relating to our portion of the call options used to fund index credits on the index annuities assumed is reported at fair value. Fair value is determined using quoted market prices for the call options. Reinsurance recoverable also includes the embedded derivatives in our modified coinsurance contracts under which we assume business. Market values for these embedded derivatives are based on the difference between the fair value and the cost basis of the underlying fixed maturity securities. We are not required to estimate fair value for the remainder of the reinsurance recoverable balance.

Other assets:    Fair values for the embedded derivatives in our modified coinsurance contracts under which we cede business are based on the difference between the fair value and the cost basis of the underlying fixed maturity securities. We are not required to estimate fair value for the remainder of the other assets balances.

Assets held in separate accounts:    Separate account assets are reported at estimated fair value in our balance sheets based on quoted net asset values of the underlying mutual funds.

Future policy benefits and other policyholders’ funds:    Fair values of our liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities and supplementary contracts) are estimated using one of two methods. For contracts with known maturities, fair value is determined using discounted cash flow analyses based on current interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For contracts without known maturities, fair value is cash surrender value, the cost we would incur to extinguish the liability. We are not required to estimate the fair value of our liabilities under other insurance contracts.

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

4.    Fair Values of Financial Instruments (Continued)

Liabilities related to separate accounts:    Separate account liabilities are estimated at cash surrender value, the cost we would incur to extinguish the liability.

The following sets forth a comparison of the fair values and carrying values of our financial instruments subject to the provisions of Statement No. 107:

	December 31,
	2007		2006
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(Dollars in thousands)
Assets
Fixed maturities—available for sale	$5,564,110	$5,564,110	$4,490,771	$4,490,771
Fixed maturities—trading	—	—	14,927	14,927
Mortgage loans on real estate	705,473	711,240	450,967	457,132
Derivative instruments	114,548	114,548	121,584	121,584
Policy loans	19,208	22,641	20,529	23,621
Cash and short-term investments	113,129	113,129	125,015	125,015
Reinsurance recoverable	22,509	22,509	42,613	42,613
Collateral held for securities lending and other transactions	101,123	101,123	—	—
Other assets	150	150	37	37
Assets held in separate accounts	101,875	101,875	97,638	97,638
Liabilities
Future policy benefits	$6,772,940	$5,810,936	$5,364,978	$4,563,398
Other policyholders’ funds	65,491	75,906	10,921	10,921
Collateral payable for securities lending and other transactions	180,408	180,408	72,818	72,818
Liabilities related to separate accounts	101,875	98,031	97,638	93,372

5.    Reinsurance and Policy Provisions

Reinsurance

In the normal course of business, we seek to limit our exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with retention limits ranging up to $0.1 million of coverage per individual life. Amounts in excess of $0.1 million are ceded to Farm Bureau Life or to various third-party reinsurers. We do not use financial or surplus relief reinsurance.

In addition to the cession of risks described above, we also have reinsurance agreements with variable alliance partners to cede a specified percentage of risks associated with variable universal life and variable annuity contracts. Under these agreements, we pay the alliance partners their reinsurance percentage of charges and deductions collected on the reinsured polices. The alliance partners in return pay us their reinsurance percentage of benefits in excess of related account balances. In addition, the alliance partners pay us an expense allowance for certain new business, development and maintenance costs on the reinsured contracts.

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

5.    Reinsurance and Policy Provisions (Continued)

Certain business has also been reinsured to Midland National Life Insurance Company (Midland National), formerly Clarica Life Insurance Company U.S., under an assumption reinsurance agreement. Under the agreement, Midland National agreed to use its best efforts to secure appropriate policyholder and regulatory approvals to effectuate the transfer of risk from us to Midland National. This business is treated as being reinsured under indemnity reinsurance arrangements for the fiscal years ended December 31, 2007, 2006 and 2005.

Life insurance in force ceded totaled $412.9 million (71.5% of direct life insurance in force) at December 31, 2007 and $399.9 million (65.9% of direct life insurance in force) at December 31, 2006. Insurance premiums and product charges have been reduced by $1.5 million in 2007, 2006 and 2005 and insurance benefits have been reduced by $0.7 million in 2007, $1.8 million in 2006 and $0.5 million in 2005 as a result of cession agreements.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

We have assumed closed blocks of certain traditional life, universal life and annuity business through coinsurance agreements. In addition, we assume variable annuity and variable life business from alliance partners through modified coinsurance arrangements.

Life insurance in force assumed totaled $1,573.7 million (90.5% of total life insurance in force) at December 31, 2007 and $1,626.5 million (88.7% of total life insurance in force) at December 31, 2006. Premiums and product charges assumed totaled $24.5 million in 2007, $26.0 million in 2006 and $24.8 million in 2005. Insurance benefits assumed totaled $9.7 million in 2007, $10.9 million in 2006 and $10.7 million in 2005.

Policy Provisions

Certain variable annuity and variable universal life contracts in our separate accounts have minimum interest guarantees on funds deposited in our general account and guaranteed minimum death benefits (GMDBs) on our variable annuities. In addition, we have certain variable annuity contracts that have an incremental death benefit (IDB) rider that pays a percentage of the gain on the contract upon death of the contract holder. Information regarding our GMDBs and IDBs by type of guarantee and related separate account balance and net amount at risk (amount by which GMDB or IDB exceeds account value) is as follows:

	December 31, 2007		December 31, 2006
Type of Guarantee	Separate Account Balance	Net Amount at Risk	Separate Account Balance	Net Amount at Risk
	(Dollars in thousands)
Guaranteed minimum death benefit:
Return of net deposits	$21,952	$22	$13,275	$—
Return the greater of highest anniversary value or net deposits	220,350	2,176	172,634	278
Incremental death benefit	207,493	14,986	162,949	11,525

Total		$17,184		$11,803

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

5.    Reinsurance and Policy Provisions (Continued)

The separate account assets are principally comprised of stock and bond mutual funds. The reserve for GMDBs and IDBs, determined using scenario-based modeling techniques and industry mortality assumptions, that is included in future policy benefits, totaled $0.3 million at December 31, 2007 and 2006. The weighted average age of the contract holders with a GMDB or IDB rider was 53 years at December 31, 2007 and 54 years at December 31, 2006.

Incurred benefits for GMDBs and IDBs totaled less than $0.1 million for 2007, $0.2 million for 2006 and less than $0.1 million for 2005. Paid benefits for GMDBs and IDBs totaled less than $0.1 million for 2007, 2006 and 2005.

6.    Income Taxes

We file a consolidated federal income tax return with FBL Financial Group, Inc. and a majority of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing a benefit to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled.

Income tax expenses (credits) are included in the financial statements as follows:

	Year ended December 31,
	2007	2006	2005
	(Dollars in thousands)
Taxes provided in statements of income:
Current	$10,218	$12,114	$13,962
Deferred	(2,138)	(2,352)	(8,062)

	8,080	9,762	5,900
Taxes provided in statement of changes in stockholder’s equity—change in net unrealized investment gains/losses—deferred	(9,924)	(6,187)	(8,249)

	$(1,844)	$3,575	$(2,349)

The effective tax rate on income before income taxes is different from the prevailing federal income tax rate as follows:

	Year ended December 31,
	2007	2006	2005
	(Dollars in thousands)
Income before income taxes	$23,782	$27,989	$16,521

Income tax at federal statutory rate (35%)	$8,324	$9,796	$5,782
Tax effect (decrease) of:
Tax-exempt dividend income	(346)	(240)	(125)
State income taxes	94	200	242
Other items	8	6	1

Income tax expense	$8,080	$9,762	$5,900

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Income Taxes (Continued)

The tax effect of temporary differences giving rise to our deferred income tax assets and liabilities is as follows:

	December 31,
	2007	2006
	(Dollars in thousands)
Deferred income tax assets:
Fixed maturity and equity securities	$37,851	$7,036
Future policy benefits	297,453	241,293
Other	1,310	1,292

	336,614	249,621
Deferred income tax liabilities:
Deferred policy acquisition costs	179,319	137,395
Deferred sales inducements	110,301	77,829
Other	1,880	1,344

	291,500	216,568

Deferred income tax asset	$45,114	$33,053

As discussed in Note 1 above, the impact of adopting Interpretation No. 48 was not material to our financial statements. We are no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2001.

7.    Credit Arrangements

Farm Bureau Life and Farm Bureau Mutual Insurance Company, an affiliate, have each extended lines of credit to us in the amount of $10.0 million. Any borrowings are due within 30 days and interest on these agreements is charged at a variable rate equal to the one-month London Interbank Offered Rate (LIBOR). We do not have any outstanding borrowings on these lines of credit at December 31, 2007 or 2006.

8.    Retirement Plans

We participate with several affiliates and an unaffiliated organization in various multiemployer defined benefit plans. These plans cover substantially all our employees and the employees of the other participating companies who have attained age 21 and one year of service. Benefits are based on years of service and the employees’ compensation. One of these plans provides supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. Net periodic pension cost of the plans is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Pension expense aggregated $1.1 million in 2007 and 2006 and $0.9 million in 2005.

Effective January 1, 2008, certain provisions in the plans were modified. As a result of these modifications, we expect a reduction in future costs associated with the plans.

We participate with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. We contribute FBL Financial Group, Inc. stock in an amount equal to 100% of an employee’s contributions up to 2% of the annual salary contributed by the employee and an amount equal to 50% of

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

8.    Retirement Plans (Continued)

an employee’s contributions between 2% and 4% of the annual salary contributed by the employee. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each company. Expense related to the plan totaled $0.3 million in 2007 and $0.2 million in 2006 and 2005.

In addition to benefits offered under the aforementioned benefit plans, we and several other affiliates sponsor a plan that provides group term life insurance benefits to retirees who have worked full-time for ten years and attained age 55 while in service. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. Postretirement benefit expense aggregated less than $0.1 million in 2007, 2006 and 2005.

9.    Management and Other Agreements

We share certain office facilities and services with the Iowa Farm Bureau Federation (IFBF), the majority owner of FBL Financial Group, Inc., and its affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of rent, salaries and related expenses, travel and other operating costs.

We participate in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administration and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the IFBF, provides certain management services to us under a separate arrangement. We incurred expenses totaling $5.0 million in 2007, $5.7 million in 2006 and $3.0 million in 2005 for these services.

We have equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc. We incurred expenses totaling $0.9 million in 2007, $0.8 million in 2006 and $0.7 million in 2005 under these agreements.

EquiTrust Investment Management Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc., provides investment advisory services for us. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $6.6 million in 2007, $4.6 million in 2006 and $3.2 million in 2005 relating to these services.

10.    Commitments and Contingencies

In the normal course of business, we may be involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At December 31, 2007, management is not aware of any claims for which a material loss is reasonably possible. Midland National, as part of the sale agreement for the Company, has assumed all accrued, absolute and contingent liabilities that may arise out of or related to, the business with us prior to December 30, 1997.

We self-insure our employee health and dental claims. However, claims in excess of our self-insurance limits are fully insured. We fund insurance claims through a self-insurance trust. Deposits to the trust are made at an amount equal to our best estimate of claims incurred during the period. Accordingly, no accruals are recorded on our financial statements for unpaid claims and claims incurred but not reported. Adjustments, if any, resulting in changes in the estimate of claims incurred will be reflected in operations in the periods in which such adjustments are known.

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

10.    Commitments and Contingencies (Continued)

We have extended a line of credit in the amount of $10.0 million to Farm Bureau Life. Any borrowings are due within 30 days and interest on this agreement is charged at a variable rate equal to the one-month LIBOR. There were no outstanding borrowings on this line of credit at December 31, 2007 or 2006.

Our parent leases its home office properties under a 15-year operating lease. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2007 is as follows: 2008—$0.3 million; 2009—$0.3 million; 2010—$0.3 million; 2011—$0.3 million; 2012—$0.3 million; and 2013—$0.1 million. Rent expense for this lease totaled $0.5 million in 2007, $0.6 million in 2006 and $0.5 million in 2005. We also lease additional space under an operating lease which expires December 31, 2016. Our expected share of future remaining lease payments under this lease as of December 31, 2007 is as follows: 2008—$0.2 million; 2009—$0.2 million; 2010—$0.5 million; 2011—$0.5 million; 2012—$0.5 million; and thereafter, through 2016—$2.0 million. Rent expense for this lease totaled $0.2 million for 2007 and $0.1 million for 2006 and 2005.

11.    Statutory Information

Our financial statements included herein differ from related statutory-basis financial statements principally as follows: (a) the bond portfolio is classified as either available-for-sale or trading, which are carried at fair value rather than generally being carried at amortized cost; (b) changes in the fair value of call options we directly hold are recorded as a component of derivative income rather than, prior to 2006, directly to surplus; (c) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred; (d) future policy benefit reserves for participating traditional life insurance products are based on net level premium methods and guaranteed cash value assumptions which may differ from statutory reserves; (e) future policy benefit reserves for certain interest sensitive products are based on full account values, rather than discounting methodologies utilizing statutory interest rates; (f) net realized gains or losses attributed to changes in the level of market interest rates are recognized as gains or losses in the statements of income when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security or mortgage loan; (g) the established formula-determined statutory investment reserve, changes in which are charged directly to surplus, is not recorded as a liability; (h) certain deferred income tax assets, agents’ balances and certain other assets designated as “nonadmitted assets” for statutory purposes are reported as assets rather than being charged to surplus; (i) revenues for interest sensitive, indexed and variable products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (j) pension income or expense is recognized for all employees in accordance with Statement No. 87, “Employers’ Accounting for Pensions” rather than for vested employees only; and (k) assets and liabilities are restated to fair values when a change in ownership occurs that is accounted for as a purchase, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

Our net income, as determined in accordance with statutory accounting practices, was $22.3 million in 2007, $24.5 million in 2006 and $20.2 million in 2005. Our total statutory capital and surplus was $391.6 million at December 31, 2007 and $328.0 million at December 31, 2006.

Our ability to pay dividends to our parent company is restricted because prior approval of the Iowa Insurance Commissioner is required for payment of dividends to the stockholder which exceed an annual limitation. An annual dividend limitation is defined under the Iowa Insurance Holding Company Act as any dividend or distribution of cash or other property whose fair market value, together with that of other

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

11.    Statutory Information (Continued)

dividends or distributions made within the preceding 12 months, exceeds the greater of (i) 10% of policyholders’ surplus (total statutory capital stock and statutory surplus) as of December 31 of the preceding year, or (ii) the statutory net gain from operations of the insurer for the 12-month period ending December 31 of the preceding year. During 2008, the maximum amount legally available for distribution to our parent company without further regulatory approval is $39.2 million.

12.    Segment Information

We analyze operations by reviewing financial information regarding products that are aggregated into four product segments. The product segments are: (1) Traditional Annuity—Exclusive Distribution (“Exclusive Annuity”), (2) Traditional Annuity—Independent Distribution (“Independent Annuity”), (3) Traditional and Universal Life Insurance and (4) Variable. We also have corporate capital that is aggregated into a Corporate and Other segment.

The Exclusive Annuity segment primarily consists of a closed block of fixed rate annuities sold through our exclusive agency distribution prior to February 2006. Fixed rate annuities consist primarily of flexible premium deferred annuities which provide for tax-deferred savings. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees.

The Independent Annuity segment consists of fixed rate annuities, index annuities and supplementary contracts (some of which involve life contingencies) sold through our independent distribution or assumed through coinsurance agreements. Supplementary contracts provide for the systematic repayment of funds that accumulate interest. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Traditional and Universal Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.

The Corporate and Other segment consists primarily of investments and related investment income not specifically allocated to our product segments.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are generally reported net of any transactions between the segments. Operating income represents net income excluding the impact of:

•	realized and unrealized gains and losses on investments;

•	changes in net unrealized gains and losses on derivatives;

•	the cumulative effect of changes in accounting principles; and

•	discontinued operations.

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

12.    Segment Information (Continued)

We use operating income, in addition to net income, to measure our performance since realized and unrealized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from period to period. Also, the cumulative effect of changes in accounting principles and discontinued operations are nonrecurring items. These fluctuations make it difficult to analyze core operating trends. In addition, for derivatives not designated as hedges, there is a mismatch between the valuation of the asset and liability when deriving net income. Specifically, call options relating to our index business are one or two-year assets while the embedded derivative in the index contracts represents the rights of the contract holder to receive index credits over the entire period the index annuities are expected to be in force. For our other embedded derivatives in the product segments, the embedded derivatives are marked to market, but the associated insurance liabilities are not marked to market. A view of our operating performance without the impact of these mismatches and nonrecurring items enhances the analysis of our results. We use operating income for goal setting, determining company-wide bonuses and evaluating performance on a basis comparable to that used by many in the investment community.

Financial information concerning our operating segments is as follows:

	Year ended December 31,
	2007	2006	2005
	(Dollars in thousands)
Operating revenues:
Traditional Annuity—Exclusive Distribution	$—	$24	$14
Traditional Annuity—Independent Distribution	373,244	234,139	168,724
Traditional and Universal Life Insurance	26,841	28,641	29,711
Variable	5,400	3,860	3,650
Corporate and Other	4,744	1,563	1,345

	410,229	268,227	203,444
Realized/unrealized losses on investments (A)	(2,483)	(11)	(504)
Change in net unrealized gains/losses on derivatives (A)	(50,270)	74,804	(232)

Total revenues	$357,476	$343,020	$202,708

Net investment income:
Traditional Annuity—Exclusive Distribution	$—	$16	$14
Traditional Annuity—Independent Distribution	305,487	222,897	160,303
Traditional and Universal Life Insurance	14,401	14,811	15,447
Variable	657	739	671
Corporate and Other	4,745	1,563	1,345

Total net investment income	$325,290	$240,026	$177,780

Amortization:
Traditional Annuity—Exclusive Distribution	$—	$55	$—
Traditional Annuity—Independent Distribution	67,285	53,390	34,996
Traditional and Universal Life Insurance	1,373	1,211	1,714
Variable	432	1,240	2,231
Corporate and Other	—	(5)	1

	69,090	55,891	38,492
Realized/unrealized gains (losses) on investments (A)	(1,226)	2	(100)
Change in net unrealized gains/losses on derivatives (A)	(27,108)	3,144	(2,478)

Total amortization	$40,756	$59,037	$36,364

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

12.    Segment Information (Continued)

	Year ended December 31,
	2007	2006	2005
	(Dollars in thousands)
Pre-tax operating income (loss):
Traditional Annuity—Exclusive Distribution	$(8)	$(401)	$(487)
Traditional Annuity—Independent Distribution	31,457	22,594	17,921
Traditional and Universal Life Insurance	7,307	6,520	4,427
Variable	(203)	(3,430)	(2,465)
Corporate and Other	3,906	1,094	1,036

	42,459	26,377	20,432
Income taxes on operating income	(14,553)	(8,711)	(7,490)
Realized/unrealized losses on investments (A)	(817)	(8)	(262)
Cumulative effect of change in accounting principle	(64)	—	—
Change in net unrealized gains/losses on derivatives (A)	(11,323)	569	(2,059)

Net income	$15,702	$18,227	$10,621

Assets:
Traditional Annuity—Exclusive Distribution	$544	$496	$1,245
Traditional Annuity—Independent Distribution	7,138,077	5,632,395	3,764,454
Traditional and Universal Life	241,205	254,730	258,507
Variable	139,563	137,632	122,358
Corporate and Other	274,575	146,736	86,307

	7,793,964	6,171,989	4,232,871
Unrealized gains (losses) in accumulated other comprehensive income (loss) (A)	(21,427)	(3,091)	13,028
Other classification adjustments	(11,123)	(13,736)	(67,884)

Total assets	$7,761,414	$6,155,162	$4,178,015

(A)	Amounts are net of adjustments, as applicable, to amortization of deferred policy acquisition costs, deferred sales inducements and income taxes attributable to these items.

Capitalized software is allocated to the Corporate and Other segment and the related amortization is allocated to the Independent Annuity segment.

Expenditures for long-lived assets were not significant during the periods presented above. Goodwill of $1.2 million at December 31, 2007 and 2006 is allocated to the Corporate segment.

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

12.    Segment Information (Continued)

Net statutory premiums collected, which include premiums collected from annuities and universal life-type products that are not included in revenues for GAAP reporting, totaled $1,623.4 million in 2007, $1,855.7 million in 2006 and $959.0 million in 2005. Our direct annuity premiums collected for the Independent Annuity segment are concentrated in the following states:

	Year ended December 31,
	2007	2006	2005
Independent Annuity segment collected premiums:
Pennsylvania	10.1%	7.9%	3.6%
Florida	9.2	10.3	14.4
Texas	7.1	9.2	8.2
California	7.1	7.6	10.2
North Carolina	5.1	5.5	8.3

13.    Other-Than-Temporary Impairments—Subsequent Event

For the quarter ended March 31, 2008, we recorded realized losses for other-than-temporary impairments on five fixed maturity securities totaling $5.1 million after taxes and other adjustments to amortization of unearned revenue reserves, deferred policy acquisition costs and deferred sales inducements. At December 31, 2007, the decline in value for each of these securities was recorded as an unrealized loss and reflected as a reduction to stockholder’s equity through accumulated other comprehensive income (loss). We determined these securities were other-than-temporarily impaired due to rating agency downgrades, bankruptcy filings, changes in collateralization and other specific events occurring during the first quarter of 2008.